Share Class: Administrative Class	April 30, 2012
PIMCO Variable Insurance Trust Prospectus

SHORT DURATION BOND PORTFOLIO

PIMCO Money Market Portfolio

This prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be read in conjunction with the prospectus of any contract or policy. Both prospectuses should be read carefully and retained for future reference. As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Portfolio Summary

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Portfolio

Administative Class Shares

Purchases and Redemptions

How Portfolio Shares are Priced

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO Money Market Portfolio

Investment Objective

The Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment): None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Administrative Class
Management Fee	0.32%
Distribution and/or Service (12b-1) Fees	0.15%
Total Annual Portfolio Operating Expenses(1)	0.47%
(1)

To maintain certain net yields for the Portfolio, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio's fees and expenses. Such waivers, if any, are not reflected in this table.

Example. The Example is intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did.

	1 Year	3 Years	5 Years	10 Years
Administrative Class	$48	$151	$263	$591

Principal Investment Strategies

The Portfolio invests at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 3% of its total assets in money market securities that are in the second-highest rating category for short-term obligations that have a remaining maturity of 45 days or less. The Portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Portfolio may not exceed 60 days and the dollar-weighted average life to maturity of the Portfolio may not exceed 120 days. The Portfolio attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Portfolio may invest in the following: obligations of the U.S. Government (including its agencies and government-sponsored enterprises); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Portfolio may invest more than 25% of its total assets in securities or obligations issued by U.S. banks.

The Portfolio's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Port-
folio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management perfor-
mance, financial leverage and reduced demand for the issuer's goods or services

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and national-
ization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of
U.S. issuers

Management Risk: the risk that the investment techniques
and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved

Please see "Description of Principal Risks" in the Portfolio's prospec-
tus for a more detailed description of the risks of investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. Performance shown does not reflect any charges or expenses imposed by an insurance company and if it did, performance shown would be lower. The bar chart and the table show performance of the Portfolio's Administrative Class shares. The Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The Lipper Money Market Fund Index is an average of the 30 largest equal weighted money market funds as compiled by Lipper Analytical Inc.

Performance for the Portfolio is updated monthly and may be obtained at http://pvit.pimco-funds.com.

Calendar Year Total Returns — Administrative Class*

*For the periods shown in the bar chart, the highest quarterly return was 1.24% in the 4th quarter of 2006, and the lowest quarterly return was 0.01% in the 4th quarter of 2009.

Average Annual Total Returns (for periods ended 12/31/11)

	1 Year	5 Years	10 Years
Administrative Class Return	0.06%	1.45%	1.76%
Citigroup 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.08%	1.36%	1.85%
Lipper Money Market Fund Index (reflects no deductions for fees, expenses or taxes)	0.02%	1.48%	1.72%

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Portfolio. The Portfolio's portfolio is managed by Jerome Schneider. Mr. Schneider is an Executive Vice President of PIMCO and he has managed the Portfolio since January 2011.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account.

Tax Information

The shareholders of the Portfolio are the insurance companies offering the variable products. Please refer to the prospectus for the Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Insurance Companies and Other Financial Intermediaries

The Portfolio and/or its related companies (including PIMCO) may pay the insurance company and other intermediaries for the sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's investments as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in the Portfolio.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Credit Risk

The Portfolio could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Portfolio may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest. To the extent that the Portfolio invests 25% or more of its assets in obligations issued by U.S. banks, the Portfolio will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations.

Market Risk

The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Foreign (Non-U.S.) Investment Risk

The Portfolio may invest in foreign (non-U.S.) securities, and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the portfolio manager in connection with managing the Portfolio and may also adversely affect the ability of the Portfolio to achieve its investment objective.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of the Portfolio's holdings.

Management of the Portfolio

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the "Trust"), PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2012, PIMCO had approximately $1.77 trillion in assets under management.

Management Fees

The Portfolio pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Portfolio Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee.  For the fiscal year ended December 31, 2011, the Portfolio paid monthly Management Fees to PIMCO at the average annual rate of 0.32% (stated as a percentage of the average daily net assets of the Portfolio).

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Advisory Fee. The Portfolio pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended December 31, 2011, the following Portfolio paid monthly advisory fees to PIMCO at the annual rate of 0.12% (stated as a percentage of the average daily net assets of the Portfolio).

A discussion of the basis for the Board of Trustees' approval of the Portfolio's investment advisory contract is available in the Portfolio's Annual Report to shareholders for the fiscal year ended December 31, 2011.

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Supervisory and Administrative Fee. The Portfolio pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Administrative Class shareholders of the Portfolio pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolio bears other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Administrative Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Portfolio. Also, under the terms of the supervision and administration agreement, PIMCO, and not Portfolio shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended December 31, 2011, the Portfolio paid PIMCO monthly supervisory and administrative fees at the annual rate of 0.20% for Administrative Class shares (stated as a percentage of the average daily net assets of the Portfolio).

Temporary Fee Waivers, Reductions and Reimbursements

To maintain certain net yields for the PIMCO Money Market Portfolio, PIMCO and the Trust's Distributor, PIMCO Investments LLC (the "Distributor"), have entered into a fee and expense limitation agreement with the Portfolio (the "Agreement") pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio's supervisory and administrative fee, any service fees applicable to a class of the Portfolio, or to the extent necessary, the Portfolio's advisory fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO may recoup from the PIMCO Money Market Portfolio any portion of the supervisory and administrative fee or advisory fee waived, reduced or reimbursed pursuant to the Agreement (the "Reimbursement Amount") during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustee fees pursuant to the expense limitation agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio's average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or
4) cause any class of the Portfolio to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived, except the Portfolio will not reimburse PIMCO or the Distributor for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield.

To the extent PIMCO or the Distributor waives, reduces or reimburses any portion of the service fees pursuant to the Agreement, PIMCO or the Distributor may pay or reimburse financial institutions for services for which such financial institutions normally receive service fees from the Portfolio out of PIMCO's or the Distributor's own assets. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the PIMCO Money Market Portfolio.

Individual Portfolio Manager

The following individual has primary responsibility for managing the Portfolio.

Portfolio	Portfolio Manager	Since	Recent Professional Experience
PIMCO Money Market	Jerome Schneider	1/11

Executive Vice President, PIMCO. He joined PIMCO in 2008. Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined Bear Stearns in 1995.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager's compensation and the portfolio manager's ownership of shares of the Portfolio.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC").

Administrative Class Shares

The Trust offers investors Administrative Class shares of the Portfolio in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Administrative Class shares.

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Service Fees—Administrative Class Shares. The Trust has adopted an Administrative Services Plan (the "Administrative Plan") for the Administrative Class shares of the Portfolio. The Administrative Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act. The Administrative Plan allows the Portfolio to use its Administrative Class assets to compensate the Distributor for providing or procuring through financial intermediaries administrative, recordkeeping, and investor services relating to Administrative Class shares.

The Administrative Plan permits the Portfolio to make total payments at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of the Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

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Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than Administrative Plan fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments by PIMCO. PIMCO uses its own assets and resources, including its profits from advisory or super-
visory and administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing infor-
mation about the Trust and the Portfolio, the delivery of Trust documents, and other services. In addition, PIMCO may pay certain expenses, such as printing and mailing charges, incurred by such insurance companies in connection with their services. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.

The fees paid to insurance companies, as described in the preceding paragraph, generally will not exceed 0.25% of the total assets of the Portfolio held by the insurance company, on an annual basis, though in some cases fees may be higher. Although the payments described in the preceding paragraph are not intended to compensate the insurance companies for marketing the Portfolio, they may provide an additional incentive to insurance companies to actively promote the Portfolio and, depending on the arrangements an insurance company may have in place with other mutual funds or their sponsors at any particular time, an insurance company may have a financial incentive to promote the Portfolio (or share class of the Portfolio) over other mutual fund options (or other portfolios or share classes of the Portfolio) available under a particular Variable Contract.

From time to time, PIMCO may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Portfolio. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Portfolio. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Portfolio. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

The Statement of Additional Information contains further details about the payments made by PIMCO to insurance companies. In addition, you can ask the insurance company that sponsors the Variable Contract in which you invest for information about any payments it receives from PIMCO and any services provided for such payments.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Portfolio with such investment consultants and their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Portfolio or in other products sponsored by PIMCO and its affiliates.

Purchases and Redemptions

Purchasing Shares

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

As of the date of this prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies. All purchase orders are effected at the net asset value ("NAV") next determined after a purchase order is received.

While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

The Trust and its Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. In addition, the Trust and its Distributor each reserves the right, in its sole discretion, to redeem shares, in whole or in part, when, in the judgment of management, such redemption is necessary in order to maintain qualification under the rules for variable annuities and/or variable life contracts with respect to other shareholders, to maintain qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or for any reason under terms set by the Trustees, including the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to the shareholder. The sale of shares will be suspended when trading on the New York Stock Exchange ("NYSE") is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

Redeeming Shares

Shares may be redeemed without charge on any day that the NAV is calculated. All redemption requests received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 pm, Eastern time), on a day the Trust is open for business, are effective on that day. Redemption requests received after that time become effective on the next business day. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. Payment for shares redeemed normally will be made within seven days.

Redemptions of the Portfolio's shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Frequent or Excessive Purchases, Exchanges and Redemptions

The Trust encourages shareholders to invest in the Portfolio as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as "market timing," and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio.

Certain of the Portfolio's investment strategies may make the Portfolio more susceptible to market timing activities. For example, since the Portfolio may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's non-U.S. portfolio securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Portfolio and its shareholders. Such activities may have a detrimental effect on the Portfolio and its shareholders. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio's investments, increase transaction costs and taxes, and may harm the performance of the Portfolio and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Portfolio's holdings, and the time when that change is reflected in the NAV of the Portfolio's shares, the Portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Portfolio's securities. See "How Portfolio Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or PIMCO, the transaction may adversely affect the interests of the Portfolio or its shareholders. Notice of any such restrictions, if any, will vary according to the particular circumstances. When PIMCO notices a pattern of trading that may be indicative of excessive or abusive trading by Variable Contract Owners, the Trust and/or PIMCO will seek the cooperation of insurance companies in attempting to determine whether the activity is the result of trading by one or more related Variable Contract Owners. In the event that the insurance company informs PIMCO that the trading activity is the result of excessive or abusive trading by Variable Contract Owners, PIMCO will request that the insurance company take appropriate action to ensure that the excessive or abusive trading ceases. If the trading pattern continues, PIMCO will request that the insurance company restrict purchases of or exchanges into the Portfolio by the Variable Contract Owner identified as having engaged in excessive or abusive trading. There can be no assurances that an insurance company will comply with PIMCO's request. The Trust and PIMCO will also cooperate with efforts by insurance companies to limit excessive exchanges in their products.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, insurance company separate accounts, in which purchases and sales of Portfolio shares by Variable Contract Owners are aggregated for presentation to the Portfolio on a net basis, conceal the identity of the individual Variable Contract Owners from the Portfolio. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Portfolio.

How Portfolio Shares Are Priced

The NAV of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The Portfolio's securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

Tax Consequences

The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of Variable Contracts. See "Taxation" in the Portfolio's Statement of Additional Information for more information on taxes.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolio.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. The investments made by the Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Investment Selection

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

■

securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

■

corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

■

mortgage-backed and other asset-backed securities;

■

inflation-indexed bonds issued both by governments and corporations;

■

structured notes, including hybrid or "indexed" securities and event-linked bonds;

■

loan participations and assignments;

■

delayed funding loans and revolving credit facilities;

■

bank certificates of deposit, fixed time deposits and bankers' acceptances;

■

repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

■

debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

■

obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

■

obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, the Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than the Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Portfolio's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Portfolio may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-Related and Other Asset-Backed Securities

The Portfolio may invest in certain mortgage-backed securities which are U.S. Government Securities (as described above). Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The Portfolio may invest in floating rate debt instruments ("floaters") but may not engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Foreign (Non-U.S.) Securities

The Portfolio may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. The Portfolio's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country.

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for a portfolio that invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Portfolio also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Portfolio has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered a form of borrowing for some purposes. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

The Portfolio may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio's total assets, less all liabilities and indebtedness not represented by senior securities. The Portfolio may also borrow money for temporary adminis-
trative purposes in an amount not to exceed 5% of the Portfolio's total assets.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated or "earmarked" to cover these positions. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security's price appreciates in value such that the security's price is above the agreed upon price on the settlement date.

Investment in Other Investment Companies

The Portfolio may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The Portfolio may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, the Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.

Illiquid Securities

The Portfolio may invest up to 5% of its total assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Portfolio may pay lending fees to a party arranging the loan. Cash collateral received by the Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Portfolio bears the risk of such investments.

Changes in Investment Objective and Policies

The investment objective of the Portfolio is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolio may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in rated securities.

Other Investments and Techniques

The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolio to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolio.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the last five fiscal years or, if shorter, the period since the Portfolio or class commenced operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Administrative Class shares of the Portfolio (assuming reinvestment of all dividends and distributions). The performance does not reflect Variable Contract fees or expenses. This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent registered public accounting firm. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

PIMCO Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Administrative Class
Net asset value beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income(a)	0.00 ^	0.00 ^	0.00 ^	0.02	0.05
Total income from investment operations	0.00	0.00	0.00	0.02	0.05
Dividends from net investment income	0.00 ^	0.00 ^	0.00 ^	(0.02)	(0.05)
Total distributions	0.00	0.00	0.00	(0.02)	(0.05)
Net asset value end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.06%	0.05%	0.11%	2.24%	4.86%
Net assets end of year (000s)	$39,286	$47,775	$55,381	$58,511	$167,465
Ratio of expenses to average net assets	0.11%	0.22%	0.33%	0.48%	0.49	%(b)
Ratio of expenses to average net assets excluding waivers	0.47%	0.47%	0.50%	0.48%	0.49	%(b)
Ratio of net investment income to average net assets	0.04%	0.04%	0.08%	2.58%	4.76%

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2007, the advisory fee was reduced to 0.12%.

Appendix A
Description of Securities Ratings

The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Portfolio's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

■

Nature of and provisions of the obligation;

■

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating as-signed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings,with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

g: The letter 'g' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

q: A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the 'B' rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

Investment Company Act File Number: 811-08399	PVIT0338F_043012

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, or request other information about the Portfolio by calling the Trust at 1-800-927-4648, by visiting http://pvit.pimco-funds.com or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov. You can also visit our web site at http://pvit.pimco-funds.com for additional information about the Portfolio, including the SAI and the annual and semi-annual reports which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-08399	PVIT0338F_043012

Share Class: Institutional Class	April 30, 2012
PIMCO Variable Insurance Trust Prospectus

SHORT DURATION BOND PORTFOLIO

PIMCO Money Market Portfolio

This prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be read in conjunction with the prospectus of any contract or policy. Both prospectuses should be read carefully and retained for future reference. As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Portfolio Summary

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Portfolio

Institutional Class Shares

Purchases and Redemptions

How Portfolio Shares are Priced

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO Money Market Portfolio

Investment Objective

The Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment): None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Institutional Class
Management Fee	0.32%
Total Annual Portfolio Operating Expenses(1)	0.32%
(1)

To maintain certain net yields for the Portfolio, PIMCO or its affiliates may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio's fees and expenses. Such waivers, if any, are not reflected in this table.

Example. The Example is intended to help you compare the cost of investing in Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$33	$103	$180	$406

Principal Investment Strategies

The Portfolio invests at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 3% of its total assets in money market securities that are in the second-highest rating category for short-term obligations that have a remaining maturity of 45 days or less. The Portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Portfolio may not exceed 60 days and the dollar-weighted average life to maturity of the Portfolio may not exceed 120 days. The Portfolio attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Portfolio may invest in the following: obligations of the U.S. Government (including its agencies and government-sponsored enterprises); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Portfolio may invest more than 25% of its total assets in securities or obligations issued by U.S. banks.

The Portfolio's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Port-
folio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management perfor-
mance, financial leverage and reduced demand for the issuer's goods or services

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and national-
ization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of
U.S. issuers

Management Risk: the risk that the investment techniques
and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved

Please see "Description of Principal Risks" in the Portfolio's prospec-
tus for a more detailed description of the risks of investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. Performance shown does not reflect any charges or expenses imposed by an insurance company and if it did, performance shown would be lower. The bar chart and the table show performance of the Portfolio's Institutional Class shares. The Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The Fund began operations on 4/10/00. Index comparisons began on 3/31/00. The Lipper Money Market Fund Index is an average of the 30 largest equal weighted money market funds as compiled by Lipper Analytical Inc.

Performance for the Portfolio is updated monthly and may be obtained at http://pvit.pimco-funds.com.

Calendar Year Total Returns — Institutional Class*

*For the periods shown in the bar chart, the highest quarterly return was 1.29% in the 4th quarter of 2006, and the lowest quarterly return was 0.01% in the 4th quarter of 2009.

Average Annual Total Returns (for periods ended 12/31/11)

	1 Year	5 Years	10 Years
Institutional Class Return	0.06%	1.51%	1.87%
Citigroup 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.08%	1.36%	1.85%
Lipper Money Market Fund Index (reflects no deductions for fees, expenses or taxes)	0.02%	1.48%	1.72%

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Portfolio. The Portfolio's portfolio is managed by Jerome Schneider. Mr. Schneider is an Executive Vice President of PIMCO and he has managed the Portfolio since January 2011.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account.

Tax Information

The shareholders of the Portfolio are the insurance companies offering the variable products. Please refer to the prospectus for the Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Insurance Companies and Other Financial Intermediaries

The Portfolio and/or its related companies (including PIMCO) may pay the insurance company and other intermediaries for the sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's investments as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in the Portfolio.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio's shares.

Credit Risk

The Portfolio could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Portfolio may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest. To the extent that the Portfolio invests 25% or more of its assets in obligations issued by U.S. banks, the Portfolio will be subject to bank concentration risks, such as adverse changes in economic and regulatory developments affecting the banking industry that could affect the ability of the banks to meet their obligations.

Market Risk

The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Foreign (Non-U.S.) Investment Risk

The Portfolio may invest in foreign (non-U.S.) securities, and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the portfolio manager in connection with managing the Portfolio and may also adversely affect the ability of the Portfolio to achieve its investment objective.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of the Portfolio's holdings.

Management of the Portfolio

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the "Trust"), PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2012, PIMCO had approximately $1.77 trillion in assets under management.

Management Fees

The Portfolio pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Portfolio Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee.  For the fiscal year ended December 31, 2011, the Portfolio paid monthly Management Fees to PIMCO at the average annual rate of 0.32% (stated as a percentage of the average daily net assets of the Portfolio).

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Advisory Fee. The Portfolio pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended December 31, 2011, the following Portfolio paid monthly advisory fees to PIMCO at the annual rate of 0.12% (stated as a percentage of the average daily net assets of the Portfolio).

A discussion of the basis for the Board of Trustees' approval of the Portfolio's investment advisory contract is available in the Portfolio's Annual Report to shareholders for the fiscal year ended December 31, 2011.

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Supervisory and Administrative Fee. The Portfolio pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Institutional Class shareholders of the Portfolio pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolio does bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Institutional Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent and Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Portfolio. Also, under the terms of the supervision and administration agreement, PIMCO, and not Portfolio shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended December 31, 2011, the Portfolio paid PIMCO monthly supervisory and administrative fees at the annual rate of 0.20% for Institutional Class shares (stated as a percentage of the average daily net assets of the Portfolio).

To maintain certain net yields for the PIMCO Money Market Portfolio, PIMCO and the Trust's Distributor, PIMCO Investments LLC (the "Distributor"), have entered into a fee and expense limitation agreement with the Portfolio (the "Agreement") pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio's supervisory and administrative fee, any service fees applicable to a class of the Portfolio, or to the extent necessary, the Portfolio's advisory fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO may recoup from the PIMCO Money Market Portfolio any portion of the supervisory and administrative fee or advisory fee waived, reduced or reimbursed pursuant to the Agreement (the "Reimbursement Amount") during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustee fees pursuant to the expense limitation agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio's average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or
4) cause any class of the Portfolio to maintain a net negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived, except the Portfolio will not reimburse PIMCO or the Distributor for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield.

To the extent PIMCO or the Distributor waives, reduces or reimburses any portion of the service fees pursuant to the Agreement, PIMCO or the Distributor may pay or reimburse financial institutions for services for which such financial institutions normally receive service fees from the Portfolio out of PIMCO's or the Distributor's own assets. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the PIMCO Money Market Portfolio.

Individual Portfolio Manager

The following individual has primary responsibility for managing the Portfolio.

Portfolio	Portfolio Manager	Since	Recent Professional Experience
PIMCO Money Market	Jerome Schneider	1/11

Executive Vice President, PIMCO. He joined PIMCO in 2008. Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined Bear Stearns in 1995.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager's compensation and the portfolio manager's ownership of shares of the Portfolio.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC").

Institutional Class Shares

The Trust offers investors Institutional Class shares of the Portfolio in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Institutional Class shares.

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Arrangements with Service Agents. Institutional Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments by PIMCO. PIMCO uses its own assets and resources, including its profits from advisory or super-
visory and administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing infor-
mation about the Trust and the Portfolio, the delivery of Trust documents, and other services. In addition, PIMCO may pay certain expenses, such as printing and mailing charges, incurred by such insurance companies in connection with their services. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.

The fees paid to insurance companies, as described in the preceding paragraph, generally will not exceed 0.25% of the total assets of the Portfolio held by the insurance company, on an annual basis, though in some cases fees may be higher. Although the payments described in the preceding paragraph are not intended to compensate the insurance companies for marketing the Portfolio, they may provide an additional incentive to insurance companies to actively promote the Portfolio and, depending on the arrangements an insurance company may have in place with other mutual funds or their sponsors at any particular time, an insurance company may have a financial incentive to promote the Portfolio (or share class of the Portfolio) over other mutual fund options (or other portfolios or share classes of the Portfolio) available under a particular Variable Contract.

From time to time, PIMCO may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Portfolio. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Portfolio. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Portfolio. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

The Statement of Additional Information contains further details about the payments made by PIMCO to insurance companies. In addition, you can ask the insurance company that sponsors the Variable Contract in which you invest for information about any payments it receives from PIMCO and any services provided for such payments.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Portfolio with such investment consultants and their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Portfolio or in other products sponsored by PIMCO and its affiliates.

Purchases and Redemptions

Purchasing Shares

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

As of the date of this prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies. All purchase orders are effected at the net asset value ("NAV") next determined after a purchase order is received.

While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

The Trust and its Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. In addition, the Trust and its Distributor each reserves the right, in its sole discretion, to redeem shares, in whole or in part, when, in the judgment of management, such redemption is necessary in order to maintain qualification under the rules for variable annuities and/or variable life contracts with respect to other shareholders, to maintain qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or for any reason under terms set by the Trustees, including the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to the shareholder. The sale of shares will be suspended when trading on the New York Stock Exchange ("NYSE") is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

Redeeming Shares

Shares may be redeemed without charge on any day that the NAV is calculated. All redemption requests received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 pm, Eastern time), on a day the Trust is open for business, are effective on that day. Redemption requests received after that time become effective on the next business day. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. Payment for shares redeemed normally will be made within seven days.

Redemptions of the Portfolio's shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Frequent or Excessive Purchases, Exchanges and Redemptions

The Trust encourages shareholders to invest in the Portfolio as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as "market timing," and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio.

Certain of the Portfolio's investment strategies may make the Portfolio more susceptible to market timing activities. For example, since the Portfolio may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's non-U.S. portfolio securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Portfolio and its shareholders. Such activities may have a detrimental effect on the Portfolio and its shareholders. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio's investments, increase transaction costs and taxes, and may harm the performance of the Portfolio and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Portfolio's holdings, and the time when that change is reflected in the NAV of the Portfolio's shares, the Portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Portfolio's securities. See "How Portfolio Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or PIMCO, the transaction may adversely affect the interests of the Portfolio or its shareholders. Notice of any such restrictions, if any, will vary according to the particular circumstances. When PIMCO notices a pattern of trading that may be indicative of excessive or abusive trading by Variable Contract Owners, the Trust and/or PIMCO will seek the cooperation of insurance companies in attempting to determine whether the activity is the result of trading by one or more related Variable Contract Owners. In the event that the insurance company informs PIMCO that the trading activity is the result of excessive or abusive trading by Variable Contract Owners, PIMCO will request that the insurance company take appropriate action to ensure that the excessive or abusive trading ceases. If the trading pattern continues, PIMCO will request that the insurance company restrict purchases of or exchanges into the Portfolio by the Variable Contract Owner identified as having engaged in excessive or abusive trading. There can be no assurances that an insurance company will comply with PIMCO's request. The Trust and PIMCO will also cooperate with efforts by insurance companies to limit excessive exchanges in their products.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, insurance company separate accounts, in which purchases and sales of Portfolio shares by Variable Contract Owners are aggregated for presentation to the Portfolio on a net basis, conceal the identity of the individual Variable Contract Owners from the Portfolio. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Portfolio.

How Portfolio Shares Are Priced

The NAV of the Portfolio's Institutional Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The Portfolio's securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

Tax Consequences

The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of Variable Contracts. See "Taxation" in the Portfolio's Statement of Additional Information for more information on taxes.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolio.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" and "Description of Principal Risks." It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. The investments made by the Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Investment Selection

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, the Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than the Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Portfolio's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Portfolio may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Mortgage-Related and Other Asset-Backed Securities

The Portfolio may invest in certain mortgage-backed securities which are U.S. Government Securities (as described above). Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The Portfolio may invest in floating rate debt instruments ("floaters") but may not engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Foreign (Non-U.S.) Securities

The Portfolio may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. The Portfolio's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country.

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for a portfolio that invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Portfolio also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Portfolio has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered a form of borrowing for some purposes. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

The Portfolio may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio's total assets, less all liabilities and indebtedness not represented by senior securities. The Portfolio may also borrow money for temporary adminis-
trative purposes in an amount not to exceed 5% of the Portfolio's total assets.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated or "earmarked" to cover these positions. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security's price appreciates in value such that the security's price is above the agreed upon price on the settlement date.

Investment in Other Investment Companies

The Portfolio may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The Portfolio may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, the Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.

Illiquid Securities

The Portfolio may invest up to 5% of its total assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Portfolio may pay lending fees to a party arranging the loan. Cash collateral received by the Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Portfolio bears the risk of such investments.

Changes in Investment Objective and Policies

The investment objective of the Portfolio is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolio may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in rated securities.

Other Investments and Techniques

The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolio to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolio.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the last five fiscal years or, if shorter, the period since the Portfolio or class commenced operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio (assuming reinvestment of all dividends and distributions). The performance does not reflect Variable Contract fees and expenses. This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent registered public accounting firm. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

PIMCO Money Market Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Institutional Class
Net asset value beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income(a)	0.00 ^	0.00 ^	0.00 ^	0.02	0.05
Total income from investment operations	0.00	0.00	0.00	0.02	0.05
Dividends from net investment income	0.00 ^	0.00 ^	0.00 ^	(0.02)	(0.05)
Total distributions	0.00	0.00	0.00	(0.02)	(0.05)
Net asset value end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.06%	0.05%	0.14%	2.39%	5.01%
Net assets end of year (000s)	$203,934	$211,196	$210,746	$217,370	$213,882
Ratio of expenses to average net assets	0.11%	0.22%	0.31%	0.33%	0.34	%(b)
Ratio of expenses to average net assets excluding waivers	0.32%	0.32%	0.35%	0.33%	0.34	%(b)
Ratio of net investment income to average net assets	0.04%	0.04%	0.10%	2.35%	4.91%

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2007, the advisory fee was reduced to 0.12%.

Appendix A
Description of Securities Ratings

The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Portfolio's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

■

Nature of and provisions of the obligation;

■

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating as-signed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings,with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

g: The letter 'g' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

q: A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the 'B' rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, or request other information about the Portfolio by calling the Trust at 1-800-927-4648, by visiting http://pvit.pimco-funds.com or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov. You can also visit our web site at http://pvit.pimco-funds.com for additional information about the Portfolio, including the SAI and the annual and semi-annual reports which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-08399	PVIT0598F_043012

Share Class: Administrative Class	April 30, 2012
PIMCO Variable Insurance Trust Prospectus

REAL RETURN STRATEGY PORTFOLIO

PIMCO Real Return Portfolio

This prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be read in conjunction with the prospectus of any contract or policy. Both prospectuses should be read carefully and retained for future reference. As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Portfolio Summary

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Portfolio

Administative Class Shares

Purchases and Redemptions

How Portfolio Shares are Priced

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO Real Return Portfolio

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment): None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Administrative Class
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.15%
Total Annual Portfolio Operating Expenses	0.65%

Example. The Example is intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did.

	1 Year	3 Years	5 Years	10 Years
Administrative Class	$66	$208	$362	$810

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example tables, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 381% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective portfolio duration of the securities comprising the Barclays Capital U.S. TIPS Index, as calculated by PIMCO, which as of March 31, 2012 was 6.33 years.

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio's prospectus or Statement of Additional Information. The Portfolio may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated se-
curities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Port-
folio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management perfor-
mance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and national-
ization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of
U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occur-
rence than a more diversified portfolio might be. Portfolios that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are "diversified"

Leveraging Risk: the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward com-
mitment transactions, or derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques
and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio

Please see "Description of Principal Risks" in the Portfolio's prospec-
tus for a more detailed description of the risks of investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. Performance shown does not reflect any charges or expenses imposed by an insurance company and if it did, performance shown would be lower. The bar chart and the table show performance of the Portfolio's Administrative Class shares. The Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), having at least 1 year to final maturity, and at least $250 million par amount outstanding.

Performance for the Portfolio is updated monthly and may be obtained at http://pvit.pimco-funds.com.

Calendar Year Total Returns — Administrative Class*

*For the periods shown in the bar chart, the highest quarterly return was 8.34% in the 3rd quarter of 2002, and the lowest quarterly return was -5.91% in the 4th quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/11)

	1 Year	5 Years	10 Years
Administrative Class Return	11.66%	8.00%	7.75%
Barclays Capital U.S. TIPS Index (reflects no deductions for fees, expenses or taxes)	13.56%	7.95%	7.57%

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Portfolio. The Portfolio's portfolio is managed by Mihir Worah. Mr. Worah is a Managing Director of PIMCO and he has managed the Portfolio since December 2007.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account.

Tax Information

The shareholders of the Portfolio are the insurance companies offering the variable products. Please refer to the prospectus for the Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Insurance Companies and Other Financial Intermediaries

The Portfolio and/or its related companies (including PIMCO) may pay the insurance company and other intermediaries for the sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's investments as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in the Portfolio.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio's shares.

Credit Risk

The Portfolio could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Portfolio may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

The Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and may be subject to greater levels of credit and liquidity risk than portfolios that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Portfolio's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Portfolio may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in the Portfolio should be considered speculative.

Market Risk

The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Portfolio has valued the securities. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Portfolio, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Portfolio's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Portfolio could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse eco-
nomic conditions, changes in the general outlook for corpor-
ate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. The Portfolio's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

The Portfolio may invest in foreign (non-U.S.) securities, and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent the Portfolio invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent the Portfolio invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Portfolio may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently. Accordingly, to the extent the Portfolio invests in a wide range of emerging market securities (e.g., different regions or countries, asset classes, issuers, sectors or credit qualities), the Portfolio may perform differently in response to such instability than a Portfolio investing in a more limited range of emerging market securities. For example, to the extent the Portfolio focuses its investments in multiple asset classes of emerging market securities, the Portfolio may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. The Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction.

Currency Risk

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Currency risk may be particularly high to the extent that the Portfolio invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers increases risk. The Portfolio, which is "non-diversified," may invest a greater percentage of its assets in the securities of a single issuer (such as bonds issued by a particular state) than a portfolio that is "diversified." A Portfolio that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The Portfolio also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Portfolio to liquidate portfolio positions, to satisfy its obligations or to meet segregation requirements, when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the portfolio manager in connection with managing the Portfolio and may also adversely affect the ability of the Portfolio to achieve its investment objective.

Short Sale Risk

The Portfolio's short sales, if any, are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the  third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of the Portfolio's holdings.

Management of the Portfolio

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the "Trust"), PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2012, PIMCO had approximately $1.77 trillion in assets under management.

Management Fees

The Portfolio pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Portfolio Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee.  For the fiscal year ended December 31, 2011, the Portfolio paid monthly Management Fees to PIMCO at the annual rate of 0.50% (stated as a percentage of the average daily net assets of the Portfolio).

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Advisory Fee. The Portfolio pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended December 31, 2011, the Portfolio paid monthly advisory fees to PIMCO at the annual rate of 0.25% (stated as a percentage of the average daily net assets of the Portfolio).

A discussion of the basis for the Board of Trustees' approval of the Portfolio's investment advisory contract is available in the Portfolio's Annual Report to shareholders for the fiscal year ended December 31, 2011.

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Supervisory and Administrative Fee. The Portfolio pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Administrative Class shareholders of the Portfolio pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolio bears other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Administrative Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Portfolio. Also, under the terms of the supervision and administration agreement, PIMCO, and not Portfolio shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended December 31, 2011, the Portfolio paid PIMCO monthly supervisory and administrative fees at the annual rate of 0.25% for Administrative Class shares (stated as a percentage of the average daily net assets of the Portfolio).

Individual Portfolio Manager

The following individual has primary responsibility for managing the Portfolio.

Portfolio	Portfolio Manager	Since	Recent Professional Experience
PIMCO Real Return	Mihir Worah	12/07	Managing Director, PIMCO. Mr. Worah is a Portfolio Manager and a member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager's compensation and the portfolio manager's ownership of shares of the Portfolio.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC").

Administrative Class Shares

The Trust offers investors Administrative Class shares of the Portfolio in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Administrative Class shares.

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Service Fees—Administrative Class Shares. The Trust has adopted an Administrative Services Plan (the "Administrative Plan") for the Administrative Class shares of the Portfolio. The Administrative Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act. The Administrative Plan allows the Portfolio to use its Administrative Class assets to compensate the Distributor for providing or procuring through financial intermediaries administrative, recordkeeping, and investor services relating to Administrative Class shares.

The Administrative Plan permits the Portfolio to make total payments at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of the Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

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Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than Administrative Plan fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments by PIMCO. PIMCO uses its own assets and resources, including its profits from advisory or super-
visory and administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing infor-
mation about the Trust and the Portfolio, the delivery of Trust documents, and other services. In addition, PIMCO may pay certain expenses, such as printing and mailing charges, incurred by such insurance companies in connection with their services. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.

The fees paid to insurance companies, as described in the preceding paragraph, generally will not exceed 0.25% of the total assets of the Portfolio held by the insurance company, on an annual basis, though in some cases fees may be higher. Although the payments described in the preceding paragraph are not intended to compensate the insurance companies for marketing the Portfolio, they may provide an additional incentive to insurance companies to actively promote the Portfolio and, depending on the arrangements an insurance company may have in place with other mutual funds or their sponsors at any particular time, an insurance company may have a financial incentive to promote the Portfolio (or share class of the Portfolio) over other mutual fund options (or other portfolios or share classes of the Portfolio) available under a particular Variable Contract.

From time to time, PIMCO may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Portfolio. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Portfolio. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Portfolio. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

The Statement of Additional Information contains further details about the payments made by PIMCO to insurance companies. In addition, you can ask the insurance company that sponsors the Variable Contract in which you invest for information about any payments it receives from PIMCO and any services provided for such payments.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Portfolio with such investment consultants and their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Portfolio or in other products sponsored by PIMCO and its affiliates.

Purchases and Redemptions

Purchasing Shares

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

As of the date of this prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies. All purchase orders are effected at the net asset value ("NAV") next determined after a purchase order is received.

While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

The Trust and its Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. In addition, the Trust and its Distributor each reserves the right, in its sole discretion, to redeem shares, in whole or in part, when, in the judgment of management, such redemption is necessary in order to maintain qualification under the rules for variable annuities and/or variable life contracts with respect to other shareholders, to maintain qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or for any reason under terms set by the Trustees, including the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to the shareholder. The sale of shares will be suspended when trading on the New York Stock Exchange ("NYSE") is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

Redeeming Shares

Shares may be redeemed without charge on any day that the NAV is calculated. All redemption requests received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 pm, Eastern time), on a day the Trust is open for business, are effective on that day. Redemption requests received after that time become effective on the next business day. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. Payment for shares redeemed normally will be made within seven days.

Redemptions of the Portfolio's shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Frequent or Excessive Purchases, Exchanges and Redemptions

The Trust encourages shareholders to invest in the Portfolio as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as "market timing," and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio.

Certain of the Portfolio's investment strategies may make the Portfolio more susceptible to market timing activities. For example, since the Portfolio may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's non-U.S. portfolio securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Portfolio and its shareholders. Such activities may have a detrimental effect on the Portfolio and its shareholders. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio's investments, increase transaction costs and taxes, and may harm the performance of the Portfolio and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Portfolio's holdings, and the time when that change is reflected in the NAV of the Portfolio's shares, the Portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Portfolio's securities. See "How Portfolio Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or PIMCO, the transaction may adversely affect the interests of the Portfolio or its shareholders. Notice of any such restrictions, if any, will vary according to the particular circumstances. When PIMCO notices a pattern of trading that may be indicative of excessive or abusive trading by Variable Contract Owners, the Trust and/or PIMCO will seek the cooperation of insurance companies in attempting to determine whether the activity is the result of trading by one or more related Variable Contract Owners. In the event that the insurance company informs PIMCO that the trading activity is the result of excessive or abusive trading by Variable Contract Owners, PIMCO will request that the insurance company take appropriate action to ensure that the excessive or abusive trading ceases. If the trading pattern continues, PIMCO will request that the insurance company restrict purchases of or exchanges into the Portfolio by the Variable Contract Owner identified as having engaged in excessive or abusive trading. There can be no assurances that an insurance company will comply with PIMCO's request. The Trust and PIMCO will also cooperate with efforts by insurance companies to limit excessive exchanges in their products.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, insurance company separate accounts, in which purchases and sales of Portfolio shares by Variable Contract Owners are aggregated for presentation to the Portfolio on a net basis, conceal the identity of the individual Variable Contract Owners from the Portfolio. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Portfolio.

How Portfolio Shares Are Priced

The NAV of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign securities that do not trade when the NYSE is open are also valued at fair value. The Portfolio may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when you are unable to buy or sell shares.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The price used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Frequent or Excessive Purchases, Exchanges and Redemptions."

Tax Consequences

The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of Variable Contracts. See "Taxation" in the Portfolio's Statement of Additional Information for more information on taxes.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolio.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolio described under "Portfolio Summary" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the portfolio manager. The investments made by the Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Investment Selection

The Portfolio seeks maximum real return. The real return sought by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates; foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Portfolio may, to the extent permitted under the 1940 Act, or exemptive relief therefrom, invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, the Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than the Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Portfolio's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Portfolio may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by the Portfolio may subject the Portfolio to interest rate risk, market risk and credit risk.

In addition, while a secondary market exists for pre-refunded municipal bonds, if the Portfolio sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Portfolio may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which the Portfolio purchases a RIB from a trust, and the underlying municipal bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Portfolio's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Portfolio where the Portfolio did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Portfolio may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Portfolio may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The Portfolio may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. While floaters provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, the Portfolio may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The Portfolio may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

The Portfolio may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities, such as common stock, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

The Portfolio may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. The Portfolio's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for a Portfolio that invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign (non-U.S.) economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Portfolio also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The Portfolio may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

The Portfolio may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

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Foreign Currency Transactions. The Portfolio may invest in securities denominated in foreign (non-U.S.) currencies, engage in foreign (non-U.S.) currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Portfolio has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered a form of borrowing for some purposes. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

The Portfolio may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio's total assets, less all liabilities and indebtedness not represented by senior securities. The Portfolio may also borrow money for temporary adminis-
trative purposes in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). The Portfolio may invest some or all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Portfolio's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, the Portfolio may seek to achieve its investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Portfolio are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Exchange-Traded Notes (ETNs)

The Portfolio may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Portfolio's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated or "earmarked" to cover these positions. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security's price appreciates in value such that the security's price is above the agreed upon price on the settlement date.

Investment in Other Investment Companies

The Portfolio may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The Portfolio may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, the Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.

Short Sales

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. When making a short sale (other than a "short sale against the box"), the Portfolio must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Portfolio may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Portfolio may pay lending fees to a party arranging the loan. Cash collateral received by the Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Portfolio bears the risk of such investments.

Portfolio Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, the Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Portfolio's portfolio) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs associated with portfolio turnover may adversely affect the Portfolio's performance. Please see "Financial Highlights" in this prospectus for the portfolio turnover rates of the Portfolio.

Temporary Defensive Positions

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objective and Policies

The investment objective of the Portfolio is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolio may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolio to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolio.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the last five fiscal years or, if shorter, the period since the Portfolio or class commenced operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Administrative Class shares of the Portfolio (assuming reinvestment of all dividends and distributions). The performance does not reflect Variable Contract fees or expenses. This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent registered public accounting firm. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Administrative Class
Net asset value beginning of year	$13.14	$12.44	$11.26	$12.57	$11.93
Net investment income(a)	0.28	0.20	0.40	0.45	0.56
Net realized/unrealized gain (loss)	1.24	0.81	1.64	(1.30)	0.67
Total income (loss) from investment operations	1.52	1.01	2.04	(0.85)	1.23
Dividends from net investment income	(0.29)	(0.19)	(0.38)	(0.44)	(0.56)
Distributions from net realized capital gains	(0.42)	(0.12)	(0.48)	(0.02)	(0.03)
Total distributions	(0.71)	(0.31)	(0.86)	(0.46)	(0.59)
Net asset value end of year	$13.95	$13.14	$12.44	$11.26	$12.57
Total return	11.66%	8.10%	18.36%	(7.03)%	10.63%
Net assets end of year (000s)	$2,976,467	$2,293,424	$1,747,803	$1,187,217	$1,082,777
Ratio of expenses to average net assets	0.65%	0.66%	0.72%	0.71%	0.65%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.02%	1.54%	3.30%	3.62%	4.69%
Portfolio turnover rate	381%*	489%*	689%	1,014%	901%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

Appendix A
Description of Securities Ratings

The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Portfolio's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

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Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

■

Nature of and provisions of the obligation;

■

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating as-signed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings,with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

g: The letter 'g' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

q: A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the 'B' rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

Investment Company Act File Number: 811-08399	PVIT0343F_043012

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, or request other information about the Portfolio by calling the Trust at 1-800-927-4648, by visiting http://pvit.pimco-funds.com or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov. You can also visit our web site at http://pvit.pimco-funds.com for additional information about the Portfolio, including the SAI and the annual and semi-annual reports which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-08399	PVIT0343F_043012

Share Class: Advisor Class	April 30, 2012
PIMCO Variable Insurance Trust Prospectus

REAL RETURN STRATEGY PORTFOLIO

PIMCO Real Return Portfolio

This prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be read in conjunction with the prospectus of any contract or policy. Both prospectuses should be read carefully and retained for future reference. As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Portfolio Summary

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Portfolio

Advisor Class Shares

Purchases and Redemptions

How Portfolio Shares are Priced

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO Real Return Portfolio

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment): None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Advisor Class
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Total Annual Portfolio Operating Expenses	0.75%

Example. The Example is intended to help you compare the cost of investing in Advisor Class shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did.

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$77	$240	$417	$930

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example tables, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 381% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non- U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective portfolio duration of the securities comprising the Barclays Capital U.S. TIPS Index, as calculated by PIMCO, which as of March 31, 2012 was 6.33 years.

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies to 20% of its total assets. The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio's prospectus or Statement of Additional Information. The Portfolio may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated se-
curities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Port-
folio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management perfor-
mance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and national-
ization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of
U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occur-
rence than a more diversified portfolio might be. Portfolios that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are "diversified"

Leveraging Risk: the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward com-
mitment transactions, or derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques
and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio

Please see "Description of Principal Risks" in the Portfolio's prospec-
tus for a more detailed description of the risks of investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. Performance shown does not reflect any charges or expenses imposed by an insurance company and if it did, performance shown would be lower. The bar chart and table show performance of the Portfolio's Advisor Class shares. The Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade or better (Baa3 or better), having at least one year to final maturity and at least $250 million par amount outstanding.

Performance for the Portfolio is updated monthly and may be obtained at http://pvit.pimco-funds.com.

Calendar Year Total Returns — Advisor Class*

*For the periods shown in the bar chart, the highest quarterly return was 6.36% in the 1st quarter of 2009, and the lowest quarterly return was -5.93% in the 4th quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/11)

	1 Year	5 Years	Since Inception (02/28/2006)
Advisor Class Return	11.56%	7.90%	6.73%
Barclays Capital U.S. TIPS Index (reflects no deductions for fees, expenses or taxes)	13.56%	7.95%	6.86%

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Portfolio. The Portfolio's portfolio is managed by Mihir Worah. Mr. Worah is a Managing Director of PIMCO and he has managed the Portfolio since December 2007.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account.

Tax Information

The shareholders of the Portfolio are the insurance companies offering the variable products. Please refer to the prospectus for the Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Insurance Companies and Other Financial Intermediaries

The Portfolio and/or its related companies (including PIMCO) may pay the insurance company and other intermediaries for the sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's investments as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in the Portfolio.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio's shares.

Credit Risk

The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Portfolio may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

The Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and may be subject to greater levels of credit and liquidity risk than portfolios that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Portfolio's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Portfolio may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in the Portfolio should be considered speculative.

Market Risk

The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Portfolio has valued the securities. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Portfolio, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Portfolio's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Portfolio could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse eco-
nomic conditions, changes in the general outlook for corpor-
ate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. The Portfolio's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

The Portfolio may invest in foreign (non-U.S.) securities, and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent the Portfolio invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent the Portfolio invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Portfolio may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently. Accordingly, to the extent the Portfolio invests in a wide range of emerging market securities (e.g., different regions or countries, asset classes, issuers, sectors or credit qualities), the Portfolio may perform differently in response to such instability than a Portfolio investing in a more limited range of emerging market securities. For example, to the extent the Portfolio focuses its investments in multiple asset classes of emerging market securities, the Portfolio may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. The Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction.

Currency Risk

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Currency risk may be particularly high to the extent that the Portfolio invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers increases risk. The Portfolio, which is "non-diversified," may invest a greater percentage of its assets in the securities of a single issuer (such as bonds issued by a particular state) than a portfolio that is "diversified." A Portfolio that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The Portfolio also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Portfolio to liquidate portfolio positions, to satisfy its obligations or to meet segregation requirements, when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the portfolio manager in connection with managing the Portfolio and may also adversely affect the ability of the Portfolio to achieve its investment objective.

Short Sale Risk

The Portfolio's short sales, if any, are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of the Portfolio's holdings.

Management of the Portfolio

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the "Trust"), PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2012, PIMCO had approximately $1.77 trillion in assets under management.

Management Fees

The Portfolio pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Portfolio Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee.  For the fiscal year ended December 31, 2011, the Portfolio paid monthly Management Fees to PIMCO at the annual rate of 0.50% (stated as a percentage of the average daily net assets of the Portfolio).

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Advisory Fee. The Portfolio pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended December 31, 2011, the Portfolio paid monthly advisory fees to PIMCO at the annual rate of 0.25% (stated as a percentage of the average daily net assets of the Portfolio).

A discussion of the basis for the Board of Trustees' approval of the Portfolio's investment advisory contract is available in the Portfolio's Annual Report to shareholders for the fiscal year ended December 31, 2011.

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Supervisory and Administrative Fee. The Portfolio pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Advisor Class shareholders of the Portfolio pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolio bears other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Advisor Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Portfolio. Also, under the terms of the supervision and administration agreement, PIMCO, and not Portfolio shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended December 31, 2011, the Portfolio paid PIMCO monthly supervisory and administrative fees at the annual rate of 0.25% for Advisor Class shares (stated as a percentage of the average daily net assets of the Portfolio).

Individual Portfolio Manager

The following individual has primary responsibility for managing the Portfolio.

Portfolio	Portfolio Manager	Since	Recent Professional Experience
PIMCO Real Return	Mihir Worah	12/07	Managing Director, PIMCO. Mr. Worah is a Portfolio Manager and a member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager's compensation and the portfolio manager's ownership of shares of the Portfolio.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC").

Advisor Class Shares

The Trust offers investors Advisor Class shares of the Portfolio in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Advisor Class shares.

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Distribution and/or Service (12b-1) Fees – Advisor Class Shares. The Trust has adopted a Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the "Distribution and Servicing Plan"). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries certain services in connection with the distribution and marketing of Advisor Class shares and/or certain shareholder services to Advisor Class shareholders.

The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to its Advisor Class shares. Payments are accrued daily and paid periodically. Because these fees are paid out of the Portfolio's Advisor Class assets on an ongoing basis, over time they will increase the cost of an investment in Advisor Class shares, and Distribution and Servicing Plan fees may cost an investor more than other types of sales charges.

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Arrangements with Service Agents. Advisor Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than Distribution and Servicing Plan fees paid with respect to Advisor Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments by PIMCO. PIMCO uses its own assets and resources, including its profits from advisory or super-
visory and administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing infor-
mation about the Trust and the Portfolio, the delivery of Trust documents, and other services. In addition, PIMCO may pay certain expenses, such as printing and mailing charges, incurred by such insurance companies in connection with their services. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.

The fees paid to insurance companies, as described in the preceding paragraph, generally will not exceed 0.25% of the total assets of the Portfolio held by the insurance company, on an annual basis, though in some cases fees may be higher. Although the payments described in the preceding paragraph are not intended to compensate the insurance companies for marketing the Portfolio, they may provide an additional incentive to insurance companies to actively promote the Portfolio and, depending on the arrangements an insurance company may have in place with other mutual funds or their sponsors at any particular time, an insurance company may have a financial incentive to promote the Portfolio (or share class of the Portfolio) over other mutual fund options (or other portfolios or share classes of the Portfolio) available under a particular Variable Contract.

From time to time, PIMCO may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Portfolio. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Portfolio. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Portfolio. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

The Statement of Additional Information contains further details about the payments made by PIMCO to insurance companies. In addition, you can ask the insurance company that sponsors the Variable Contract in which you invest for information about any payments it receives from PIMCO and any services provided for such payments.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Portfolio with such investment consultants and their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Portfolio or in other products sponsored by PIMCO and its affiliates.

Purchases and Redemptions

Purchasing Shares

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

As of the date of this prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies. All purchase orders are effected at the net asset value ("NAV") next determined after a purchase order is received.

While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

The Trust and its Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. In addition, the Trust and its Distributor each reserves the right, in its sole discretion, to redeem shares, in whole or in part, when, in the judgment of management, such redemption is necessary in order to maintain qualification under the rules for variable annuities and/or variable life contracts with respect to other shareholders, to maintain qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or for any reason under terms set by the Trustees, including the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to the shareholder. The sale of shares will be suspended when trading on the New York Stock Exchange ("NYSE") is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

Redeeming Shares

Shares may be redeemed without charge on any day that the NAV is calculated. All redemption requests received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 pm, Eastern time), on a day the Trust is open for business, are effective on that day. Redemption requests received after that time become effective on the next business day. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. Payment for shares redeemed normally will be made within seven days.

Redemptions of the Portfolio's shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Frequent or Excessive Purchases, Exchanges and Redemptions

The Trust encourages shareholders to invest in the Portfolio as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as "market timing," and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio.

Certain of the Portfolio's investment strategies may make the Portfolio more susceptible to market timing activities. For example, since the Portfolio may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's non-U.S. portfolio securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Portfolio and its shareholders. Such activities may have a detrimental effect on the Portfolio and its shareholders. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio's investments, increase transaction costs and taxes, and may harm the performance of the Portfolio and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Portfolio's holdings, and the time when that change is reflected in the NAV of the Portfolio's shares, the Portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Portfolio's securities. See "How Portfolio Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or PIMCO, the transaction may adversely affect the interests of the Portfolio or its shareholders. Notice of any such restrictions, if any, will vary according to the particular circumstances. When PIMCO notices a pattern of trading that may be indicative of excessive or abusive trading by Variable Contract Owners, the Trust and/or PIMCO will seek the cooperation of insurance companies in attempting to determine whether the activity is the result of trading by one or more related Variable Contract Owners. In the event that the insurance company informs PIMCO that the trading activity is the result of excessive or abusive trading by Variable Contract Owners, PIMCO will request that the insurance company take appropriate action to ensure that the excessive or abusive trading ceases. If the trading pattern continues, PIMCO will request that the insurance company restrict purchases of or exchanges into the Portfolio by the Variable Contract Owner identified as having engaged in excessive or abusive trading. There can be no assurances that an insurance company will comply with PIMCO's request. The Trust and PIMCO will also cooperate with efforts by insurance companies to limit excessive exchanges in their products.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, insurance company separate accounts, in which purchases and sales of Portfolio shares by Variable Contract Owners are aggregated for presentation to the Portfolio on a net basis, conceal the identity of the individual Variable Contract Owners from the Portfolio. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Portfolio.

How Portfolio Shares Are Priced

The NAV of the Portfolio's Advisor Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) securities that do not trade when the NYSE is open are also valued at fair value. The Portfolio may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when you are unable to buy or sell shares.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The price used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Frequent or Excessive Purchases, Exchanges  and Redemptions."

Tax Consequences

The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of Variable Contracts. See "Taxation" in the Portfolio's Statement of Additional Information for more information on taxes.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolio.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. The investments made by the Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Investment Selection

The Portfolio seeks maximum real return. The real return sought by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates; foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Portfolio may, to the extent permitted under the 1940 Act, or exemptive relief therefrom, invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, the Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than the Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Portfolio's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Portfolio may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by the Portfolio may subject the Portfolio to interest rate risk, market risk and credit risk.

In addition, while a secondary market exists for pre-refunded municipal bonds, if the Portfolio sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Portfolio may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which the Portfolio purchases a RIB from a trust, and the underlying municipal bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Portfolio's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Portfolio where the Portfolio did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Portfolio may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Portfolio may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The Portfolio may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. While floaters provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, the Portfolio may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The Portfolio may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

The Portfolio may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities, such as common stock, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

The Portfolio may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. The Portfolio's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for a Portfolio that invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign (non-U.S.) economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Portfolio also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The Portfolio may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

The Portfolio may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

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Foreign Currency Transactions. The Portfolio may invest in securities denominated in foreign (non-U.S.) currencies, engage in foreign (non-U.S.) currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Portfolio has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered a form of borrowing for some purposes. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

The Portfolio may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio's total assets, less all liabilities and indebtedness not represented by senior securities. The Portfolio may also borrow money for temporary adminis-
trative purposes in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). The Portfolio may invest some or all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Portfolio's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, the Portfolio may seek to achieve its investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Portfolio are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Exchange-Traded Notes (ETNs)

The Portfolio may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Portfolio's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated or "earmarked" to cover these positions. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security's price appreciates in value such that the security's price is above the agreed upon price on the settlement date.

Investment in Other Investment Companies

The Portfolio may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The Portfolio may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, the Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.

Short Sales

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. When making a short sale (other than a "short sale against the box"), the Portfolio must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Portfolio may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Portfolio may pay lending fees to a party arranging the loan. Cash collateral received by the Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Portfolio bears the risk of such investments.

Portfolio Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, the Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Portfolio's portfolio) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs associated with portfolio turnover may adversely affect the Portfolio's performance. Please see "Financial Highlights" in this prospectus for the portfolio turnover rates of the Portfolio.

Temporary Defensive Positions

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objective and Policies

The investment objective of the Portfolio is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolio may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolio to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolio.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the last five fiscal years or, if shorter, the period since the Portfolio or class commenced operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Advisor Class shares of the Portfolio (assuming reinvestment of all dividends and distributions). The performance does not reflect Variable Contract fees or expenses. This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent registered public accounting firm. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Advisor Class
Net asset value beginning of year	$13.14	$12.44	$11.26	$12.57	$11.93
Net investment income(a)	0.24	0.17	0.39	0.44	0.56
Net realized/unrealized gain (loss)	1.27	0.82	1.64	(1.30)	0.66
Total income (loss) from investment operations	1.51	0.99	2.03	(0.86)	1.22
Dividends from net investment income	(0.28)	(0.17)	(0.37)	(0.43)	(0.55)
Distributions from net realized capital gains	(0.42)	(0.12)	(0.48)	(0.02)	(0.03)
Total distributions	(0.70)	(0.29)	(0.85)	(0.45)	(0.58)
Net asset value end of year	$13.95	$13.14	$12.44	$11.26	$12.57
Total return	11.56%	8.00%	18.24%	(7.13)%	10.53%
Net assets end of year (000s)	$504,229	$175,026	$31,009	$21,735	$13,478
Ratio of expenses to average net assets	0.75%	0.76%	0.82%	0.80%	0.75%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	1.74%	1.32%	3.19%	3.52%	4.59%
Portfolio turnover rate	381%*	489%*	689%	1,014%	901%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

Appendix A
Description of Securities Ratings

The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Portfolio's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

■

Nature of and provisions of the obligation;

■

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating as-signed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings,with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

g: The letter 'g' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

q: A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the 'B' rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, or request other information about the Portfolio by calling the Trust at 1-800-927-4648, by visiting http://pvit.pimco-funds.com or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov. You can also visit our web site at http://pvit.pimco-funds.com for additional information about the Portfolio, including the SAI and the annual and semi-annual reports which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-08399	PVIT1840F_043012

Share Class: Institutional Class	April 30, 2012
PIMCO Variable Insurance Trust Prospectus

REAL RETURN STRATEGY PORTFOLIO

PIMCO Real Return Portfolio

This prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be read in conjunction with the prospectus of any contract or policy. Both prospectuses should be read carefully and retained for future reference. As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Portfolio Summary

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Portfolio

Institutional Class Shares

Purchases and Redemptions

How Portfolio Shares are Priced

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO Real Return Portfolio

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment): None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Institutional Class
Management Fee	0.50%
Total Annual Portfolio Operating Expenses	0.50%

Example. The Example is intended to help you compare the cost of investing in Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example tables, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 381% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Because market convention for bonds is to use nominal yields to measure duration, duration for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor. The resulting nominal duration typically can range from 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index will be calculated using the same conversion factors. The effective duration of this Portfolio normally varies within three years (plus or minus) of the effective portfolio duration of the securities comprising the Barclays Capital U.S. TIPS Index, as calculated by PIMCO, which as of March 31, 2012 was 6.33 years.

The Portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Portfolio also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Portfolio is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio's prospectus or Statement of Additional Information. The Portfolio may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated se-
curities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Port-
folio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management perfor-
mance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and national-
ization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of
U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occur-
rence than a more diversified portfolio might be. Portfolios that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than portfolios that are "diversified"

Leveraging Risk: the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward com-
mitment transactions, or derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques
and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio

Please see "Description of Principal Risks" in the Portfolio's prospec-
tus for a more detailed description of the risks of investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. Performance shown does not reflect any charges or expenses imposed by an insurance company and if it did, performance shown would be lower. The bar chart and the table show performance of the Portfolio's Institutional Class shares. The Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), having at least 1 year to final maturity, and at least $250 million par amount outstanding. The Institutional Class shares began operations on 4/10/00. Index comparisons began on 3/31/00.

Performance for the Portfolio is updated monthly and may be obtained at http://pvit.pimco-funds.com.

Calendar Year Total Returns — Institutional Class*

*For the periods shown in the bar chart, the highest quarterly return was 8.38% in the 3rd quarter of 2002, and the lowest quarterly return was -5.87% in the 4th quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/11)

	1 Year	5 Years	10 Years
Institutional Class Return	11.83%	8.16%	7.91%
Barclays Capital U.S. TIPS Index (reflects no deductions for fees, expenses or taxes)	13.56%	7.95%	7.57%

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Portfolio. The Portfolio's portfolio is managed by Mihir Worah. Mr. Worah is a Managing Director of PIMCO and he has managed the Portfolio since December 2007.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account.

Tax Information

The shareholders of the Portfolio are the insurance companies offering the variable products. Please refer to the prospectus for the Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Insurance Companies and Other Financial Intermediaries

The Portfolio and/or its related companies (including PIMCO) may pay the insurance company and other intermediaries for the sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's investments as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in the Portfolio.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio's shares.

Credit Risk

The Portfolio could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Portfolio may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

The Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and may be subject to greater levels of credit and liquidity risk than portfolios that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Portfolio's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Portfolio may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in the Portfolio should be considered speculative.

Market Risk

The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Portfolio has valued the securities. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Portfolio, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Portfolio's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Portfolio could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse eco-
nomic conditions, changes in the general outlook for corpor-
ate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. The Portfolio's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

The Portfolio may invest in foreign (non-U.S.) securities, and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent the Portfolio invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent the Portfolio invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Portfolio may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently. Accordingly, to the extent the Portfolio invests in a wide range of emerging market securities (e.g., different regions or countries, asset classes, issuers, sectors or credit qualities), the Portfolio may perform differently in response to such instability than a Portfolio investing in a more limited range of emerging market securities. For example, to the extent the Portfolio focuses its investments in multiple asset classes of emerging market securities, the Portfolio may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. The Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction.

Currency Risk

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Currency risk may be particularly high to the extent that the Portfolio invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Issuer Non-Diversification Risk

Focusing investments in a small number of issuers increases risk. The Portfolio, which is "non-diversified," may invest a greater percentage of its assets in the securities of a single issuer (such as bonds issued by a particular state) than a portfolio that is "diversified." A Portfolio that invests in a relatively small number of issuers is more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The Portfolio also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Portfolio to liquidate portfolio positions, to satisfy its obligations or to meet segregation requirements, when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the portfolio manager in connection with managing the Portfolio and may also adversely affect the ability of the Portfolio to achieve its investment objective.

Short Sale Risk

The Portfolio's short sales, if any, are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of the Portfolio's holdings.

Management of the Portfolio

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the "Trust"), PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2012, PIMCO had approximately $1.77 trillion in assets under management.

Management Fees

The Portfolio pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Portfolio Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee.  For the fiscal year ended December 31, 2011, the Portfolio paid monthly Management Fees to PIMCO at the annual rate of 0.50% (stated as a percentage of the average daily net assets of the Portfolio).

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Advisory Fee. The Portfolio pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended December 31, 2011, the Portfolio paid monthly advisory fees to PIMCO at the annual rate of 0.25% (stated as a percentage of the average daily net assets of the Portfolio).

A discussion of the basis for the Board of Trustees' approval of the Portfolio's investment advisory contract is available in the Portfolio's Annual Report to shareholders for the fiscal year ended December 31, 2011.

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Supervisory and Administrative Fee. The Portfolio pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Institutional Class shareholders of the Portfolio pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolio bears other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Institutional Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Portfolio. Also, under the terms of the supervision and administration agreement, PIMCO, and not Portfolio shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended December 31, 2011, the Portfolio paid PIMCO monthly supervisory and administrative fees at the annual rate of 0.25% for Institutional Class shares (stated as a percentage of the average daily net assets of the Portfolio).

Individual Portfolio Manager

The following individual has primary responsibility for managing the Portfolio.

Portfolio	Portfolio Manager	Since	Recent Professional Experience
PIMCO Real Return	Mihir Worah	12/07	Managing Director, PIMCO. Mr. Worah is a Portfolio Manager and a member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager's compensation and the portfolio manager's ownership of shares of the Portfolio.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC").

Institutional Class Shares

The Trust offers investors Institutional Class shares of the Portfolio in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Institutional Class shares.

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Arrangements with Service Agents. Institutional Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments by PIMCO. PIMCO uses its own assets and resources, including its profits from advisory or super-
visory and administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing infor-
mation about the Trust and the Portfolio, the delivery of Trust documents, and other services. In addition, PIMCO may pay certain expenses, such as printing and mailing charges, incurred by such insurance companies in connection with their services. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.

The fees paid to insurance companies, as described in the preceding paragraph, generally will not exceed 0.25% of the total assets of the Portfolio held by the insurance company, on an annual basis, though in some cases fees may be higher. Although the payments described in the preceding paragraph are not intended to compensate the insurance companies for marketing the Portfolio, they may provide an additional incentive to insurance companies to actively promote the Portfolio and, depending on the arrangements an insurance company may have in place with other mutual funds or their sponsors at any particular time, an insurance company may have a financial incentive to promote the Portfolio (or share class of the Portfolio) over other mutual fund options (or other portfolios or share classes of the Portfolio) available under a particular Variable Contract.

From time to time, PIMCO may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Portfolio. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Portfolio. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Portfolio. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

The Statement of Additional Information contains further details about the payments made by PIMCO to insurance companies. In addition, you can ask the insurance company that sponsors the Variable Contract in which you invest for information about any payments it receives from PIMCO and any services provided for such payments.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Portfolio with such investment consultants and their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Portfolio or in other products sponsored by PIMCO and its affiliates.

Purchases and Redemptions

Purchasing Shares

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

As of the date of this prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies. All purchase orders are effected at the net asset value ("NAV") next determined after a purchase order is received.

While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

The Trust and its Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. In addition, the Trust and its Distributor each reserves the right, in its sole discretion, to redeem shares, in whole or in part, when, in the judgment of management, such redemption is necessary in order to maintain qualification under the rules for variable annuities and/or variable life contracts with respect to other shareholders, to maintain qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or for any reason under terms set by the Trustees, including the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to the shareholder. The sale of shares will be suspended when trading on the New York Stock Exchange ("NYSE") is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

Redeeming Shares

Shares may be redeemed without charge on any day that the NAV is calculated. All redemption requests received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 pm, Eastern time), on a day the Trust is open for business, are effective on that day. Redemption requests received after that time become effective on the next business day. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. Payment for shares redeemed normally will be made within seven days.

Redemptions of the Portfolio's shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Frequent or Excessive Purchases, Exchanges and Redemptions

The Trust encourages shareholders to invest in the Portfolio as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as "market timing," and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio.

Certain of the Portfolio's investment strategies may make the Portfolio more susceptible to market timing activities. For example, since the Portfolio may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's non-U.S. portfolio securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Portfolio and its shareholders. Such activities may have a detrimental effect on the Portfolio and its shareholders. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio's investments, increase transaction costs and taxes, and may harm the performance of the Portfolio and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Portfolio's holdings, and the time when that change is reflected in the NAV of the Portfolio's shares, the Portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Portfolio's securities. See "How Portfolio Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or PIMCO, the transaction may adversely affect the interests of the Portfolio or its shareholders. Notice of any such restrictions, if any, will vary according to the particular circumstances. When PIMCO notices a pattern of trading that may be indicative of excessive or abusive trading by Variable Contract Owners, the Trust and/or PIMCO will seek the cooperation of insurance companies in attempting to determine whether the activity is the result of trading by one or more related Variable Contract Owners. In the event that the insurance company informs PIMCO that the trading activity is the result of excessive or abusive trading by Variable Contract Owners, PIMCO will request that the insurance company take appropriate action to ensure that the excessive or abusive trading ceases. If the trading pattern continues, PIMCO will request that the insurance company restrict purchases of or exchanges into the Portfolio by the Variable Contract Owner identified as having engaged in excessive or abusive trading. There can be no assurances that an insurance company will comply with PIMCO's request. The Trust and PIMCO will also cooperate with efforts by insurance companies to limit excessive exchanges in their products.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, insurance company separate accounts, in which purchases and sales of Portfolio shares by Variable Contract Owners are aggregated for presentation to the Portfolio on a net basis, conceal the identity of the individual Variable Contract Owners from the Portfolio. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Portfolio.

How Portfolio Shares Are Priced

The NAV of the Portfolio's Institutional Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign securities that do not trade when the NYSE is open are also valued at fair value. The Portfolio may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when you are unable to buy or sell shares.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The price used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter "stale price arbitrage" as discussed under "Frequent or Excessive Purchases, Exchanges and Redemptions."

Tax Consequences

The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of Variable Contracts. See "Taxation" in the Portfolio's Statement of Additional Information for more information on taxes.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolio.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" and "Description of Principal Risks." It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. The investments made by the Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Investment Selection

The Portfolio seeks maximum real return. The real return sought by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates; foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Portfolio may, to the extent permitted under the 1940 Act, or exemptive relief therefrom, invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, the Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than the Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Portfolio's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Portfolio may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by the Portfolio may subject the Portfolio to interest rate risk, market risk and credit risk.

In addition, while a secondary market exists for pre-refunded municipal bonds, if the Portfolio sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Portfolio may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which the Portfolio purchases a RIB from a trust, and the underlying municipal bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Portfolio's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Portfolio where the Portfolio did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Portfolio may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Portfolio may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The Portfolio may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. While floaters provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, the Portfolio may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The Portfolio may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

The Portfolio may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities, such as common stock, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

The Portfolio may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. The Portfolio's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for a Portfolio that invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign (non-U.S.) economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Portfolio also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The Portfolio may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

The Portfolio may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

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Foreign Currency Transactions. The Portfolio may invest in securities denominated in foreign (non-U.S.) currencies, may engage in foreign (non-U.S.) currency transactions on a spot (cash) basis, may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Portfolio has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered a form of borrowing for some purposes. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

The Portfolio may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio's total assets, less all liabilities and indebtedness not represented by senior securities. The Portfolio may also borrow money for temporary adminis-
trative purposes in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). The Portfolio may invest some or all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Portfolio's Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Portfolio's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, the Portfolio may seek to achieve its investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Portfolio are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Exchange-Traded Notes (ETNs)

The Portfolio may invest in exchange-traded notes ("ETNs"). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Portfolio's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated or "earmarked" to cover these positions. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security's price appreciates in value such that the security's price is above the agreed upon price on the settlement date.

Investment in Other Investment Companies

The Portfolio may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The Portfolio may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, the Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.

Short Sales

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. When making a short sale (other than a "short sale against the box"), the Portfolio must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Portfolio may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Portfolio may pay lending fees to a party arranging the loan. Cash collateral received by the Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Portfolio bears the risk of such investments.

Portfolio Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, the Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Portfolio's portfolio) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs associated with portfolio turnover may adversely affect the Portfolio's performance. Please see "Financial Highlights" in this prospectus for the portfolio turnover rates of the Portfolio.

Temporary Defensive Strategies

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objective and Policies

The investment objective of the Portfolio is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolio may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolio to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolio.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the last five fiscal years or, if shorter, the period since the Portfolio or class commenced operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Institutional Class shares of the Portfolio (assuming reinvestment of all dividends and distributions). The performance does not reflect Variable Contract fees or expenses. This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent registered public accounting firm. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Institutional Class
Net asset value beginning of year	$13.14	$12.44	$11.26	$12.57	$11.93
Net investment income(a)	0.30	0.22	0.43	0.46	0.58
Net realized/unrealized gain (loss)	1.24	0.81	1.63	(1.29)	0.67
Total income (loss) from investment operations	1.54	1.03	2.06	(0.83)	1.25
Dividends from net investment income	(0.31)	(0.21)	(0.40)	(0.46)	(0.58)
Distributions from net realized capital gains	(0.42)	(0.12)	(0.48)	(0.02)	(0.03)
Total distributions	(0.73)	(0.33)	(0.88)	(0.48)	(0.61)
Net asset value end of year	$13.95	$13.14	$12.44	$11.26	$12.57
Total return	11.83%	8.27%	18.54%	(6.89)%	10.80%
Net assets end of year (000s)	$128,674	$99,287	$100,808	$67,953	$43,300
Ratio of expenses to average net assets	0.50%	0.51%	0.57%	0.57%	0.50%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.17%	1.68%	3.49%	3.75%	4.84%
Portfolio turnover rate	381%*	489%*	689%	1,014%	901%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

Appendix A
Description of Securities Ratings

The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Portfolio's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

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Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

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Nature of and provisions of the obligation;

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Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating as-signed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings,with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

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Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

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Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

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A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

g: The letter 'g' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

q: A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the 'B' rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, or request other information about the Portfolio by calling the Trust at 1-800-927-4648, by visiting http://pvit.pimco-funds.com or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov. You can also visit our web site at http://pvit.pimco-funds.com for additional information about the Portfolio, including the SAI and the annual and semi-annual reports which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-08399	PVIT0593F_043012

Share Class: Administrative Class	April 30, 2012
PIMCO Variable Insurance Trust Prospectus

SHORT DURATION BOND PORTFOLIO

PIMCO Short-Term Portfolio

This prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be read in conjunction with the prospectus of any contract or policy. Both prospectuses should be read carefully and retained for future reference. As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Portfolio Summary

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Portfolio

Administative Class Shares

Purchases and Redemptions

How Portfolio Shares are Priced

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO Short-Term Portfolio

Investment Objective

The Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment): None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Administrative Class
Management Fee	0.45%
Distribution and/or Service (12b-1) Fees	0.15%
Total Annual Portfolio Operating Expenses	0.60%

Example. The Example is intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did.

	1 Year	3 Years	5 Years	10 Years
Administrative Class	$61	$192	$335	$750

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example tables, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 225% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Portfolio will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Portfolio, under normal circumstances, is expected not to exceed three years.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets. The Portfolio may invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated se-
curities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Port-
folio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management perfor-
mance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and national-
ization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of
U.S. issuers

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward com-
mitment transactions, or derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques
and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio

Please see "Description of Principal Risks" in the Portfolio's prospec-
tus for a more detailed description of the risks of investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. Performance shown does not reflect any charges or expenses imposed by an insurance company and if it did, performance shown would be lower. The bar chart and the table show performance of the Portfolio's Administrative Class shares. The Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

Performance for the Portfolio is updated monthly quarterly and may be obtained at http://pvit.pimco-funds.com.

Calendar Year Total Returns — Administrative Class*

*For the periods shown in the bar chart, the highest quarterly return was 2.74% in the 1st quarter of 2009, and the lowest quarterly return was -0.79% in the 4th quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/11)

	1 Year	5 Years	10 Years
Administrative Class Return	0.51%	2.88%	2.75%
Citigroup 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.08%	1.36%	1.85%

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Portfolio. The Portfolio's portfolio is managed by Jerome Schneider. Mr. Schneider is an Executive Vice President of PIMCO and he has managed the Portfolio since January 2011.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account.

Tax Information

The shareholders of the Portfolio are the insurance companies offering the variable products. Please refer to the prospectus for the Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Insurance Companies and Other Financial Intermediaries

The Portfolio and/or its related companies (including PIMCO) may pay the insurance company and other intermediaries for the sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's investments as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in the Portfolio.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio's shares.

Credit Risk

The Portfolio could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Portfolio may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

The Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and may be subject to greater levels of credit and liquidity risk than portfolios that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Portfolio's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Portfolio may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in the Portfolio should be considered speculative.

Market Risk

The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Portfolio has valued the securities. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Portfolio, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Portfolio's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Portfolio could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse eco-
nomic conditions, changes in the general outlook for corpor-
ate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. The Portfolio's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

The Portfolio may invest in foreign (non-U.S.) securities, and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Currency Risk

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Currency risk may be particularly high to the extent that the Portfolio invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The Portfolio also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Portfolio to liquidate portfolio positions, to satisfy its obligations or to meet segregation requirements, when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the portfolio manager in connection with managing the Portfolio and may also adversely affect the ability of the Portfolio to achieve its investment objective.

Short Sale Risk

The Portfolio's short sales, if any, are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the  third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of the Portfolio's holdings.

Management of the Portfolio

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the "Trust"), PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2012, PIMCO had approximately $1.77 trillion in assets under management.

Management Fees

The Portfolio pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Portfolio Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee.  For the fiscal year ended December 31, 2011, the Portfolio paid monthly Management Fees to PIMCO at the annual rate of 0.45% (stated as a percentage of the average daily net assets of the Portfolio).

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Advisory Fee. The Portfolio pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended December 31, 2011, the Portfolio paid monthly advisory fees to PIMCO at the annual rate of 0.25% (stated as a percentage of the average daily net assets of the Portfolio).

A discussion of the basis for the Board of Trustees' approval of the Portfolio's investment advisory contract is available in the Portfolio's Annual Report to shareholders for the fiscal year ended December 31, 2011.

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Supervisory and Administrative Fee. The Portfolio pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Administrative Class shareholders of the Portfolio pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolio bears other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Administrative Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Portfolio. Also, under the terms of the supervision and administration agreement, PIMCO, and not Portfolio shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended December 31, 2011, the Portfolio paid PIMCO monthly supervisory and administrative fees at the annual rate of 0.20% for Administrative Class shares (stated as a percentage of the average daily net assets of the Portfolio).

The following individual has primary responsibility for managing the Portfolio.

Portfolio	Portfolio Manager	Since	Recent Professional Experience
PIMCO Short-Term	Jerome Schneider	1/11

Executive Vice President, PIMCO. He joined PIMCO in 2008. Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined Bear Stearns in 1995.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager's compensation and the portfolio manager's ownership of shares of the Portfolio.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC").

Administrative Class Shares

The Trust offers investors Administrative Class shares of the Portfolio in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Administrative Class shares.

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Service Fees—Administrative Class Shares. The Trust has adopted an Administrative Services Plan (the "Administrative Plan") for the Administrative Class shares of the Portfolio. The Administrative Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act. The Administrative Plan allows the Portfolio to use its Administrative Class assets to compensate the Distributor for providing or procuring through financial intermediaries administrative, recordkeeping, and investor services relating to Administrative Class shares.

The Administrative Plan permits the Portfolio to make total payments at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of the Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

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Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than Administrative Plan fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments by PIMCO. PIMCO uses its own assets and resources, including its profits from advisory or super-
visory and administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing infor-
mation about the Trust and the Portfolio, the delivery of Trust documents, and other services. In addition, PIMCO may pay certain expenses, such as printing and mailing charges, incurred by such insurance companies in connection with their services. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.

The fees paid to insurance companies, as described in the preceding paragraph, generally will not exceed 0.25% of the total assets of the Portfolio held by the insurance company, on an annual basis, though in some cases fees may be higher. Although the payments described in the preceding paragraph are not intended to compensate the insurance companies for marketing the Portfolio, they may provide an additional incentive to insurance companies to actively promote the Portfolio and, depending on the arrangements an insurance company may have in place with other mutual funds or their sponsors at any particular time, an insurance company may have a financial incentive to promote the Portfolio (or share class of the Portfolio) over other mutual fund options (or other portfolios or share classes of the Portfolio) available under a particular Variable Contract.

From time to time, PIMCO may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Portfolio. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Portfolio. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Portfolio. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

The Statement of Additional Information contains further details about the payments made by PIMCO to insurance companies. In addition, you can ask the insurance company that sponsors the Variable Contract in which you invest for information about any payments it receives from PIMCO and any services provided for such payments.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Portfolio with such investment consultants and their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Portfolio or in other products sponsored by PIMCO and its affiliates.

Purchases and Redemptions

Purchasing Shares

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

As of the date of this prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies. All purchase orders are effected at the net asset value ("NAV") next determined after a purchase order is received.

While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

The Trust and its Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. In addition, the Trust and its Distributor each reserves the right, in its sole discretion, to redeem shares, in whole or in part, when, in the judgment of management, such redemption is necessary in order to maintain qualification under the rules for variable annuities and/or variable life contracts with respect to other shareholders, to maintain qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or for any reason under terms set by the Trustees, including the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to the shareholder. The sale of shares will be suspended when trading on the New York Stock Exchange ("NYSE") is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

Redeeming Shares

Shares may be redeemed without charge on any day that the NAV is calculated. All redemption requests received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 pm, Eastern time), on a day the Trust is open for business, are effective on that day. Redemption requests received after that time become effective on the next business day. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. Payment for shares redeemed normally will be made within seven days.

Redemptions of the Portfolio's shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Frequent or Excessive Purchases, Exchanges and Redemptions

The Trust encourages shareholders to invest in the Portfolio as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as "market timing," and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio.

Certain of the Portfolio's investment strategies may make the Portfolio more susceptible to market timing activities. For example, since the Portfolio may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's non-U.S. portfolio securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Portfolio and its shareholders. Such activities may have a detrimental effect on the Portfolio and its shareholders. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio's investments, increase transaction costs and taxes, and may harm the performance of the Portfolio and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Portfolio's holdings, and the time when that change is reflected in the NAV of the Portfolio's shares, the Portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Portfolio's securities. See "How Portfolio Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or PIMCO, the transaction may adversely affect the interests of the Portfolio or its shareholders. Notice of any such restrictions, if any, will vary according to the particular circumstances. When PIMCO notices a pattern of trading that may be indicative of excessive or abusive trading by Variable Contract Owners, the Trust and/or PIMCO will seek the cooperation of insurance companies in attempting to determine whether the activity is the result of trading by one or more related Variable Contract Owners. In the event that the insurance company informs PIMCO that the trading activity is the result of excessive or abusive trading by Variable Contract Owners, PIMCO will request that the insurance company take appropriate action to ensure that the excessive or abusive trading ceases. If the trading pattern continues, PIMCO will request that the insurance company restrict purchases of or exchanges into the Portfolio by the Variable Contract Owner identified as having engaged in excessive or abusive trading. There can be no assurances that an insurance company will comply with PIMCO's request. The Trust and PIMCO will also cooperate with efforts by insurance companies to limit excessive exchanges in their products.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, insurance company separate accounts, in which purchases and sales of Portfolio shares by Variable Contract Owners are aggregated for presentation to the Portfolio on a net basis, conceal the identity of the individual Variable Contract Owners from the Portfolio. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Portfolio.

How Portfolio Shares Are Priced

The NAV of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign securities that do not trade when the NYSE is open are also valued at fair value. The Portfolio may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when you are unable to buy or sell shares.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circum-
stances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask infor-
mation, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The price used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Frequent or Excessive Purchases, Exchanges and Redemptions." Fair value pricing may require subjective determinations about the value of a security.

Tax Consequences

The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of Variable Contracts. See "Taxation" in the Portfolio's Statement of Additional Information for more information on taxes.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolio.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolio described under "Portfolio Summary" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the portfolio manager. The investments made by the Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Investment Selection

The Portfolio's return consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Portfolio may, to the extent permitted under the 1940 Act, or exemptive relief therefrom, invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, the Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than the Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Portfolio's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Portfolio may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by the Portfolio may subject the Portfolio to interest rate risk, market risk and credit risk.

In addition, while a secondary market exists for pre-refunded municipal bonds, if the Portfolio sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Portfolio may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which the Portfolio purchases a RIB from a trust, and the underlying municipal bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Portfolio's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Portfolio where the Portfolio did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Portfolio may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Portfolio may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch are sometimes referred to as "high yield securities" or "junk bonds." Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The Portfolio may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. While floaters provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, the Portfolio may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The Portfolio may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

The Portfolio may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities, such as common stock, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

The Portfolio may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. The Portfolio's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for a portfolio that invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Portfolio also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The Portfolio may invest up to 5% of its total assets in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

The Portfolio may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

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Foreign Currency Transactions. The Portfolio may invest in securities denominated in foreign (non-U.S.) currencies, engage in foreign (non-U.S.) currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Portfolio has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered a form of borrowing for some purposes. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

The Portfolio may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio's total assets, less all liabilities and indebtedness not represented by senior securities. The Portfolio may also borrow money for temporary adminis-
trative purposes in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). The Portfolio may invest some or all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Portfolio's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, the Portfolio may seek to achieve its investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Portfolio are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Exchange-Traded Notes (ETNs)

The Portfolio may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Portfolio's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated or "earmarked" to cover these positions. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security's price appreciates in value such that the security's price is above the agreed upon price on the settlement date.

Investment in Other Investment Companies

The Portfolio may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The Portfolio may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, the Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.

Short Sales

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. When making a short sale (other than a "short sale against the box"), the Portfolio must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Portfolio may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Portfolio may pay lending fees to a party arranging the loan. Cash collateral received by the Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Portfolio bears the risk of such investments.

Portfolio Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, the Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Portfolio's portfolio) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs associated with portfolio turnover may adversely affect the Portfolio's performance. Please see "Financial Highlights" in this prospectus for the portfolio turnover rates of the Portfolio.

Temporary Defensive Positions

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objective and Policies

The investment objective of the Portfolio is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolio may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolio to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolio.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the last five fiscal years or, if shorter, the period since the Portfolio or class commenced operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Administrative Class shares of the Portfolio (assuming reinvestment of all dividends and distributions). The performance does not reflect Variable Contract fees or expenses. This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent registered public accounting firm. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

PIMCO Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Administrative Class
Net asset value beginning of year	$10.18	$10.07	$9.62	$10.01	$10.04
Net investment income(a)	0.09	0.09	0.20	0.36	0.47
Net realized/unrealized gain (loss)	(0.03)	0.13	0.54	(0.39)	(0.03)
Total income (loss) from investment operations	0.06	0.22	0.74	(0.03)	0.44
Dividends from net investment income	(0.10)	(0.09)	(0.20)	(0.36)	(0.47)
Distributions from net realized capital gains	(0.02)	(0.02)	(0.09)	0.00	0.00
Total distributions	(0.12)	(0.11)	(0.29)	(0.36)	(0.47)
Net asset value end of year	$10.12	$10.18	$10.07	$9.62	$10.01
Total return	0.51%	2.11%	7.80%	(0.31)%	4.49%
Net assets end of year (000s)	$33,688	$26,794	$16,335	$12,385	$12,991
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets excluding interest expense	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	0.90%	0.88%	1.98%	3.65%	4.73%
Portfolio turnover rate	225%*	231%*	524%	191%	160%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

Appendix A
Description of Securities Ratings

The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Portfolio's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

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Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

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Nature of and provisions of the obligation;

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Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating as-signed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings,with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

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Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

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Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

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A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

g: The letter 'g' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

q: A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the 'B' rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

Investment Company Act File Number: 811-08399	PVIT0339F_043012

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, or request other information about the Portfolio by calling the Trust at 1-800-927-4648, by visiting http://pvit.pimco-funds.com or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov. You can also visit our web site at http://pvit.pimco-funds.com for additional information about the Portfolio, including the SAI and the annual and semi-annual reports which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-08399	PVIT0339F_043012

Share Class: Advisor Class	April 30, 2012
PIMCO Variable Insurance Trust Prospectus

SHORT DURATION BOND PORTFOLIO

PIMCO Short-Term Portfolio

This prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be read in conjunction with the prospectus of any contract or policy. Both prospectuses should be read carefully and retained for future reference. As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Portfolio Summary

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Portfolio

Advisor Class Shares

Purchases and Redemptions

How Portfolio Shares are Priced

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO Short-Term Portfolio

Investment Objective

The Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment): None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Advisor Class
Management Fee	0.45%
Distribution and/or Service (12b-1) Fees	0.25%
Total Annual Portfolio Operating Expenses	0.70%

Example. The Example is intended to help you compare the cost of investing in Advisor Class shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did.

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$72	$224	$390	$871

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example tables, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 225% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Portfolio will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Portfolio, under normal circumstances, is expected not to exceed three years.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated se-
curities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Port-
folio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management perfor-
mance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and national-
ization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of
U.S. issuers

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward com-
mitment transactions, or derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques
and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio

Please see "Description of Principal Risks" in the Portfolio's prospec-
tus for a more detailed description of the risks of investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. The bar chart and table show performance of the Portfolio's Advisor Class shares. The Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3-month Treasury Bill issues.

Performance for the Portfolio is updated monthly and may be obtained at http://pvit.pimco-funds.com.

Calendar Year Total Returns — Advisor Class*

*For the periods shown in the bar chart, the highest quarterly return was 0.85% in the 1st quarter of 2010, and the lowest quarterly return was -0.62% in the 3rd quarter of 2011.

Average Annual Total Returns (for periods ended 12/31/11)

	1 Year	Since Inception (09/30/2009)
Advisor Class Return	0.41%	1.31%
Citigroup 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.08%	0.10%

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Portfolio. The Portfolio's portfolio is managed by Jerome Schneider. Mr. Schneider is an Executive Vice President of PIMCO and he has managed the Portfolio since January 2011.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account.

Tax Information

The shareholders of the Portfolio are the insurance companies offering the variable products. Please refer to the prospectus for the Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Insurance Companies and Other Financial Intermediaries

The Portfolio and/or its related companies (including PIMCO) may pay the insurance company and other intermediaries for the sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's investments as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in the Portfolio.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio's shares.

Credit Risk

The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Portfolio may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

The Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and may be subject to greater levels of credit and liquidity risk than portfolios that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Portfolio's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Portfolio may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in the Portfolio should be considered speculative.

Market Risk

The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Portfolio has valued the securities. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Portfolio, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Portfolio's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Portfolio could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse eco-
nomic conditions, changes in the general outlook for corpor-
ate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. The Portfolio's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

The Portfolio may invest in foreign (non-U.S.) securities, and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Currency Risk

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Currency risk may be particularly high to the extent that the Portfolio invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The Portfolio also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Portfolio to liquidate portfolio positions, to satisfy its obligations or to meet segregation requirements, when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the portfolio manager in connection with managing the Portfolio and may also adversely affect the ability of the Portfolio to achieve its investment objective.

Short Sale Risk

The Portfolio's short sales, if any, are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of the Portfolio's holdings.

Management of the Portfolio

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the "Trust"), PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2012, PIMCO had approximately $1.77 trillion in assets under management.

Management Fees

The Portfolio pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Portfolio Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee.  For the fiscal year ended December 31, 2011, the Portfolio paid monthly Management Fees to PIMCO at the annual rate of 0.45% (stated as a percentage of the average daily net assets of the Portfolio).

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Advisory Fee. The Portfolio pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended December 31, 2011, the Portfolio paid monthly advisory fees to PIMCO at the annual rate of 0.25% (stated as a percentage of the average daily net assets of the Portfolio).

A discussion of the basis for the Board of Trustees' approval of the Portfolio's investment advisory contract is available in the Portfolio's Annual Report to shareholders for the fiscal year ended December 31, 2011.

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Supervisory and Administrative Fee. The Portfolio pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Advisor Class shareholders of the Portfolio pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolio bears other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Advisor Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and thier counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Portfolio. Also, under the terms of the supervision and administration agreement, PIMCO, and not Portfolio shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended December 31, 2011, the Portfolio paid PIMCO monthly supervisory and administrative fees at the annual rate of 0.20% for Advisor Class shares (stated as a percentage of the average daily net assets of the Portfolio).

Individual Portfolio Manager

The following individual has primary responsibility for managing the Portfolio.

Portfolio	Portfolio Manager	Since	Recent Professional Experience
PIMCO Short-Term	Jerome Schneider	1/11

Executive Vice President, PIMCO. He joined PIMCO in 2008. Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined Bear Stearns in 1995.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager's compensation and the portfolio manager's ownership of shares of the Portfolio.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC").

Advisor Class Shares

The Trust offers investors Advisor Class shares of the Portfolio in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Advisor Class shares.

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Distribution and/or Service (12b-1) Fees – Advisor Class Shares. The Trust has adopted a Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the "Distribution and Servicing Plan"). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries certain services in connection with the distribution and marketing of Advisor Class shares and/or certain shareholder services to Advisor Class shareholders.

The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to its Advisor Class shares. Payments are accrued daily and paid periodically. Because these fees are paid out of the Portfolio's Advisor Class assets on an ongoing basis, over time they will increase the cost of an investment in Advisor Class shares, and Distribution and Servicing Plan fees may cost an investor more than other types of sales charges.

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Arrangements with Service Agents. Advisor Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than Distribution and Servicing Plan fees paid with respect to Advisor Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments by PIMCO. PIMCO uses its own assets and resources, including its profits from advisory or super-
visory and administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing infor-
mation about the Trust and the Portfolio, the delivery of Trust documents, and other services. In addition, PIMCO may pay certain expenses, such as printing and mailing charges, incurred by such insurance companies in connection with their services. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.

The fees paid to insurance companies, as described in the preceding paragraph, generally will not exceed 0.25% of the total assets of the Portfolio held by the insurance company, on an annual basis, though in some cases fees may be higher. Although the payments described in the preceding paragraph are not intended to compensate the insurance companies for marketing the Portfolio, they may provide an additional incentive to insurance companies to actively promote the Portfolio and, depending on the arrangements an insurance company may have in place with other mutual funds or their sponsors at any particular time, an insurance company may have a financial incentive to promote the Portfolio (or share class of the Portfolio) over other mutual fund options (or other portfolios or share classes of the Portfolio) available under a particular Variable Contract.

From time to time, PIMCO may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Portfolio. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Portfolio. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Portfolio. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

The Statement of Additional Information contains further details about the payments made by PIMCO to insurance companies. In addition, you can ask the insurance company that sponsors the Variable Contract in which you invest for information about any payments it receives from PIMCO and any services provided for such payments.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Portfolio with such investment consultants and their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Portfolio or in other products sponsored by PIMCO and its affiliates.

Purchases and Redemptions

Purchasing Shares

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

As of the date of this prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies. All purchase orders are effected at the net asset value ("NAV") next determined after a purchase order is received.

While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

The Trust and its Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. In addition, the Trust and its Distributor each reserves the right, in its sole discretion, to redeem shares, in whole or in part, when, in the judgment of management, such redemption is necessary in order to maintain qualification under the rules for variable annuities and/or variable life contracts with respect to other shareholders, to maintain qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or for any reason under terms set by the Trustees, including the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to the shareholder. The sale of shares will be suspended when trading on the New York Stock Exchange ("NYSE") is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

Redeeming Shares

Shares may be redeemed without charge on any day that the NAV is calculated. All redemption requests received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 pm, Eastern time), on a day the Trust is open for business, are effective on that day. Redemption requests received after that time become effective on the next business day. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. Payment for shares redeemed normally will be made within seven days.

Redemptions of the Portfolio's shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Frequent or Excessive Purchases, Exchanges and Redemptions

The Trust encourages shareholders to invest in the Portfolio as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as "market timing," and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio.

Certain of the Portfolio's investment strategies may make the Portfolio more susceptible to market timing activities. For example, since the Portfolio may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's non-U.S. portfolio securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Portfolio and its shareholders. Such activities may have a detrimental effect on the Portfolio and its shareholders. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio's investments, increase transaction costs and taxes, and may harm the performance of the Portfolio and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Portfolio's holdings, and the time when that change is reflected in the NAV of the Portfolio's shares, the Portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Portfolio's securities. See "How Portfolio Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or PIMCO, the transaction may adversely affect the interests of the Portfolio or its shareholders. Notice of any such restrictions, if any, will vary according to the particular circumstances. When PIMCO notices a pattern of trading that may be indicative of excessive or abusive trading by Variable Contract Owners, the Trust and/or PIMCO will seek the cooperation of insurance companies in attempting to determine whether the activity is the result of trading by one or more related Variable Contract Owners. In the event that the insurance company informs PIMCO that the trading activity is the result of excessive or abusive trading by Variable Contract Owners, PIMCO will request that the insurance company take appropriate action to ensure that the excessive or abusive trading ceases. If the trading pattern continues, PIMCO will request that the insurance company restrict purchases of or exchanges into the Portfolio by the Variable Contract Owner identified as having engaged in excessive or abusive trading. There can be no assurances that an insurance company will comply with PIMCO's request. The Trust and PIMCO will also cooperate with efforts by insurance companies to limit excessive exchanges in their products.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, insurance company separate accounts, in which purchases and sales of Portfolio shares by Variable Contract Owners are aggregated for presentation to the Portfolio on a net basis, conceal the identity of the individual Variable Contract Owners from the Portfolio. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Portfolio.

How Portfolio Shares Are Priced

The NAV of the Portfolio's Advisor Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) securities that do not trade when the NYSE is open are also valued at fair value. The Portfolio may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when you are unable to buy or sell shares.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The price used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Frequent or Excessive Purchases, Exchanges  and Redemptions."

Tax Consequences

The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of Variable Contracts. See "Taxation" in the Portfolio's Statement of Additional Information for more information on taxes.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolio.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. The investments made by the Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Investment Selection

The Portfolio's return consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Portfolio may, to the extent permitted under the 1940 Act, or exemptive relief therefrom, invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, the Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than the Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Portfolio's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Portfolio may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by the Portfolio may subject the Portfolio to interest rate risk, market risk and credit risk.

In addition, while a secondary market exists for pre-refunded municipal bonds, if the Portfolio sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Portfolio may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which the Portfolio purchases a RIB from a trust, and the underlying municipal bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Portfolio's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Portfolio where the Portfolio did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Portfolio may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Portfolio may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The Portfolio may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. While floaters provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, the Portfolio may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The Portfolio may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

The Portfolio may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities, such as common stock, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

The Portfolio may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. The Portfolio's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for a portfolio that invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Portfolio also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The Portfolio may invest up to 5% of its total assets in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

The Portfolio may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

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Foreign Currency Transactions. The Portfolio may invest in securities denominated in foreign (non-U.S.) currencies, engage in foreign (non-U.S.) currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Portfolio has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered a form of borrowing for some purposes. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

The Portfolio may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio's total assets, less all liabilities and indebtedness not represented by senior securities. The Portfolio may also borrow money for temporary adminis-
trative purposes in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). The Portfolio may invest some or all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Portfolio's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, the Portfolio may seek to achieve its investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Portfolio are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Exchange-Traded Notes (ETNs)

The Portfolio may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Portfolio's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated or "earmarked" to cover these positions. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security's price appreciates in value such that the security's price is above the agreed upon price on the settlement date.

Investment in Other Investment Companies

The Portfolio may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The Portfolio may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, the Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.

Short Sales

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. When making a short sale (other than a "short sale against the box"), the Portfolio must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Portfolio may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Portfolio may pay lending fees to a party arranging the loan. Cash collateral received by the Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Portfolio bears the risk of such investments.

Portfolio Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, the Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Portfolio's portfolio) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs associated with portfolio turnover may adversely affect the Portfolio's performance. Please see "Financial Highlights" in this prospectus for the portfolio turnover rates of the Portfolio.

Temporary Defensive Positions

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objective and Policies

The investment objective of the Portfolio is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolio may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolio to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolio.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the last five fiscal years or, if shorter, the period since the Portfolio or class commenced operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Advisor Class shares of the Portfolio (assuming reinvestment of all dividends and distributions). The performance does not reflect Variable Contract fees or expenses. This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent registered public accounting firm. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

PIMCO Short-Term Portfolio

Selected Per Share Data for the Year or Period Ended:	12/31/2011	12/31/2010	09/30/2009 - 12/31/2009
Advisor Class
Net asset value beginning of year or period	$10.18	$10.07	$10.14
Net investment income(a)	0.08	0.09	0.03
Net realized/unrealized gain (loss)	(0.03)	0.12	0.02
Total income from investment operations	0.05	0.21	0.05
Dividends from net investment income	(0.09)	(0.08)	(0.03)
Distributions from net realized capital gains	(0.02)	(0.02)	(0.09)
Total distributions	(0.11)	(0.10)	(0.12)
Net asset value end of year or period	$10.12	$10.18	$10.07
Total return	0.41%	2.01%	0.53%
Net assets end of year or period (000s)	$28,147	$14,083	$371
Ratio of expenses to average net assets	0.70%	0.70%	0.70%*
Ratio of expenses to average net assets excluding interest expense	0.70%	0.70%	0.70%*
Ratio of net investment income to average net assets	0.82%	0.84%	1.19%*
Portfolio turnover rate	225%**	231%**	524%

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

Appendix A
Description of Securities Ratings

The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Portfolio's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

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Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

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Nature of and provisions of the obligation;

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Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating as-signed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings,with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

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Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

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Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

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A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

g: The letter 'g' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

q: A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the 'B' rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, or request other information about the Portfolio by calling the Trust at 1-800-927-4648, by visiting http://pvit.pimco-funds.com or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov. You can also visit our web site at http://pvit.pimco-funds.com for additional information about the Portfolio, including the SAI and the annual and semi-annual reports which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-08399	PVIT1956F_043012

Share Class: Institutional Class	April 30, 2012
PIMCO Variable Insurance Trust Prospectus

SHORT DURATION BOND PORTFOLIO

PIMCO Short-Term Portfolio

This prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be read in conjunction with the prospectus of any contract or policy. Both prospectuses should be read carefully and retained for future reference. As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Portfolio Summary

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Portfolio

Institutional Class Shares

Purchases and Redemptions

How Portfolio Shares are Priced

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO Short-Term Portfolio

Investment Objective

The Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment): None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Institutional Class
Management Fee	0.45%
Total Annual Portfolio Operating Expenses	0.45%

Example. The Example is intended to help you compare the cost of investing in Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$46	$144	$252	$567

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example tables, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 225% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Portfolio will vary based on Pacific Investment Management Company LLC's ("PIMCO") forecast for interest rates and will normally not exceed one year. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Portfolio, under normal circumstances, is expected not to exceed three years.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P"), or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Portfolio may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Portfolio may invest up to 10% of its total assets in preferred stocks.

Principal Risks

It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated se-
curities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Port-
folio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management perfor-
mance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and national-
ization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of
U.S. issuers

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward com-
mitment transactions, or derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques
and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio

Please see "Description of Principal Risks" in the Portfolio's prospec-
tus for a more detailed description of the risks of investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. Performance shown does not reflect any charges or expenses imposed by an insurance company and if it did, performance shown would be lower. The bar chart and the table show performance of the Portfolio's Institutional Class shares. The Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. The Institutional Class shares began operations on 4/28/00. Index comparisons began on 4/30/00.

Performance for the Portfolio is updated monthly and may be obtained at http://pvit.pimco-funds.com.

Calendar Year Total Returns — Institutional Class*

*For the periods shown in the bar chart, the highest quarterly return was 2.78% in the 1st quarter of 2009, and the lowest quarterly return was -0.76% in the 4th quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/11)

	1 Year	5 Years	10 Years
Institutional Class Return	0.66%	3.03%	2.91%
Citigroup 3-Month Treasury Bill Index (reflects no deductions for fees, expenses or taxes)	0.08%	1.36%	1.85%

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Portfolio. The Portfolio's portfolio is managed by Jerome Schneider. Mr. Schneider is an Executive Vice President of PIMCO and he has managed the Portfolio since January 2011.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account.

Tax Information

The shareholders of the Portfolio are the insurance companies offering the variable products. Please refer to the prospectus for the Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Insurance Companies and Other Financial Intermediaries

The Portfolio and/or its related companies (including PIMCO) may pay the insurance company and other intermediaries for the sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's investments as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in the Portfolio.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio's shares.

Credit Risk

The Portfolio could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Portfolio may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

The Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and may be subject to greater levels of credit and liquidity risk than portfolios that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Portfolio's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Portfolio may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in the Portfolio should be considered speculative.

Market Risk

The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Portfolio has valued the securities. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Portfolio, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Portfolio's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Portfolio could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse eco-
nomic conditions, changes in the general outlook for corpor-
ate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. The Portfolio's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

The Portfolio may invest in foreign (non-U.S.) securities, and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Currency Risk

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Currency risk may be particularly high to the extent that the Portfolio invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The Portfolio also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Portfolio to liquidate portfolio positions, to satisfy its obligations or to meet segregation requirements, when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the portfolio manager in connection with managing the Portfolio and may also adversely affect the ability of the Portfolio to achieve its investment objective.

Short Sale Risk

The Portfolio's short sales, if any, are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of the Portfolio's holdings.

Management of the Portfolio

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the "Trust"), PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2012, PIMCO had approximately $1.77 trillion in assets under management.

Management Fees

The Portfolio pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Portfolio Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee.  For the fiscal year ended December 31, 2011, the Portfolio paid monthly Management Fees to PIMCO at the annual rate of 0.45% (stated as a percentage of the average daily net assets of the Portfolio).

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Advisory Fee. The Portfolio pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended December 31, 2011, the Portfolio paid monthly advisory fees to PIMCO at the annual rate of 0.25% (stated as a percentage of the average daily net assets of the Portfolio).

A discussion of the basis for the Board of Trustees' approval of the Portfolio's investment advisory contract is available in the Portfolio's Annual Report to shareholders for the fiscal year ended December 31, 2011.

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Supervisory and Administrative Fee. The Portfolio pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Institutional Class shareholders of the Portfolio pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolio does bear other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Institutional Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent and Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Portfolio. Also, under the terms of the supervision and administration agreement, PIMCO, and not Portfolio shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended December 31, 2011, the Portfolio paid PIMCO monthly supervisory and administrative fees at the annual rate of 0.20% for Institutional Class shares (stated as a percentage of the average daily net assets of the Portfolio).

Individual Portfolio Manager

The following individual has primary responsibility for managing the Portfolio.

Portfolio	Portfolio Manager	Since	Recent Professional Experience
PIMCO Short-Term	Jerome Schneider	1/11

Executive Vice President, PIMCO. He joined PIMCO in 2008. Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined Bear Stearns in 1995.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager's compensation and the portfolio manager's ownership of shares of the Portfolio.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC").

Institutional Class Shares

The Trust offers investors Institutional Class shares of the Portfolio in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Institutional Class shares.

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Arrangements with Service Agents. Institutional Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments by PIMCO. PIMCO uses its own assets and resources, including its profits from advisory or super-
visory and administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing infor-
mation about the Trust and the Portfolio, the delivery of Trust documents, and other services. In addition, PIMCO may pay certain expenses, such as printing and mailing charges, incurred by such insurance companies in connection with their services. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.

The fees paid to insurance companies, as described in the preceding paragraph, generally will not exceed 0.25% of the total assets of the Portfolio held by the insurance company, on an annual basis, though in some cases fees may be higher. Although the payments described in the preceding paragraph are not intended to compensate the insurance companies for marketing the Portfolio, they may provide an additional incentive to insurance companies to actively promote the Portfolio and, depending on the arrangements an insurance company may have in place with other mutual funds or their sponsors at any particular time, an insurance company may have a financial incentive to promote the Portfolio (or share class of the Portfolio) over other mutual fund options (or other portfolios or share classes of the Portfolio) available under a particular Variable Contract.

From time to time, PIMCO may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Portfolio. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Portfolio. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Portfolio. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

The Statement of Additional Information contains further details about the payments made by PIMCO to insurance companies. In addition, you can ask the insurance company that sponsors the Variable Contract in which you invest for information about any payments it receives from PIMCO and any services provided for such payments.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Portfolio with such investment consultants and their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Portfolio or in other products sponsored by PIMCO and its affiliates.

Purchases and Redemptions

Purchasing Shares

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

As of the date of this prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies. All purchase orders are effected at the net asset value ("NAV") next determined after a purchase order is received.

While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

The Trust and its Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. In addition, the Trust and its Distributor each reserves the right, in its sole discretion, to redeem shares, in whole or in part, when, in the judgment of management, such redemption is necessary in order to maintain qualification under the rules for variable annuities and/or variable life contracts with respect to other shareholders, to maintain qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or for any reason under terms set by the Trustees, including the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to the shareholder. The sale of shares will be suspended when trading on the New York Stock Exchange ("NYSE") is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

Redeeming Shares

Shares may be redeemed without charge on any day that the NAV is calculated. All redemption requests received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 pm, Eastern time), on a day the Trust is open for business, are effective on that day. Redemption requests received after that time become effective on the next business day. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. Payment for shares redeemed normally will be made within seven days.

Redemptions of the Portfolio's shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Frequent or Excessive Purchases, Exchanges and Redemptions

The Trust encourages shareholders to invest in the Portfolio as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as "market timing," and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio.

Certain of the Portfolio's investment strategies may make the Portfolio more susceptible to market timing activities. For example, since the Portfolio may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's non-U.S. portfolio securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Portfolio and its shareholders. Such activities may have a detrimental effect on the Portfolio and its shareholders. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio's investments, increase transaction costs and taxes, and may harm the performance of the Portfolio and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Portfolio's holdings, and the time when that change is reflected in the NAV of the Portfolio's shares, the Portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Portfolio's securities. See "How Portfolio Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or PIMCO, the transaction may adversely affect the interests of the Portfolio or its shareholders. Notice of any such restrictions, if any, will vary according to the particular circumstances. When PIMCO notices a pattern of trading that may be indicative of excessive or abusive trading by Variable Contract Owners, the Trust and/or PIMCO will seek the cooperation of insurance companies in attempting to determine whether the activity is the result of trading by one or more related Variable Contract Owners. In the event that the insurance company informs PIMCO that the trading activity is the result of excessive or abusive trading by Variable Contract Owners, PIMCO will request that the insurance company take appropriate action to ensure that the excessive or abusive trading ceases. If the trading pattern continues, PIMCO will request that the insurance company restrict purchases of or exchanges into the Portfolio by the Variable Contract Owner identified as having engaged in excessive or abusive trading. There can be no assurances that an insurance company will comply with PIMCO's request. The Trust and PIMCO will also cooperate with efforts by insurance companies to limit excessive exchanges in their products.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, insurance company separate accounts, in which purchases and sales of Portfolio shares by Variable Contract Owners are aggregated for presentation to the Portfolio on a net basis, conceal the identity of the individual Variable Contract Owners from the Portfolio. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Portfolio.

How Portfolio Shares Are Priced

The NAV of the Portfolio's Institutional Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign securities that do not trade when the NYSE is open are also valued at fair value. The Portfolio may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when you are unable to buy or sell shares.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The price used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter "stale price arbitrage" as discussed under "Frequent or Excessive Purchases, Exchanges and Redemptions."

Tax Consequences

The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of Variable Contracts. See "Taxation" in the Portfolio's Statement of Additional Information for more information on taxes.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolio.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" and "Description of Principal Risks." It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. The investments made by the Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Investment Selection

The Portfolio's return consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Portfolio may, to the extent permitted under the 1940 Act, or exemptive relief therefrom, invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, the Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than the Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Portfolio's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Portfolio may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by the Portfolio may subject the Portfolio to interest rate risk, market risk and credit risk.

In addition, while a secondary market exists for pre-refunded municipal bonds, if the Portfolio sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Portfolio may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which the Portfolio purchases a RIB from a trust, and the underlying municipal bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Portfolio's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Portfolio where the Portfolio did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Portfolio may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Portfolio may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The Portfolio may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. While floaters provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, the Portfolio may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The Portfolio may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

The Portfolio may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities, such as common stock, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

The Portfolio may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. The Portfolio's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for a portfolio that invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Portfolio also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The Portfolio may invest up to 5% of its total assets in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

The Portfolio may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

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Foreign Currency Transactions. The Portfolio may invest in securities denominated in foreign (non-U.S.) currencies, may engage in foreign (non-U.S.) currency transactions on a spot (cash) basis, may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Portfolio has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered a form of borrowing for some purposes. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

The Portfolio may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio's total assets, less all liabilities and indebtedness not represented by senior securities. The Portfolio may also borrow money for temporary adminis-
trative purposes in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). The Portfolio may invest some or all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Portfolio's Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Portfolio's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, the Portfolio may seek to achieve its investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Portfolio are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Exchange-Traded Notes (ETNs)

The Portfolio may invest in exchange-traded notes ("ETNs"). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Portfolio's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated or "earmarked" to cover these positions. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security's price appreciates in value such that the security's price is above the agreed upon price on the settlement date.

Investment in Other Investment Companies

The Portfolio may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The Portfolio may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, the Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.

Short Sales

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. When making a short sale (other than a "short sale against the box"), the Portfolio must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Portfolio may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Portfolio may pay lending fees to a party arranging the loan. Cash collateral received by the Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Portfolio bears the risk of such investments.

Portfolio Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, the Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Portfolio's portfolio) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs associated with portfolio turnover may adversely affect the Portfolio's performance. Please see "Financial Highlights" in this prospectus for the portfolio turnover rates of the Portfolio.

Temporary Defensive Positions

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objective and Policies

The investment objective of the Portfolio is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolio may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolio to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolio.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the last five fiscal years or, if shorter, the period since the Portfolio or class commenced operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Institutional Class shares of the Portfolio (assuming reinvestment of all dividends and distributions). The performance does not reflect Variable Contract fees or expenses. This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent registered public accounting firm. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

PIMCO Short-Term Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Institutional Class
Net asset value beginning of year	$10.18	$10.07	$9.62	$10.01	$10.04
Net investment income(a)	0.11	0.11	0.22	0.38	0.49
Net realized/unrealized gain (loss)	(0.04)	0.12	0.54	(0.39)	(0.03)
Total income (loss) from investment operations	0.07	0.23	0.76	(0.01)	0.46
Dividends from net investment income	(0.11)	(0.10)	(0.22)	(0.38)	(0.49)
Distributions from net realized capital gains	(0.02)	(0.02)	(0.09)	0.00	0.00
Total distributions	(0.13)	(0.12)	(0.31)	(0.38)	(0.49)
Net asset value end of year	$10.12	$10.18	$10.07	$9.62	$10.01
Total return	0.66%	2.26%	7.96%	(0.16)%	4.65%
Net assets end of year (000s)	$7,807	$7,098	$6,273	$11,110	$13,303
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net investment income to average net assets	1.07%	1.03%	2.21%	3.84%	4.87%
Portfolio turnover rate	225%*	231%*	524%	191%	160%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

Appendix A
Description of Securities Ratings

The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Portfolio's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

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Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

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Nature of and provisions of the obligation;

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Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating as-signed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings,with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

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Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

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Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

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A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

g: The letter 'g' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

q: A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the 'B' rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, or request other information about the Portfolio by calling the Trust at 1-800-927-4648, by visiting http://pvit.pimco-funds.com or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov. You can also visit our web site at http://pvit.pimco-funds.com for additional information about the Portfolio, including the SAI and the annual and semi-annual reports which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-08399	PVIT0549F_043012

Share Class: Administrative Class	April 30, 2012
PIMCO Variable Insurance Trust Prospectus

INTERMEDIATE DURATION BOND PORTFOLIO

PIMCO Total Return Portfolio

This prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be read in conjunction with the prospectus of any contract or policy. Both prospectuses should be read carefully and retained for future reference. As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Portfolio Summary

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Portfolio

Administative Class Shares

Purchases and Redemptions

How Portfolio Shares are Priced

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO Total Return Portfolio

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment): None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Administrative Class
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.15%
Total Annual Portfolio Operating Expenses	0.65%

Example. The Example is intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did.

	1 Year	3 Years	5 Years	10 Years
Administrative Class	$66	$208	$362	$810

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example tables, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 424% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital U.S. Aggregate Index, as calculated by PIMCO, which as of March 31, 2012 was 4.60 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch") or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar denominated securities or currencies) to 20% of its total assets.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio's prospectus or Statement of Additional Information. The Portfolio may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may invest up to 10% of its total assets in preferred stock, convertible securities and other equity-related securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated se-
curities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Port-
folio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management perfor-
mance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and national-
ization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of
U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward com-
mitment transactions, or derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques
and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Portfolio's prospec-
tus for a more detailed description of the risks of investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. Performance shown does not reflect any charges or expenses imposed by an insurance company and if it did, performance shown would be lower. The bar chart and the table show performance of the Portfolio's Administrative Class shares. The Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable and U.S. dollar denominated. This index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Performance for the Portfolio is updated monthly and may be obtained at http://pvit.pimco-funds.com.

Calendar Year Total Returns — Administrative Class*

*For the periods shown in the bar chart, the highest quarterly return was 5.60% in the 3rd quarter of 2009, and the lowest quarterly return was -2.22% in the 2nd quarter of 2004.

Average Annual Total Returns (for periods ended 12/31/11)

	1 Year	5 Years	10 Years
Administrative Class Return	3.61%	7.80%	6.41%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	7.84%	6.50%	5.78%

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Portfolio. The Portfolio's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Portfolio since its inception in December 1997.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account.

Tax Information

The shareholders of the Portfolio are the insurance companies offering the variable products. Please refer to the prospectus for the Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Insurance Companies and Other Financial Intermediaries

The Portfolio and/or its related companies (including PIMCO) may pay the insurance company and other intermediaries for the sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's investments as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in the Portfolio.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio's shares.

Credit Risk

The Portfolio could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Portfolio may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

The Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and may be subject to greater levels of credit and liquidity risk than portfolios that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Portfolio's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Portfolio may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in the Portfolio should be considered speculative.

Market Risk

The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Portfolio has valued the securities. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Portfolio, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Portfolio's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Portfolio could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants.

The values of equity securities, such as preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. The Portfolio's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

The Portfolio may invest in foreign (non-U.S.) securities, and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent the Portfolio invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent the Portfolio invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Portfolio may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently. Accordingly, to the extent the Portfolio invests in a wide range of emerging market securities (e.g., different regions or countries, asset classes, issuers, sectors or credit qualities), the Portfolio may perform differently in response to such instability than a Portfolio investing in a more limited range of emerging market securities. For example, to the extent the Portfolio focuses its investments in multiple asset classes of emerging market securities, the Portfolio may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. The Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction.

Currency Risk

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Currency risk may be particularly high to the extent that the Portfolio invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The Portfolio also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Portfolio to liquidate portfolio positions, to satisfy its obligations or to meet segregation requirements, when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the portfolio manager in connection with managing the Portfolio and may also adversely affect the ability of the Portfolio to achieve its investment objective.

Short Sale Risk

The Portfolio's short sales, if any, are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the  third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercis-
able for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of the Portfolio's holdings.

Management of the Portfolio

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the "Trust"), PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2012, PIMCO had approximately $1.77 trillion in assets under management.

Management Fees

The Portfolio pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Portfolio Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee.  For the fiscal year ended December 31, 2011, the Portfolio paid monthly Management Fees to PIMCO at the annual rate of 0.50% (stated as a percentage of the average daily net assets of the Portfolio).

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Advisory Fee. The Portfolio pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended December 31, 2011, the Portfolio paid monthly advisory fees to PIMCO at the annual rate of 0.25% (stated as a percentage of the average daily net assets of the Portfolio).

A discussion of the basis for the Board of Trustees' approval of the Portfolio's investment advisory contract is available in the Portfolio's Annual Report to shareholders for the fiscal year ended December 31, 2011.

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Supervisory and Administrative Fee. The Portfolio pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Administrative Class shareholders of the Portfolio pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolio bears other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Administrative Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Portfolio. Also, under the terms of the supervision and administration agreement, PIMCO, and not Portfolio shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended December 31, 2011, the Portfolio paid PIMCO monthly supervisory and administrative fees at the annual rate of 0.25% for Administrative Class shares (stated as a percentage of the average daily net assets of the Portfolio).

Individual Portfolio Manager

The following individual has primary responsibility for managing the Portfolio.

Portfolio	Portfolio Manager	Since	Recent Professional Experience
PIMCO Total Return	William H. Gross	12/97*	Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO. Mr. Gross has been associated with PIMCO since 1971.
*	Inception of the Portfolio.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager's compensation and the portfolio manager's ownership of shares of the Portfolio.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC").

Administrative Class Shares

The Trust offers investors Administrative Class shares of the Portfolio in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Administrative Class shares.

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Service Fees—Administrative Class Shares. The Trust has adopted an Administrative Services Plan (the "Administrative Plan") for the Administrative Class shares of the Portfolio. The Administrative Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act. The Administrative Plan allows the Portfolio to use its Administrative Class assets to compensate the Distributor for providing or procuring through financial intermediaries administrative, recordkeeping, and investor services relating to Administrative Class shares.

The Administrative Plan permits the Portfolio to make total payments at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of the Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

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Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than Administrative Plan fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments by PIMCO. PIMCO uses its own assets and resources, including its profits from advisory or super-
visory and administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing infor-
mation about the Trust and the Portfolio, the delivery of Trust documents, and other services. In addition, PIMCO may pay certain expenses, such as printing and mailing charges, incurred by such insurance companies in connection with their services. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.

The fees paid to insurance companies, as described in the preceding paragraph, generally will not exceed 0.25% of the total assets of the Portfolio held by the insurance company, on an annual basis, though in some cases fees may be higher. Although the payments described in the preceding paragraph are not intended to compensate the insurance companies for marketing the Portfolio, they may provide an additional incentive to insurance companies to actively promote the Portfolio and, depending on the arrangements an insurance company may have in place with other mutual funds or their sponsors at any particular time, an insurance company may have a financial incentive to promote the Portfolio (or share class of the Portfolio) over other mutual fund options (or other portfolios or share classes of the Portfolio) available under a particular Variable Contract.

From time to time, PIMCO may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Portfolio. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Portfolio. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Portfolio. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

The Statement of Additional Information contains further details about the payments made by PIMCO to insurance companies. In addition, you can ask the insurance company that sponsors the Variable Contract in which you invest for information about any payments it receives from PIMCO and any services provided for such payments.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Portfolio with such investment consultants and their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Portfolio or in other products sponsored by PIMCO and its affiliates.

Purchases and Redemptions

Purchasing Shares

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

As of the date of this prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.. All purchase orders are effected at the net asset value ("NAV") next determined after a purchase order is received.

While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

The Trust and its Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. In addition, the Trust and its Distributor each reserves the right, in its sole discretion, to redeem shares, in whole or in part, when, in the judgment of management, such redemption is necessary in order to maintain qualification under the rules for variable annuities and/or variable life contracts with respect to other shareholders, to maintain qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or for any reason under terms set by the Trustees, including the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to the shareholder. The sale of shares will be suspended when trading on the New York Stock Exchange ("NYSE") is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio of the Trust.

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

Redeeming Shares

Shares may be redeemed without charge on any day that the NAV is calculated. All redemption requests received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 pm, Eastern time), on a day the Trust is open for business, are effective on that day. Redemption requests received after that time become effective on the next business day. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. Payment for shares redeemed normally will be made within seven days.

Redemptions of the Portfolio's shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Frequent or Excessive Purchases, Exchanges and Redemptions

The Trust encourages shareholders to invest in the Portfolio as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as "market timing," and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio.

Certain of the Portfolio's investment strategies may make the Portfolio more susceptible to market timing activities. For example, since the Portfolio may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's non-U.S. portfolio securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Portfolio and its shareholders. Such activities may have a detrimental effect on the Portfolio and its shareholders. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio's investments, increase transaction costs and taxes, and may harm the performance of the Portfolio and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Portfolio's holdings, and the time when that change is reflected in the NAV of the Portfolio's shares, the Portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Portfolio's securities. See "How Portfolio Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or PIMCO, the transaction may adversely affect the interests of the Portfolio or its shareholders. Notice of any such restrictions, if any, will vary according to the particular circumstances. When PIMCO notices a pattern of trading that may be indicative of excessive or abusive trading by Variable Contract Owners, the Trust and/or PIMCO will seek the cooperation of insurance companies in attempting to determine whether the activity is the result of trading by one or more related Variable Contract Owners. In the event that the insurance company informs PIMCO that the trading activity is the result of excessive or abusive trading by Variable Contract Owners, PIMCO will request that the insurance company take appropriate action to ensure that the excessive or abusive trading ceases. If the trading pattern continues, PIMCO will request that the insurance company restrict purchases of or exchanges into the Portfolio by the Variable Contract Owner identified as having engaged in excessive or abusive trading. There can be no assurances that an insurance company will comply with PIMCO's request. The Trust and PIMCO will also cooperate with efforts by insurance companies to limit excessive exchanges in their products.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, insurance company separate accounts, in which purchases and sales of Portfolio shares by Variable Contract Owners are aggregated for presentation to the Portfolio on a net basis, conceal the identity of the individual Variable Contract Owners from the Portfolio. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Portfolio.

How Portfolio Shares Are Priced

The NAV of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign securities that do not trade when the NYSE is open are also valued at fair value. The Portfolio may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when you are unable to buy or sell shares.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The price used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Frequent or Excessive Purchases, Exchanges and Redemptions."

Tax Consequences

The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of Variable Contracts. See "Taxation" in the Portfolio's Statement of Additional Information for more information on taxes.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolio.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolio described under "Portfolio Summary" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the portfolio manager. The investments made by the Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Investment Selection

The Portfolio seeks maximum total return. The total return sought by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Portfolio may, to the extent permitted under the 1940 Act, or exemptive relief therefrom, invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, the Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than the Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Portfolio's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Portfolio may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by the Portfolio may subject the Portfolio to interest rate risk, market risk and credit risk.

In addition, while a secondary market exists for pre-refunded municipal bonds, if the Portfolio sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Portfolio may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which the Portfolio purchases a RIB from a trust, and the underlying municipal bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Portfolio's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Portfolio where the Portfolio did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Portfolio may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Portfolio may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch are sometimes referred to as "high yield securities" or "junk bonds." Investing in high yield securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The Portfolio may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. While floaters provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, the Portfolio may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The Portfolio may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

The Portfolio may invest in convertible securities and equity securities. The Portfolio may not purchase common stock, but this limitation does not prevent the Portfolio from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations). Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

The Portfolio may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. The Portfolio's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for a portfolio that invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Portfolio also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The Portfolio may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

The Portfolio may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

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Foreign Currency Transactions. The Portfolio may invest in securities denominated in foreign (non-U.S.) currencies, engage in foreign (non-U.S.) currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Portfolio has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered a form of borrowing for some purposes. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

The Portfolio may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio's total assets, less all liabilities and indebtedness not represented by senior securities. The Portfolio may also borrow money for temporary adminis-
trative purposes in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). The Portfolio may invest some or all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Portfolio's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, the Portfolio may seek to achieve its investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Portfolio are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Exchange-Traded Notes (ETNs)

The Portfolio may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Portfolio's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated or "earmarked" to cover these positions. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security's price appreciates in value such that the security's price is above the agreed upon price on the settlement date.

Investment in Other Investment Companies

The Portfolio may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The Portfolio may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, the Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.

Short Sales

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. When making a short sale (other than a "short sale against the box"), the Portfolio must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Portfolio may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Portfolio may pay lending fees to a party arranging the loan. Cash collateral received by the Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Portfolio bears the risk of such investments.

Portfolio Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, the Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Portfolio's portfolio) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs associated with portfolio turnover may adversely affect the Portfolio's performance. Please see "Financial Highlights" in this prospectus for the portfolio turnover rates of the Portfolio.

Temporary Defensive Positions

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objective and Policies

The investment objective of the Portfolio is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolio may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolio to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolio.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the last five fiscal years or, if shorter, the period since the Portfolio or class commenced operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Administrative Class shares of the Portfolio (assuming reinvestment of all dividends and distributions). The performance does not reflect Variable Contract fees or expenses. This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent registered public accounting firm. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Administrative Class
Net asset value beginning of year	$11.08	$10.82	$10.31	$10.49	$10.12
Net investment income(a)	0.26	0.24	0.49	0.46	0.49
Net realized/unrealized gain	0.13	0.63	0.93	0.03	0.37
Total income from investment operations	0.39	0.87	1.42	0.49	0.86
Dividends from net investment income	(0.29)	(0.27)	(0.57)	(0.47)	(0.49)
Distributions from net realized capital gains	(0.16)	(0.34)	(0.34)	(0.20)	0.00
Total distributions	(0.45)	(0.61)	(0.91)	(0.67)	(0.49)
Net asset value end of year	$11.02	$11.08	$10.82	$10.31	$10.49
Total return	3.61%	8.10%	14.04%	4.79%	8.74%
Net assets end of year (000s)	$7,759,038	$7,260,958	$5,566,064	$4,057,408	$3,893,715
Ratio of expenses to average net assets	0.65%	0.65%	0.74%	0.88%	0.83%
Ratio of expenses to average net assets excluding interest expense	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	2.32%	2.09%	4.52%	4.38%	4.78%
Portfolio turnover rate	424%*	484%*	381%	355%	298%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

Appendix A
Description of Securities Ratings

The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Portfolio's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

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Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

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Nature of and provisions of the obligation;

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Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating as-signed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings,with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

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Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

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Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

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A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

g: The letter 'g' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

q: A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the 'B' rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

Investment Company Act File Number: 811-08399	PVIT0331F_043012

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, or request other information about the Portfolio by calling the Trust at 1-800-927-4648, by visiting http://pvit.pimco-funds.com or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov. You can also visit our web site at http://pvit.pimco-funds.com for additional information about the Portfolio, including the SAI and the annual and semi-annual reports which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-08399	PVIT0331F_043012

Share Class: Advisor Class	April 30, 2012
PIMCO Variable Insurance Trust Prospectus

INTERMEDIATE DURATION BOND PORTFOLIO

PIMCO Total Return Portfolio

This prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be read in conjunction with the prospectus of any contract or policy. Both prospectuses should be read carefully and retained for future reference. As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Portfolio Summary

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Portfolio

Advisor Class Shares

Purchases and Redemptions

How Portfolio Shares are Priced

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO Total Return Portfolio

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment): None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Advisor Class
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.25%
Total Annual Portfolio Operating Expenses	0.75%

Example. The Example is intended to help you compare the cost of investing in Advisor Class shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did.

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$77	$240	$417	$930

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example tables, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 424% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities,which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital U.S. Aggregate Index, as calculated by PIMCO, which as of March 31, 2012 was 4.60 years. Duration is a measure used to detrmine the sensitivitiy of a security's price to change in interest rates.  The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio's prospectus or Statement of Additional Information. The Portfolio may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may invest up to 10% of its total assets in preferred stock, convertible securities and other equity-related securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated se-
curities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Port-
folio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management perfor-
mance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and national-
ization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of
U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward com-
mitment transactions, or derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques
and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Portfolio's prospec-
tus for a more detailed description of the risks of investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. Performance shown does not reflect any charges or expenses imposed by an insurance company and if it did, performance shown would be lower. The bar chart and the table show performance of the Portfolio's Advisor Class shares. The Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Performance for the Portfolio is updated monthly and may be obtained at http://pvit.pimco-funds.com.

Calendar Year Total Returns — Advisor Class*

*For the periods shown in the bar chart, the highest quarterly return was 5.57% in the 3rd quarter of 2009, and the lowest quarterly return was -1.82% in the 3rd quarter of 2008.

Average Annual Total Returns (for periods ended 12/31/11)

	1 Year	5 Years	Since Inception (02/28/2006)
Advisor Class Return	3.50%	7.69%	7.11%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	7.84%	6.50%	6.25%

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Portfolio. The Portfolio's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Portfolio since its inception in December 1997.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account.

Tax Information

The shareholders of the Portfolio are the insurance companies offering the variable products. Please refer to the prospectus for the Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Insurance Companies and Other Financial Intermediaries

The Portfolio and/or its related companies (including PIMCO) may pay the insurance company and other intermediaries for the sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's investments as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in the Portfolio.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio's shares.

Credit Risk

The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Portfolio may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

The Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and may be subject to greater levels of credit and liquidity risk than portfolios that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Portfolio's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Portfolio may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in the Portfolio should be considered speculative.

Market Risk

The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Portfolio has valued the securities. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Portfolio, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Portfolio's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Portfolio could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse eco-
nomic conditions, changes in the general outlook for corpor-
ate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. The Portfolio's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

The Portfolio may invest in foreign (non-U.S.) securities, and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent the Portfolio invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent the Portfolio invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Portfolio may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently. Accordingly, to the extent the Portfolio invests in a wide range of emerging market securities (e.g., different regions or countries, asset classes, issuers, sectors or credit qualities), the Portfolio may perform differently in response to such instability than a Portfolio investing in a more limited range of emerging market securities. For example, to the extent the Portfolio focuses its investments in multiple asset classes of emerging market securities, the Portfolio may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. The Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction.

Currency Risk

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Currency risk may be particularly high to the extent that the Portfolio invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The Portfolio also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Portfolio to liquidate portfolio positions, to satisfy its obligations or to meet segregation requirements, when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the portfolio manager in connection with managing the Portfolio and may also adversely affect the ability of the Portfolio to achieve its investment objective.

Short Sale Risk

The Portfolio's short sales, if any, are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercis-
able for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of the Portfolio's holdings.

Management of the Portfolio

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the "Trust"), PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2012, PIMCO had approximately $1.77 trillion in assets under management.

Management Fees

The Portfolio pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Portfolio Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee.  For the fiscal year ended December 31, 2011, the Portfolio paid monthly Management Fees to PIMCO at the annual rate of 0.50% (stated as a percentage of the average daily net assets of the Portfolio).

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Advisory Fee. The Portfolio pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended December 31, 2011, the Portfolio paid monthly advisory fees to PIMCO at the annual rate of 0.25% (stated as a percentage of the average daily net assets of the Portfolio).

A discussion of the basis for the Board of Trustees' approval of the Portfolio's investment advisory contract is available in the Portfolio's Annual Report to shareholders for the fiscal year ended December 31, 2011.

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Supervisory and Administrative Fee. The Portfolio pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Advisor Class shareholders of the Portfolio pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolio bears other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Advisor Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Portfolio. Also, under the terms of the supervision and administration agreement, PIMCO, and not Portfolio shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended December 31, 2011, the Portfolio paid PIMCO monthly supervisory and administrative fees at the annual rate of 0.25% for Advisor Class shares (stated as a percentage of the average daily net assets of the Portfolio).

Individual Portfolio Manager

The following individual has primary responsibility for managing the Portfolio.

Portfolio	Portfolio Manager	Since	Recent Professional Experience
PIMCO Total Return	William H. Gross	12/97*	Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO. Mr. Gross has been associated with PIMCO since 1971.
*	Inception of the Portfolio.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager's compensation and the portfolio manager's ownership of shares of the Portfolio.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC").

Advisor Class Shares

The Trust offers investors Advisor Class shares of the Portfolio in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Advisor Class shares.

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Distribution and/or Service (12b-1) Fees – Advisor Class Shares. The Trust has adopted a Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the "Distribution and Servicing Plan"). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries certain services in connection with the distribution and marketing of Advisor Class shares and/or certain shareholder services to Advisor Class shareholders.

The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to its Advisor Class shares. Payments are accrued daily and paid periodically. Because these fees are paid out of the Portfolio's Advisor Class assets on an ongoing basis, over time they will increase the cost of an investment in Advisor Class shares, and Distribution and Servicing Plan fees may cost an investor more than other types of sales charges.

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Arrangements with Service Agents. Advisor Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than Distribution and Servicing Plan fees paid with respect to Advisor Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments by PIMCO. PIMCO uses its own assets and resources, including its profits from advisory or super-
visory and administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing infor-
mation about the Trust and the Portfolio, the delivery of Trust documents, and other services. In addition, PIMCO may pay certain expenses, such as printing and mailing charges, incurred by such insurance companies in connection with their services. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.

The fees paid to insurance companies, as described in the preceding paragraph, generally will not exceed 0.25% of the total assets of the Portfolio held by the insurance company, on an annual basis, though in some cases fees may be higher. Although the payments described in the preceding paragraph are not intended to compensate the insurance companies for marketing the Portfolio, they may provide an additional incentive to insurance companies to actively promote the Portfolio and, depending on the arrangements an insurance company may have in place with other mutual funds or their sponsors at any particular time, an insurance company may have a financial incentive to promote the Portfolio (or share class of the Portfolio) over other mutual fund options (or other portfolios or share classes of the Portfolio) available under a particular Variable Contract.

From time to time, PIMCO may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Portfolio. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Portfolio. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Portfolio. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

The Statement of Additional Information contains further details about the payments made by PIMCO to insurance companies. In addition, you can ask the insurance company that sponsors the Variable Contract in which you invest for information about any payments it receives from PIMCO and any services provided for such payments.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Portfolio with such investment consultants and their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Portfolio or in other products sponsored by PIMCO and its affiliates.

Purchases and Redemptions

Purchasing Shares

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

As of the date of this prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies. All purchase orders are effected at the net asset value ("NAV") next determined after a purchase order is received.

While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

The Trust and its Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. In addition, the Trust and its Distributor each reserves the right, in its sole discretion, to redeem shares, in whole or in part, when, in the judgment of management, such redemption is necessary in order to maintain qualification under the rules for variable annuities and/or variable life contracts with respect to other shareholders, to maintain qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or for any reason under terms set by the Trustees, including the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to the shareholder. The sale of shares will be suspended when trading on the New York Stock Exchange ("NYSE") is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

Redeeming Shares

Shares may be redeemed without charge on any day that the NAV is calculated. All redemption requests received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 pm, Eastern time), on a day the Trust is open for business, are effective on that day. Redemption requests received after that time become effective on the next business day. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. Payment for shares redeemed normally will be made within seven days.

Redemptions of the Portfolio's shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Frequent or Excessive Purchases, Exchanges and Redemptions

The Trust encourages shareholders to invest in the Portfolio as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as "market timing," and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio.

Certain of the Portfolio's investment strategies may make the Portfolio more susceptible to market timing activities. For example, since the Portfolio may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's non-U.S. portfolio securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Portfolio and its shareholders. Such activities may have a detrimental effect on the Portfolio and its shareholders. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio's investments, increase transaction costs and taxes, and may harm the performance of the Portfolio and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Portfolio's holdings, and the time when that change is reflected in the NAV of the Portfolio's shares, the Portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Portfolio's securities. See "How Portfolio Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or PIMCO, the transaction may adversely affect the interests of the Portfolio or its shareholders. Notice of any such restrictions, if any, will vary according to the particular circumstances. When PIMCO notices a pattern of trading that may be indicative of excessive or abusive trading by Variable Contract Owners, the Trust and/or PIMCO will seek the cooperation of insurance companies in attempting to determine whether the activity is the result of trading by one or more related Variable Contract Owners. In the event that the insurance company informs PIMCO that the trading activity is the result of excessive or abusive trading by Variable Contract Owners, PIMCO will request that the insurance company take appropriate action to ensure that the excessive or abusive trading ceases. If the trading pattern continues, PIMCO will request that the insurance company restrict purchases of or exchanges into the Portfolio by the Variable Contract Owner identified as having engaged in excessive or abusive trading. There can be no assurances that an insurance company will comply with PIMCO's request. The Trust and PIMCO will also cooperate with efforts by insurance companies to limit excessive exchanges in their products.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, insurance company separate accounts, in which purchases and sales of Portfolio shares by Variable Contract Owners are aggregated for presentation to the Portfolio on a net basis, conceal the identity of the individual Variable Contract Owners from the Portfolio. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Portfolio.

How Portfolio Shares Are Priced

The NAV of the Portfolio's Advisor Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) securities that do not trade when the NYSE is open are also valued at fair value. The Portfolio may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when you are unable to buy or sell shares.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. As a result, to the extent that the Portfolio holds foreign securities, the NAV of the Portfolio's shares may change at times when you cannot purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Frequent or Excessive Purchases, Exchanges and Redemptions."

Tax Consequences

The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of Variable Contracts. See "Taxation" in the Portfolio's Statement of Additional Information for more information on taxes.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolio.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. The investments made by the Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Investment Selection

The Portfolio seeks maximum total return. The total return sought by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates; foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Portfolio may, to the extent permitted under the 1940 Act, or exemptive relief therefrom, invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, the Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than the Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Portfolio's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Portfolio may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by the Portfolio may subject the Portfolio to interest rate risk, market risk and credit risk.

In addition, while a secondary market exists for pre-refunded municipal bonds, if the Portfolio sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Portfolio may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which the Portfolio purchases a RIB from a trust, and the underlying municipal bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Portfolio's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Portfolio where the Portfolio did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Portfolio may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Portfolio may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The Portfolio may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, the Portfolio may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The Portfolio may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

The Portfolio may invest in convertible securities and equity securities. The Portfolio may not purchase common stock, but this limitation does not prevent the Portfolio from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations). Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

The Portfolio may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. The Portfolio's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for a Portfolio that invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign (non-U.S.) economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Portfolio also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The Portfolio may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

The Portfolio may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

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Foreign Currency Transactions. The Portfolio may invest in securities denominated in foreign (non-U.S.) currencies, engage in foreign (non-U.S.) currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Portfolio has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered a form of borrowing for some purposes. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

The Portfolio may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio's total assets, less all liabilities and indebtedness not represented by senior securities. The Portfolio may also borrow money for temporary adminis-
trative purposes in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). The Portfolio may invest some or all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Portfolio's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, the Portfolio may seek to achieve its investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Portfolio are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Exchange-Traded Notes (ETNs)

The Portfolio may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Portfolio's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated or "earmarked" to cover these positions. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security's price appreciates in value such that the security's price is above the agreed upon price on the settlement date.

Investment in Other Investment Companies

The Portfolio may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The Portfolio may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, the Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.

Short Sales

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. When making a short sale (other than a "short sale against the box"), the Portfolio must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Portfolio may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Portfolio may pay lending fees to a party arranging the loan. Cash collateral received by the Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Portfolio bears the risk of such investments.

Portfolio Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, the Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Portfolio's portfolio) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs associated with portfolio turnover may adversely affect the Portfolio's performance. Please see "Financial Highlights" in this prospectus for the portfolio turnover rates of the Portfolio.

Temporary Defensive Positions

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objective and Policies

The investment objective of the Portfolio is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolio may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolio to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolio.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the last five fiscal years or, if shorter, the period since the Portfolio or class commenced operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Advisor Class shares of the Portfolio (assuming reinvestment of all dividends and distributions). The performance does not reflect Variable Contract fees or expenses. This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent registered public accounting firm. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Advisor Class
Net asset value beginning of year	$11.08	$10.82	$10.31	$10.49	$10.12
Net investment income(a)	0.25	0.23	0.46	0.45	0.48
Net realized/unrealized gain	0.13	0.63	0.95	0.03	0.37
Total income from investment operations	0.38	0.86	1.41	0.48	0.85
Dividends from net investment income	(0.28)	(0.26)	(0.56)	(0.46)	(0.48)
Distributions from net realized capital gains	(0.16)	(0.34)	(0.34)	(0.20)	0.00
Total distributions	(0.44)	(0.60)	(0.90)	(0.66)	(0.48)
Net asset value end of year	$11.02	$11.08	$10.82	$10.31	$10.49
Total return	3.50%	8.00%	13.92%	4.69%	8.63%
Net assets end of year (000s)	$1,091,459	$565,521	$205,452	$74,821	$32,679
Ratio of expenses to average net assets	0.75%	0.75%	0.84%	0.97%	0.93%
Ratio of expenses to average net assets excluding interest expense	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets	2.25%	2.00%	4.29%	4.27%	4.69%
Portfolio turnover rate	424%*	484%*	381%	355%	298%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

Appendix A
Description of Securities Ratings

The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Portfolio's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

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Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

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Nature of and provisions of the obligation;

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Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating as-signed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings,with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

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Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

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Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

g: The letter 'g' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

q: A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the 'B' rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, or request other information about the Portfolio by calling the Trust at 1-800-927-4648, by visiting http://pvit.pimco-funds.com or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov. You can also visit our web site at http://pvit.pimco-funds.com for additional information about the Portfolio, including the SAI and the annual and semi-annual reports which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-08399	PVIT1839F_043012

Share Class: Institutional Class	April 30, 2012
PIMCO Variable Insurance Trust Prospectus

INTERMEDIATE DURATION BOND PORTFOLIO

PIMCO Total Return Portfolio

This prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be read in conjunction with the prospectus of any contract or policy. Both prospectuses should be read carefully and retained for future reference. As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Portfolio Summary

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Portfolio

Institutional Class Shares

Purchases and Redemptions

How Portfolio Shares are Priced

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO Total Return Portfolio

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment): None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Institutional Class
Management Fee	0.50%
Total Annual Portfolio Operating Expenses	0.50%

Example. The Example is intended to help you compare the cost of investing in Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$51	$160	$280	$628

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example tables, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 424% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Portfolio normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Barclays Capital U.S. Aggregate Index, as calculated by PIMCO, which as of March 31, 2012 was 4.60 years. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Portfolio invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by Pacific Investment Management Company LLC ("PIMCO") to be of comparable quality. The Portfolio may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio's prospectus or Statement of Additional Information. The Portfolio may purchase and sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may invest up to 10% of its total assets in preferred stock, convertible securities and other equity-related securities. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks

It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated se-
curities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Port-
folio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management perfor-
mance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and national-
ization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of
U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward com-
mitment transactions, or derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques
and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio

Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk

Please see "Description of Principal Risks" in the Portfolio's prospec-
tus for a more detailed description of the risks of investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual returns compare with the returns of a broad-based securities market index. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the periods presented. Absent such fee waivers and/or expense limitations, if any, performance would have been lower. Performance shown does not reflect any charges or expenses imposed by an insurance company and if it did, performance shown would be lower. The bar chart and the table show performance of the Portfolio's Institutional Class shares. The Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future.

The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. This index covers the U.S. investment grade fixed rate bond market,with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Institutional Class shares began operations on 4/10/00. Index comparisons began on 3/31/00.

Performance for the Portfolio is updated monthly and may be obtained at http://pvit.pimco-funds.com.

Calendar Year Total Returns — Institutional Class*

*For the periods shown in the bar chart, the highest quarterly return was 5.64% in the 3rd quarter of 2009, and the lowest quarterly return was -2.18% in the 2nd quarter of 2004.

Average Annual Total Returns (for periods ended 12/31/11)

	1 Year	5 Years	10 Years
Institutional Class Return	3.76%	7.96%	6.56%
Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	7.84%	6.50%	5.78%

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Portfolio. The Portfolio's portfolio is managed by William H. Gross. Mr. Gross is a Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO and he has managed the Portfolio since its inception in December 1997.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account.

Tax Information

The shareholders of the Portfolio are the insurance companies offering the variable products. Please refer to the prospectus for the Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Insurance Companies and Other Financial Intermediaries

The Portfolio and/or its related companies (including PIMCO) may pay the insurance company and other intermediaries for the sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's investments as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in the Portfolio.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Inflation-indexed bonds, including Treasury Inflation-Protected Securities, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio's shares.

Credit Risk

The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Portfolio may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

The Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and may be subject to greater levels of credit and liquidity risk than portfolios that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Portfolio's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Portfolio may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in the Portfolio should be considered speculative.

Market Risk

The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Portfolio has valued the securities. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Portfolio, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Portfolio's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Portfolio could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse eco-
nomic conditions, changes in the general outlook for corpor-
ate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. The Portfolio's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

The Portfolio may invest in foreign (non-U.S.) securities, and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent the Portfolio invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent the Portfolio invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Portfolio may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently. Accordingly, to the extent the Portfolio invests in a wide range of emerging market securities (e.g., different regions or countries, asset classes, issuers, sectors or credit qualities), the Portfolio may perform differently in response to such instability than a Portfolio investing in a more limited range of emerging market securities. For example, to the extent the Portfolio focuses its investments in multiple asset classes of emerging market securities, the Portfolio may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. The Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction.

Currency Risk

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Currency risk may be particularly high to the extent that the Portfolio invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets or otherwise cover the transactions that may give rise to such risk. The Portfolio also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Portfolio to liquidate portfolio positions, to satisfy its obligations or to meet segregation requirements, when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the portfolio manager in connection with managing the Portfolio and may also adversely affect the ability of the Portfolio to achieve its investment objective.

Short Sale Risk

The Portfolio's short sales, if any, are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Convertible Securities Risk

Convertible securities are fixed income securities, preferred stocks or other securities that are convertible into or exercis-
able for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate. The market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security's market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company's common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer's convertible securities generally entail less risk than its common stock but more risk than its debt obligations.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of the Portfolio's holdings.

Management of the Portfolio

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the "Trust"), PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2012, PIMCO had approximately $1.77 trillion in assets under management.

Management Fees

The Portfolio pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Portfolio Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee.  For the fiscal year ended December 31, 2011, the Portfolio paid monthly Management Fees to PIMCO at the annual rate of 0.50% (stated as a percentage of the average daily net assets of the Portfolio).

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Advisory Fee. The Portfolio pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended December 31, 2011, the Portfolio paid monthly advisory fees to PIMCO at the annual rate of 0.25% (stated as a percentage of the average daily net assets of the Portfolio).

A discussion of the basis for the Board of Trustees' approval of the Portfolio's investment advisory contract is available in the Portfolio's Annual Report to shareholders for the fiscal year ended December 31, 2011.

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Supervisory and Administrative Fee. The Portfolio pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Institutional Class shareholders of the Portfolio pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolio bears other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Institutional Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Portfolio. Also, under the terms of the supervision and administration agreement, PIMCO, and not Portfolio shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended December 31, 2011, the Portfolio paid PIMCO monthly supervisory and administrative fees at the annual rate of 0.25% for Institutional Class shares (stated as a percentage of the average daily net assets of the Portfolio).

Individual Portfolio Manager

The following individual has primary responsibility for managing the Portfolio.

Portfolio	Portfolio Manager	Since	Recent Professional Experience
PIMCO Total Return	William H. Gross	12/97*	Managing Director, Co-Chief Investment Officer and a founding partner of PIMCO. Mr. Gross has been associated with PIMCO since 1971.
*	Inception of the Portfolio.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager's compensation and the portfolio manager's ownership of shares of the Portfolio.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC").

Institutional Class Shares

The Trust offers investors Institutional Class shares of the Portfolio in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Institutional Class shares.

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Arrangements with Service Agents. Institutional Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments by PIMCO. PIMCO uses its own assets and resources, including its profits from advisory or super-
visory and administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing infor-
mation about the Trust and the Portfolio, the delivery of Trust documents, and other services. In addition, PIMCO may pay certain expenses, such as printing and mailing charges, incurred by such insurance companies in connection with their services. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.

The fees paid to insurance companies, as described in the preceding paragraph, generally will not exceed 0.25% of the total assets of the Portfolio held by the insurance company, on an annual basis, though in some cases fees may be higher. Although the payments described in the preceding paragraph are not intended to compensate the insurance companies for marketing the Portfolio, they may provide an additional incentive to insurance companies to actively promote the Portfolio and, depending on the arrangements an insurance company may have in place with other mutual funds or their sponsors at any particular time, an insurance company may have a financial incentive to promote the Portfolio (or share class of the Portfolio) over other mutual fund options (or other portfolios or share classes of the Portfolio) available under a particular Variable Contract.

From time to time, PIMCO may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Portfolio. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Portfolio. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Portfolio. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

The Statement of Additional Information contains further details about the payments made by PIMCO to insurance companies. In addition, you can ask the insurance company that sponsors the Variable Contract in which you invest for information about any payments it receives from PIMCO and any services provided for such payments.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Portfolio with such investment consultants and their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Portfolio or in other products sponsored by PIMCO and its affiliates.

Purchases and Redemptions

Purchasing Shares

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

As of the date of this prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies. All purchase orders are effected at the net asset value ("NAV") next determined after a purchase order is received.

While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

The Trust and its Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. In addition, the Trust and its Distributor each reserves the right, in its sole discretion, to redeem shares, in whole or in part, when, in the judgment of management, such redemption is necessary in order to maintain qualification under the rules for variable annuities and/or variable life contracts with respect to other shareholders, to maintain qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or for any reason under terms set by the Trustees, including the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to the shareholder. The sale of shares will be suspended when trading on the New York Stock Exchange ("NYSE") is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

Redeeming Shares

Shares may be redeemed without charge on any day that the NAV is calculated. All redemption requests received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 pm, Eastern time), on a day the Trust is open for business, are effective on that day. Redemption requests received after that time become effective on the next business day. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. Payment for shares redeemed normally will be made within seven days.

Redemptions of the Portfolio's shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Frequent or Excessive Purchases, Exchanges and Redemptions

The Trust encourages shareholders to invest in the Portfolio as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as "market timing," and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio.

Certain of the Portfolio's investment strategies may make the Portfolio more susceptible to market timing activities. For example, since the Portfolio may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's non-U.S. portfolio securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Portfolio and its shareholders. Such activities may have a detrimental effect on the Portfolio and its shareholders. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio's investments, increase transaction costs and taxes, and may harm the performance of the Portfolio and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Portfolio's holdings, and the time when that change is reflected in the NAV of the Portfolio's shares, the Portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Portfolio's securities. See "How Portfolio Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or PIMCO, the transaction may adversely affect the interests of the Portfolio or its shareholders. Notice of any such restrictions, if any, will vary according to the particular circumstances. When PIMCO notices a pattern of trading that may be indicative of excessive or abusive trading by Variable Contract Owners, the Trust and/or PIMCO will seek the cooperation of insurance companies in attempting to determine whether the activity is the result of trading by one or more related Variable Contract Owners. In the event that the insurance company informs PIMCO that the trading activity is the result of excessive or abusive trading by Variable Contract Owners, PIMCO will request that the insurance company take appropriate action to ensure that the excessive or abusive trading ceases. If the trading pattern continues, PIMCO will request that the insurance company restrict purchases of or exchanges into the Portfolio by the Variable Contract Owner identified as having engaged in excessive or abusive trading. There can be no assurances that an insurance company will comply with PIMCO's request. The Trust and PIMCO will also cooperate with efforts by insurance companies to limit excessive exchanges in their products.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, insurance company separate accounts, in which purchases and sales of Portfolio shares by Variable Contract Owners are aggregated for presentation to the Portfolio on a net basis, conceal the identity of the individual Variable Contract Owners from the Portfolio. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Portfolio.

How Portfolio Shares Are Priced

The NAV of the Portfolio's Institutional Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign securities that do not trade when the NYSE is open are also valued at fair value. The Portfolio may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when you are unable to buy or sell shares.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The price used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter "stale price arbitrage" as discussed under "Frequent or Excessive Purchases, Exchanges and Redemptions."

Tax Consequences

The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of Variable Contracts. See "Taxation" in the Portfolio's Statement of Additional Information for more information on taxes.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolio.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" and "Description of Principal Risks." It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. The investments made by the Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Investment Selection

The Portfolio seeks maximum total return. The total return sought by the Portfolio consists of both income earned on the Portfolio's investments and capital appreciation, if any, arising from increases in the market value of the Portfolio's holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Portfolio may, to the extent permitted under the 1940 Act, or exemptive relief therefrom, invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, the Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than the Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Portfolio's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Portfolio may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by the Portfolio may subject the Portfolio to interest rate risk, market risk and credit risk.

In addition, while a secondary market exists for pre-refunded municipal bonds, if the Portfolio sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Portfolio may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which the Portfolio purchases a RIB from a trust, and the underlying municipal bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Portfolio's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Portfolio where the Portfolio did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Portfolio may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Portfolio may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The Portfolio may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. While floaters provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, the Portfolio may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The Portfolio may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

The Portfolio may invest in convertible securities and equity securities. The Portfolio may not purchase common stock, but this limitation does not prevent the Portfolio from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations). Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

The Portfolio may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. The Portfolio's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. company's securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for a Portfolio that invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Portfolio also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The Portfolio may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

The Portfolio may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

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Foreign Currency Transactions. The Portfolio may invest in securities denominated in foreign (non-U.S.) currencies, may engage in foreign (non-U.S.) currency transactions on a spot (cash) basis, may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Portfolio has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered a form of borrowing for some purposes. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

The Portfolio may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio's total assets, less all liabilities and indebtedness not represented by senior securities. The Portfolio may also borrow money for temporary adminis-
trative purposes in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). The Portfolio may invest some or all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Portfolio's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, the Portfolio may seek to achieve its investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Portfolio are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Exchange-Traded Notes (ETNs)

The Portfolio may invest in exchange-traded notes ("ETNs"). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Portfolio's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated or "earmarked" to cover these positions. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security's price appreciates in value such that the security's price is above the agreed upon price on the settlement date.

Investment in Other Investment Companies

The Portfolio may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The Portfolio may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, the Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.

Short Sales

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. When making a short sale (other than a "short sale against the box"), the Portfolio must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Portfolio may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Portfolio may pay lending fees to a party arranging the loan. Cash collateral received by the Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Portfolio bears the risk of such investments.

Portfolio Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, the Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Portfolio's portfolio) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs associated with portfolio turnover may adversely affect the Portfolio's performance. Please see "Financial Highlights" in this prospectus for the portfolio turnover rates of the Portfolio.

Temporary Defensive Positions

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objective and Policies

The investment objective of the Portfolio is fundamental and may not be changed without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolio may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolio to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolio.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the last five fiscal years or, if shorter, the period since the Portfolio or class commenced operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Portfolio (assuming reinvestment of all dividends and distributions). The performance does not reflect Variable Contract fees and expenses. This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent registered public accounting firm. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	12/31/2011	12/31/2010	12/31/2009	12/31/2008	12/31/2007
Institutional Class
Net asset value beginning of year	$11.08	$10.82	$10.31	$10.49	$10.12
Net investment income(a)	0.27	0.25	0.50	0.48	0.50
Net realized/unrealized gain	0.14	0.64	0.93	0.02	0.37
Total income from investment operations	0.41	0.89	1.43	0.50	0.87
Dividends from net investment income	(0.31)	(0.29)	(0.58)	(0.48)	(0.50)
Distributions from net realized capital gains	(0.16)	(0.34)	(0.34)	(0.20)	0.00
Total distributions	(0.47)	(0.63)	(0.92)	(0.68)	(0.50)
Net asset value end of year	$11.02	$11.08	$10.82	$10.31	$10.49
Total return	3.76%	8.27%	14.21%	4.95%	8.90%
Net assets end of year (000s)	$235,409	$259,876	$239,670	$156,745	$207,312
Ratio of expenses to average net assets	0.50%	0.50%	0.59%	0.73%	0.68%
Ratio of expenses to average net assets excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.46%	2.24%	4.63%	4.52%	4.93%
Portfolio turnover rate	424%*	484%*	381%	355%	298%

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

Appendix A
Description of Securities Ratings

The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Portfolio's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

■

Nature of and provisions of the obligation;

■

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating as-signed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings,with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

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Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

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A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

g: The letter 'g' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

q: A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the 'B' rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, or request other information about the Portfolio by calling the Trust at 1-800-927-4648, by visiting http://pvit.pimco-funds.com or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov. You can also visit our web site at http://pvit.pimco-funds.com for additional information about the Portfolio, including the SAI and the annual and semi-annual reports which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-08399	PVIT0597F_043012

Share Class: Administrative Class	April 30, 2012
PIMCO Variable Insurance Trust Prospectus

ABSOLUTE RETURN BOND PORTFOLIO

PIMCO Unconstrained Bond Portfolio

This prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be read in conjunction with the prospectus of any contract or policy. Both prospectuses should be read carefully and retained for future reference. As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Portfolio Summary

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Portfolio

Administative Class Shares

Purchases and Redemptions

How Portfolio Shares are Priced

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO Unconstrained Bond Portfolio

Investment Objective

The Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Administrative Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment): None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Administrative Class
Management Fee	0.90%
Distribution and/or Service (12b-1) Fees	0.15%
Total Annual Portfolio Operating Expenses	1.05%

Example. The Example is intended to help you compare the cost of investing in Administrative Class shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did.

	1 Year	3 Years	5 Years	10 Years
Administrative Class	$107	$334	$579	$1,283

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example tables, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 302% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Portfolio will not be constrained by management against an index. The average portfolio duration of this Portfolio will normally vary from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Portfolio may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 40% of its total assets in securities rated below Baa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Portfolio may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Portfolio may also invest up to 10% of its total assets in preferred stocks.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio's prospectus or Statement of Additional Information. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated se-
curities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Port-
folio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management perfor-
mance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and the risk that the value of the mortgage or asset underlying such an investment will fall

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward com-
mitment transactions, or derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques
and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio

Please see "Description of Principal Risks" in the Portfolio's prospec-
tus for a more detailed description of the risks of investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Portfolio does not have a full calendar year of performance. Thus, no bar chart or Average Annual
Total Returns table is included for the Portfolio.
Performance for the Portfolio is updated monthly and may be obtained at: http://pvit.pimco-funds.com.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Portfolio. The Portfolio's portfolio is managed by Chris Dialynas. Mr. Dialynas is a Managing Director of PIMCO and he has managed the Portfolio since its inception in May 2011.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account.

Tax Information

The shareholders of the Portfolio are the insurance companies offering the variable products. Please refer to the prospectus for the Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Insurance Companies and Other Financial Intermediaries

The Portfolio and/or its related companies (including PIMCO) may pay the insurance company and other intermediaries for the sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's investments as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in the Portfolio.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The value of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation- indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio's shares.

Credit Risk

The Portfolio could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Portfolio may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

The Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and may be subject to greater levels of credit and liquidity risk than portfolios that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Portfolio's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Portfolio may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in the Portfolio should be considered speculative.

Market Risk

The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Portfolio has valued the securities. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Portfolio, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Portfolio's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Portfolio could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse eco-
nomic conditions, changes in the general outlook for corpor-
ate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. The Portfolio's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

The Portfolio may invest in foreign (non-U.S.) securities, and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent the Portfolio invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent the Portfolio invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Portfolio may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently. Accordingly, to the extent the Portfolio invests in a wide range of emerging market securities (e.g., different regions or countries, asset classes, issuers, sectors or credit qualities), the Portfolio may perform differently in response to such instability than a Portfolio investing in a more limited range of emerging market securities. For example, to the extent the Portfolio focuses its investments in multiple asset classes of emerging market securities, the Portfolio may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. The Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction.

Currency Risk

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Currency risk may be particularly high to the extent that the Portfolio invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. The Portfolio also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Portfolio to liquidate portfolio positions, to satisfy its obligations or to meet segregation requirements, when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box", could theoretically be subject to unlimited losses in cases where the Portfolio, for any reason, is unable to close out the transaction. In addition, to the extent the Portfolio borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Portfolio's investment returns, resulting in greater losses.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the portfolio manager in connection with managing the Portfolio and may also adversely affect the ability of the Portfolio to achieve its investment objective.

Short Sale Risk

The Portfolio's short sales, if any, are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of the Portfolio's holdings.

Management of the Portfolio

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the "Trust"), PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2012, PIMCO had approximately $1.77 trillion in assets under management.

Management Fees

The Portfolio pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Portfolio Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee.  For the fiscal year ended December 31, 2011, the Portfolio paid monthly Management Fees to PIMCO at the annual rate of 0.90% (stated as a percentage of the average daily net assets of the Portfolio).

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Advisory Fee. The Portfolio pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended December 31, 2011, the following Portfolio paid monthly advisory fees to PIMCO at the annual rate of 0.60% (stated as a percentage of the average daily net assets of the Portfolio).

A discussion of the basis for the Board of Trustees' approval of the Portfolio's investment advisory contract is available in the Portfolio's Annual Report to shareholders for the fiscal year ended December 31, 2011.

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Supervisory and Administrative Fee. The Portfolio pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Administrative Class shareholders of the Portfolio pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolio bears other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Administrative Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Portfolio. Also, under the terms of the supervision and administration agreement, PIMCO, and not Portfolio shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended December 31, 2011, the Portfolio paid to PIMCO monthly supervisory and administrative fees at the annual rate of 0.30% for Administrative Class shares (stated as a percentage of the average daily net assets of the Portfolio).

Individual Portfolio Manager

The following individual has primary responsibility for managing the Portfolio.

Portfolio	Portfolio Manager	Since	Recent Professional Experience
PIMCO Unconstrained Bond	Chris Dialynas	5/11*	Mr. Dialynas is a Managing Director of PIMCO. He joined PIMCO in 1980 and is a senior member of PIMCO's investment strategy group.
*	Inception of the Portfolio.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager's compensation and the portfolio manager's ownership of shares of the Portfolio.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC").

Administrative Class Shares

The Trust offers investors Administrative Class shares of the Portfolio in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Administrative Class shares.

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Service Fees—Administrative Class Shares. The Trust has adopted an Administrative Services Plan (the "Administrative Plan") for the Administrative Class shares of the Portfolio. The Administrative Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act. The Administrative Plan allows the Portfolio to use its Administrative Class assets to compensate the Distributor for providing or procuring through financial intermediaries administrative, recordkeeping, and investor services relating to Administrative Class shares.

The Administrative Plan permits the Portfolio to make total payments at an annual rate of 0.15% of the Portfolio's average daily net assets attributable to its Administrative Class shares. Because these fees are paid out of the Portfolio's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

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Arrangements with Service Agents. Administrative Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than Administrative Plan fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments by PIMCO. PIMCO uses its own assets and resources, including its profits from advisory or super-
visory and administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing infor-
mation about the Trust and the Portfolio, the delivery of Trust documents, and other services. In addition, PIMCO may pay certain expenses, such as printing and mailing charges, incurred by such insurance companies in connection with their services. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.

The fees paid to insurance companies, as described in the preceding paragraph, generally will not exceed 0.25% of the total assets of the Portfolio held by the insurance company, on an annual basis, though in some cases fees may be higher. Although the payments described in the preceding paragraph are not intended to compensate the insurance companies for marketing the Portfolio, they may provide an additional incentive to insurance companies to actively promote the Portfolio and, depending on the arrangements an insurance company may have in place with other mutual funds or their sponsors at any particular time, an insurance company may have a financial incentive to promote the Portfolio (or share class of the Portfolio) over other mutual fund options (or other portfolios or share classes of the Portfolio) available under a particular Variable Contract.

From time to time, PIMCO may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Portfolio. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Portfolio. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Portfolio. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

The Statement of Additional Information contains further details about the payments made by PIMCO to insurance companies. In addition, you can ask the insurance company that sponsors the Variable Contract in which you invest for information about any payments it receives from PIMCO and any services provided for such payments.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Portfolio with such investment consultants and their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Portfolio or in other products sponsored by PIMCO and its affiliates.

Purchases and Redemptions

Purchasing Shares

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

As of the date of this prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies, and to qualified pension and retirement plans outside of the separate account context.. All purchase orders are effected at the net asset value ("NAV") next determined after a purchase order is received.

While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

The Trust and its Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. In addition, the Trust and its Distributor each reserves the right, in its sole discretion, to redeem shares, in whole or in part, when, in the judgment of management, such redemption is necessary in order to maintain qualification under the rules for variable annuities and/or variable life contracts with respect to other shareholders, to maintain qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or for any reason under terms set by the Trustees, including the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to the shareholder. The sale of shares will be suspended when trading on the New York Stock Exchange ("NYSE") is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another Portfolio of the Trust.

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

Redeeming Shares

Shares may be redeemed without charge on any day that the NAV is calculated. All redemption requests received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 pm, Eastern time), on a day the Trust is open for business, are effective on that day. Redemption requests received after that time become effective on the next business day. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. Payment for shares redeemed normally will be made within seven days.

Redemptions of the Portfolio's shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Frequent or Excessive Purchases, Exchanges and Redemptions

The Trust encourages shareholders to invest in the Portfolio as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as "market timing," and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio.

Certain of the Portfolio's investment strategies may make the Portfolio more susceptible to market timing activities. For example, since the Portfolio may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's non-U.S. portfolio securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Portfolio and its shareholders. Such activities may have a detrimental effect on the Portfolio and its shareholders. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio's investments, increase transaction costs and taxes, and may harm the performance of the Portfolio and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Portfolio's holdings, and the time when that change is reflected in the NAV of the Portfolio's shares, the Portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Portfolio's securities. See "How Portfolio Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or PIMCO, the transaction may adversely affect the interests of the Portfolio or its shareholders. Notice of any such restrictions, if any, will vary according to the particular circumstances. When PIMCO notices a pattern of trading that may be indicative of excessive or abusive trading by Variable Contract Owners, the Trust and/or PIMCO will seek the cooperation of insurance companies in attempting to determine whether the activity is the result of trading by one or more related Variable Contract Owners. In the event that the insurance company informs PIMCO that the trading activity is the result of excessive or abusive trading by Variable Contract Owners, PIMCO will request that the insurance company take appropriate action to ensure that the excessive or abusive trading ceases. If the trading pattern continues, PIMCO will request that the insurance company restrict purchases of or exchanges into the Portfolio by the Variable Contract Owner identified as having engaged in excessive or abusive trading. There can be no assurances that an insurance company will comply with PIMCO's request. The Trust and PIMCO will also cooperate with efforts by insurance companies to limit excessive exchanges in their products.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, insurance company separate accounts, in which purchases and sales of Portfolio shares by Variable Contract Owners are aggregated for presentation to the Portfolio on a net basis, conceal the identity of the individual Variable Contract Owners from the Portfolio. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Portfolio.

How Portfolio Shares Are Priced

The NAV of the Portfolio's Administrative Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign securities that do not trade when the NYSE is open are also valued at fair value. The Portfolio may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when you are unable to buy or sell shares.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The price used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Frequent or Excessive Purchases, Exchanges and Redemptions."

Tax Consequences

The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of Variable Contracts. See "Taxation" in the Portfolio's Statement of Additional Information for more information on taxes.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolio.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolio described under "Portfolio Summary" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the portfolio manager. The investments made by the Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Investment Selection

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Portfolio may, to the extent permitted under the 1940 Act, or exemptive relief therefrom, invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, the Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than the Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Portfolio's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Portfolio may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by the Portfolio may subject the Portfolio to interest rate risk, market risk and credit risk.

In addition, while a secondary market exists for pre-refunded municipal bonds, if the Portfolio sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Portfolio may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which the Portfolio purchases a RIB from a trust, and the underlying municipal bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Portfolio's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Portfolio where the Portfolio did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Portfolio may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Portfolio may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The Portfolio may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. While floaters provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, the Portfolio may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The Portfolio may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

The Portfolio may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities, such as common stock, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

The Portfolio may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. The Portfolio's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for a Portfolio that invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign (non-U.S.) economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Portfolio also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The Portfolio may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

The Portfolio may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

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Foreign Currency Transactions. The Portfolio may invest in securities denominated in foreign (non-U.S.) currencies, engage in foreign (non-U.S.) currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell a foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Portfolio has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered a form of borrowing for some purposes. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

The Portfolio may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio's total assets, less all liabilities and indebtedness not represented by senior securities. The Portfolio may also borrow money for temporary adminis-
trative purposes in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). The Portfolio may invest some or all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Portfolio's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, the Portfolio may seek to achieve its investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Portfolio are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Exchange-Traded Notes (ETNs)

The Portfolio may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Portfolio's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated or "earmarked" to cover these positions. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security's price appreciates in value such that the security's price is above the agreed upon price on the settlement date.

Investment in Other Investment Companies

The Portfolio may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The Portfolio may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, the Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.

Short Sales

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. When making a short sale (other than a "short sale against the box"), the Portfolio must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Portfolio may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Portfolio may pay lending fees to a party arranging the loan. Cash collateral received by the Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Portfolio bears the risk of such investments.

Portfolio Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, the Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Portfolio's portfolio) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs associated with portfolio turnover may adversely affect the Portfolio's performance. Please see "Financial Highlights" in this prospectus for the portfolio turnover rates of the Portfolio.

Temporary Defensive Positions

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objective and Policies

The investment objective of the Portfolio is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolio may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. The Portfolio has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolio to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolio.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the last five fiscal years or, if shorter, the period since the Portfolio or class commenced operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Administrative Class shares of the Portfolio (assuming reinvestment of all dividends and distributions). The performance does not reflect Variable Contract fees or expenses. This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent registered public accounting firm. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Period Ended:	05/02/2011 - 12/31/2011
Administrative Class
Net asset value beginning of period	$10.00
Net investment income(a)	0.15
Net realized/unrealized (loss)	(0.26)
Total (loss) from investment operations	(0.11)
Dividends from net investment income	(0.08)
Total distributions	(0.08)
Net asset value end of period	$9.81
Total return	(1.05)%
Net assets end of period (000s)	$160,254
Ratio of expenses to average net assets	1.05	%*
Ratio of expenses to average net assets excluding waivers	1.10	%*
Ratio of expenses to average net assets excluding interest expense	1.05	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.10	%*
Ratio of net investment income to average net assets	2.35	%*
Portfolio turnover rate	302	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the period.

Appendix A
Description of Securities Ratings

The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Portfolio's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

■

Nature of and provisions of the obligation;

■

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating as-signed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings,with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

g: The letter 'g' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

q: A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the 'B' rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

Investment Company Act File Number: 811-08399	PVIT2008F_043012

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, or request other information about the Portfolio by calling the Trust at 1-800-927-4648, by visiting http://pvit.pimco-funds.com or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov. You can also visit our web site at http://pvit.pimco-funds.com for additional information about the Portfolio, including the SAI and the annual and semi-annual reports which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-08399	PVIT2008F_043012

Share Class: Advisor Class	April 30, 2012
PIMCO Variable Insurance Trust Prospectus

ABSOLUTE RETURN BOND PORTFOLIO

PIMCO Unconstrained Bond Portfolio

This prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be read in conjunction with the prospectus of any contract or policy. Both prospectuses should be read carefully and retained for future reference. As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Portfolio Summary

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Portfolio

Advisor Class Shares

Purchases and Redemptions

How Portfolio Shares are Priced

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO Unconstrained Bond Portfolio

Investment Objective

The Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Advisor Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment): None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Advisor Class
Management Fee	0.90%
Distribution and/or Service (12b-1) Fees	0.25%
Total Annual Portfolio Operating Expenses	1.15%

Example. The Example is intended to help you compare the cost of investing in Advisor Class shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did.

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$117	$365	$633	$1,398

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example tables, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 302% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Portfolio will not be constrained by management against an index. The average portfolio duration of this Portfolio will normally vary from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Portfolio may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 40% of its total assets in securities rated below Baa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Portfolio may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Portfolio may also invest up to 10% of its total assets in preferred stocks.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio's prospectus or Statement of Additional Information. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated se-
curities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Port-
folio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management perfor-
mance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and the risk that the value of the mortgage or asset underlying such an investment will fall

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and national-
ization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of
U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward com-
mitment transactions, or derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques
and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio

Please see "Description of Principal Risks" in the Portfolio's prospec-
tus for a more detailed description of the risks of investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Portfolio does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Portfolio. Performance for the Portfolio is updated monthly and may be obtained at: http://pvit.pimco-funds.com.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Portfolio. The Portfolio's portfolio is managed by Chris Dialynas. Mr. Dialynas is a Managing Director of PIMCO and he has managed the Portfolio since its inception in May 2011.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account.

Tax Information

The shareholders of the Portfolio are the insurance companies offering the variable products. Please refer to the prospectus for the Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Insurance Companies and Other Financial Intermediaries

The Portfolio and/or its related companies (including PIMCO) may pay the insurance company and other intermediaries for the sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's investments as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under "Characteristics and Risks of Securities and Investment Techniques" appear in bold type. That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in the Portfolio.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The value of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation- indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio's shares.

Credit Risk

The Portfolio could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Portfolio may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

The Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and may be subject to greater levels of credit and liquidity risk than portfolios that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Portfolio's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Portfolio may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in the Portfolio should be considered speculative.

Market Risk

The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Portfolio has valued the securities. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Portfolio, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Portfolio's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Portfolio could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse eco-
nomic conditions, changes in the general outlook for corpor-
ate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. The Portfolio's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

The Portfolio may invest in foreign (non-U.S.) securities, and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent the Portfolio invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent the Portfolio invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Portfolio may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently. Accordingly, to the extent the Portfolio invests in a wide range of emerging market securities (e.g., different regions or countries, asset classes, issuers, sectors or credit qualities), the Portfolio may perform differently in response to such instability than a Portfolio investing in a more limited range of emerging market securities. For example, to the extent the Portfolio focuses its investments in multiple asset classes of emerging market securities, the Portfolio may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. The Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction.

Currency Risk

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Currency risk may be particularly high to the extent that the Portfolio invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. The Portfolio also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Portfolio to liquidate portfolio positions, to satisfy its obligations or to meet segregation requirements, when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box", could theoretically be subject to unlimited losses in cases where the Portfolio, for any reason, is unable to close out the transaction. In addition, to the extent the Portfolio borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Portfolio's investment returns, resulting in greater losses.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the portfolio manager in connection with managing the Portfolio and may also adversely affect the ability of the Portfolio to achieve its investment objective.

Short Sale Risk

The Portfolio's short sales, if any, are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of the Portfolio's holdings.

Management of the Portfolio

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the "Trust"), PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2012, PIMCO had approximately $1.77 trillion in assets under management.

Management Fees

The Portfolio pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Portfolio Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee.  For the fiscal year ended December 31, 2011, the Portfolio paid monthly Management Fees to PIMCO at the annual rate of 0.90% (stated as a percentage of the average daily net assets of the Portfolio).

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Advisory Fee. The Portfolio pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended December 31, 2011, the following Portfolio paid monthly advisory fees to PIMCO at the annual rate of 0.60% (stated as a percentage of the average daily net assets of the Portfolio).

A discussion of the basis for the Board of Trustees' approval of the Portfolio's investment advisory contract is available in the Portfolio's Annual Report to shareholders for the fiscal year ended December 31, 2011.

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Supervisory and Administrative Fee. The Portfolio pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Advisor Class shareholders of the Portfolio pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolio bears other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Advisor Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Portfolio. Also, under the terms of the supervision and administration agreement, PIMCO, and not Portfolio shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended December 31, 2011, the Portfolio paid to PIMCO monthly supervisory and administrative fees at the annual rate of 0.30% for Advisor Class shares (stated as a percentage of the average daily net assets of the Portfolio).

Individual Portfolio Manager

The following individual has primary responsibility for managing the Portfolio.

Portfolio	Portfolio Manager	Since	Recent Professional Experience
PIMCO Unconstrained Bond	Chris Dialynas	5/11*	Mr. Dialynas is a Managing Director of PIMCO. He joined PIMCO in 1980 and is a senior member of PIMCO's investment strategy group.
*	Inception of the Portfolio.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager's compensation and the portfolio manager's ownership of shares of the Portfolio.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC").

Advisor Class Shares

The Trust offers investors Advisor Class shares of the Portfolio in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Advisor Class shares.

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Distribution and/or Service (12b-1) Fees – Advisor Class Shares. The Trust has adopted a Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the "Distribution and Servicing Plan"). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the 1940 Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries certain services in connection with the distribution and marketing of Advisor Class shares and/or certain shareholder services to Advisor Class shareholders.

The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to its Advisor Class shares. Payments are accrued daily and paid periodically. Because these fees are paid out of the Portfolio's Advisor Class assets on an ongoing basis, over time they will increase the cost of an investment in Advisor Class shares, and Distribution and Servicing Plan fees may cost an investor more than other types of sales charges.

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Arrangements with Service Agents. Advisor Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than Distribution and Servicing Plan fees paid with respect to Advisor Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments by PIMCO. PIMCO uses its own assets and resources, including its profits from advisory or super-
visory and administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing infor-
mation about the Trust and the Portfolio, the delivery of Trust documents, and other services. In addition, PIMCO may pay certain expenses, such as printing and mailing charges, incurred by such insurance companies in connection with their services. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.

The fees paid to insurance companies, as described in the preceding paragraph, generally will not exceed 0.25% of the total assets of the Portfolio held by the insurance company, on an annual basis, though in some cases fees may be higher. Although the payments described in the preceding paragraph are not intended to compensate the insurance companies for marketing the Portfolio, they may provide an additional incentive to insurance companies to actively promote the Portfolio and, depending on the arrangements an insurance company may have in place with other mutual funds or their sponsors at any particular time, an insurance company may have a financial incentive to promote the Portfolio (or share class of the Portfolio) over other mutual fund options (or other portfolios or share classes of the Portfolio) available under a particular Variable Contract.

From time to time, PIMCO may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Portfolio. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Portfolio. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Portfolio. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

The Statement of Additional Information contains further details about the payments made by PIMCO to insurance companies. In addition, you can ask the insurance company that sponsors the Variable Contract in which you invest for information about any payments it receives from PIMCO and any services provided for such payments.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Portfolio with such investment consultants and their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Portfolio or in other products sponsored by PIMCO and its affiliates.

Purchases and Redemptions

Purchasing Shares

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

As of the date of this prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies. All purchase orders are effected at the net asset value ("NAV") next determined after a purchase order is received.

While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

The Trust and its Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. In addition, the Trust and its Distributor each reserves the right, in its sole discretion, to redeem shares, in whole or in part, when, in the judgment of management, such redemption is necessary in order to maintain qualification under the rules for variable annuities and/or variable life contracts with respect to other shareholders, to maintain qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or for any reason under terms set by the Trustees, including the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to the shareholder. The sale of shares will be suspended when trading on the New York Stock Exchange ("NYSE") is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

Redeeming Shares

Shares may be redeemed without charge on any day that the NAV is calculated. All redemption requests received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 pm, Eastern time), on a day the Trust is open for business, are effective on that day. Redemption requests received after that time become effective on the next business day. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. Payment for shares redeemed normally will be made within seven days.

Redemptions of the Portfolio's shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Frequent or Excessive Purchases, Exchanges and Redemptions

The Trust encourages shareholders to invest in the Portfolio as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as "market timing," and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio.

Certain of the Portfolio's investment strategies may make the Portfolio more susceptible to market timing activities. For example, since the Portfolio may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's non-U.S. portfolio securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Portfolio and its shareholders. Such activities may have a detrimental effect on the Portfolio and its shareholders. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio's investments, increase transaction costs and taxes, and may harm the performance of the Portfolio and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Portfolio's holdings, and the time when that change is reflected in the NAV of the Portfolio's shares, the Portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Portfolio's securities. See "How Portfolio Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or PIMCO, the transaction may adversely affect the interests of the Portfolio or its shareholders. Notice of any such restrictions, if any, will vary according to the particular circumstances. When PIMCO notices a pattern of trading that may be indicative of excessive or abusive trading by Variable Contract Owners, the Trust and/or PIMCO will seek the cooperation of insurance companies in attempting to determine whether the activity is the result of trading by one or more related Variable Contract Owners. In the event that the insurance company informs PIMCO that the trading activity is the result of excessive or abusive trading by Variable Contract Owners, PIMCO will request that the insurance company take appropriate action to ensure that the excessive or abusive trading ceases. If the trading pattern continues, PIMCO will request that the insurance company restrict purchases of or exchanges into the Portfolio by the Variable Contract Owner identified as having engaged in excessive or abusive trading. There can be no assurances that an insurance company will comply with PIMCO's request. The Trust and PIMCO will also cooperate with efforts by insurance companies to limit excessive exchanges in their products.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, insurance company separate accounts, in which purchases and sales of Portfolio shares by Variable Contract Owners are aggregated for presentation to the Portfolio on a net basis, conceal the identity of the individual Variable Contract Owners from the Portfolio. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Portfolio.

How Portfolio Shares Are Priced

The NAV of the Portfolio's Advisor Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) securities that do not trade when the NYSE is open are also valued at fair value. The Portfolio may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when you are unable to buy or sell shares.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The price used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Frequent or Excessive Purchases, Exchanges  and Redemptions."

Tax Consequences

The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of Variable Contracts. See "Taxation" in the Portfolio's Statement of Additional Information for more information on taxes.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolio.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" and "Description of Principal Risks" above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. The investments made by the Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Investment Selection

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Portfolio may, to the extent permitted under the 1940 Act, or exemptive relief therefrom, invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, the Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than the Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises.  The U.S. Goverment does not guarantee the NAV of the Portfolio's shares. U.S. Government Securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities have the lowest credit risk. Still other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Portfolio may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). While still tax-exempt, pre-refunded municipal bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by the Portfolio may subject the Portfolio to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if the Portfolio sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Portfolio may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a municipal bond in a trust. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which the Portfolio purchases a RIB from a trust, and the underlying municipal bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Portfolio's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Portfolio where the Portfolio did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Portfolio may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Portfolio may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The Portfolio may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, the Portfolio may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The Portfolio may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

The Portfolio may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities, such as common stock, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

The Portfolio may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. The Portfolio's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for a Portfolio that invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign (non-U.S.) economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Portfolio also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The Portfolio may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

The Portfolio may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

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Foreign Currency Transactions. The Portfolio may invest in securities denominated in foreign (non-U.S.) currencies, may engage in foreign (non-U.S.) currency transactions on a spot (cash) basis, may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Portfolio has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered a form of borrowing for some purposes. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

The Portfolio may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio's total assets, less all liabilities and indebtedness not represented by senior securities. The Portfolio may also borrow money for temporary adminis-
trative purposes in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). The Portfolio may invest some or all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Portfolio's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, the Portfolio may seek to achieve its investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Portfolio are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Exchange-Traded Notes (ETNs)

The Portfolio may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Portfolio's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated or "earmarked" to cover these positions. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security's price appreciates in value such that the security's price is above the agreed upon price on the settlement date.

Investment in Other Investment Companies

The Portfolio may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The Portfolio may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, the Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.

Short Sales

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. When making a short sale (other than a "short sale against the box"), the Portfolio must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Portfolio may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Portfolio may pay lending fees to a party arranging the loan. Cash collateral received by the Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Portfolio bears the risk of such investments.

Portfolio Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, the Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Portfolio's portfolio) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs associated with portfolio turnover may adversely affect the Portfolio's performance. Please see "Financial Highlights" in this prospectus for the portfolio turnover rates of the Portfolio.

Temporary Defensive Positions

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objectives and Policies

The investment objective of the Portfolio is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolio may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. The Portfolio has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolio to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolio.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the last five fiscal years or, if shorter, the period since the Portfolio or class commenced operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Advisor Class shares of the Portfolio (assuming reinvestment of all dividends and distributions). The performance does not reflect Variable Contract fees or expenses. This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent registered public accounting firm. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Period Ended:	05/02/2011 - 12/31/2011
Administrative Class
Net asset value beginning of period	$10.00
Net investment income(a)	0.15
Net realized/unrealized (loss)	(0.26)
Total (loss) from investment operations	(0.11)
Dividends from net investment income	(0.08)
Total distributions	(0.08)
Net asset value end of period	$9.81
Total return	(1.05)%
Net assets end of period (000s)	$160,254
Ratio of expenses to average net assets	1.05	%*
Ratio of expenses to average net assets excluding waivers	1.10	%*
Ratio of expenses to average net assets excluding interest expense	1.05	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.10	%*
Ratio of net investment income to average net assets	2.35	%*
Portfolio turnover rate	302	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the period.

Appendix A
Description of Securities Ratings

The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Portfolio's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

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Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

■

Nature of and provisions of the obligation;

■

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating as-signed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings,with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

■

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

■

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

■

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

■

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

■

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

■

A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

g: The letter 'g' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

q: A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the 'B' rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, or request other information about the Portfolio by calling the Trust at 1-800-927-4648, by visiting http://pvit.pimco-funds.com or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov. You can also visit our web site at http://pvit.pimco-funds.com for additional information about the Portfolio, including the SAI and the annual and semi-annual reports which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-08399	PVIT2009S_043012

Share Class: Institutional Class	April 30, 2012
PIMCO Variable Insurance Trust Prospectus

ABSOLUTE RETURN BOND PORTFOLIO

PIMCO Unconstrained Bond Portfolio

This prospectus is intended for use in connection with variable annuity contracts and variable life insurance policies issued by insurance companies. This prospectus should be read in conjunction with the prospectus of any contract or policy. Both prospectuses should be read carefully and retained for future reference. As with other mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Portfolio Summary

Description of Principal Risks

Disclosure of Portfolio Holdings

Management of the Portfolio

Institutional Class Shares

Purchases and Redemptions

How Portfolio Shares are Priced

Tax Consequences

Characteristics and Risks of Securities and Investment Techniques

Financial Highlights

Appendix A - Description of Securities Ratings

PIMCO Unconstrained Bond Portfolio

Investment Objective

The Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses.

Shareholder Fees (fees paid directly from your investment): None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Institutional Class
Management Fee	0.90%
Total Annual Portfolio Operating Expenses	0.90%

Example. The Example is intended to help you compare the cost of investing in Institutional Class shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example does not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be higher if it did.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$92	$287	$498	$1,108

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Example tables, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 302% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Portfolio will not be constrained by management against an index. The average portfolio duration of this Portfolio will normally vary from (negative) 3 years to positive 8 years based on PIMCO's forecast for interest rates. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates.

The Portfolio may invest in both investment-grade securities and high yield securities ("junk bonds") subject to a maximum of 40% of its total assets in securities rated below Baa by Moody's Investors Service, Inc. ("Moody's"), or equivalently rated by Standard & Poor's Rating Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Portfolio may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Portfolio may invest up to 10% of its total assets in preferred stocks.

The Portfolio may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Portfolio's prospectus or Statement of Additional Information. The Portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks

It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated se-
curities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Port-
folio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management perfor-
mance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested

Equity Risk: the risk that the value of equity or equity-related securities may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity or equity-related securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and the risk that the value of the mortgage or asset underlying such an investment will fall

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and national-
ization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of
U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar and affect the Portfolio's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward com-
mitment transactions, or derivative instruments, may give rise to leverage, causing the Portfolio to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques
and risk analyses applied by PIMCO will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio

Please see "Description of Principal Risks" in the Portfolio's prospec-
tus for a more detailed description of the risks of investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Portfolio does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Portfolio.  Performance for the Portfolio is updated monthly and may be obtained at: http://pvit.pimco-funds.com.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Portfolio. The Portfolio's portfolio is managed by Chris Dialynas. Mr. Dialynas is a Managing Director of PIMCO and he has managed the Portfolio since its inception in May 2011.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio currently are sold to segregated asset accounts ("Separate Accounts") of insurance companies that fund variable annuity contracts and variable life insurance policies ("Variable Contracts"). Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account.

Tax Information

The shareholders of the Portfolio are the insurance companies offering the variable products. Please refer to the prospectus for the Separate Account and the Variable Contract for information regarding the federal income tax treatment of distributions to the Separate Account.

Payments to Insurance Companies and Other Financial Intermediaries

The Portfolio and/or its related companies (including PIMCO) may pay the insurance company and other intermediaries for the sale of the Portfolio and/or other services. These payments may create a conflict of interest by influencing the insurance company or intermediary and your salesperson to recommend a Variable Contract and the Portfolio over another investment. Ask your insurance company or salesperson or visit your financial intermediary's Web site for more information.

Description of Principal Risks

The value of your investment in the Portfolio changes with the values of the Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Portfolio's investments as a whole are called "principal risks." The principal risks of the Portfolio are identified in the Portfolio Summary and are described in this section. The Portfolio may be subject to additional risks other than those described below because the types of investments made by the Portfolio can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under "Characteristics and Risks of Securities and Investment Techniques." That section and "Investment Objectives and Policies" in the Statement of Additional Information also include more information about the Portfolio, its investments and the related risks. There is no guarantee that the Portfolio will be able to achieve its investment objective. It is possible to lose money by investing in the Portfolio.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities and other instruments held by the Portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The value of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities ("TIPS"), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation- indexed bonds may experience greater losses than other fixed income securities with similar durations.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Portfolio holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Portfolio's shares.

Credit Risk

The Portfolio could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of the credit of a security held by the Portfolio may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

High Yield Risk

The Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") and may be subject to greater levels of credit and liquidity risk than portfolios that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high yield securities and reduce the Portfolio's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Portfolio may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in the Portfolio should be considered speculative.

Market Risk

The market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk

Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Portfolio has valued the securities. The Portfolio's investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Portfolio, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Portfolio's principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Portfolio will tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Portfolio may use are referenced under "Characteristics and Risks of Securities and Investment Techniques—Derivatives" in this prospectus and described in more detail under "Investment Objectives and Policies" in the Statement of Additional Information. The Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Portfolio could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Equity Risk

Equity securities represent an ownership interest, or the right to acquire an ownership interest in an issuer. Equity securities also include, among other things, preferred stocks, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse eco-
nomic conditions, changes in the general outlook for corpor-
ate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Portfolio holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio may have to reinvest that money at the lower prevailing interest rates. The Portfolio's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Foreign (Non-U.S.) Investment Risk

The Portfolio may invest in foreign (non-U.S.) securities, and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign (non-U.S.) securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk

Foreign (non-U.S.) investment risk may be particularly high to the extent the Portfolio invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent the Portfolio invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Portfolio may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently. Accordingly, to the extent the Portfolio invests in a wide range of emerging market securities (e.g., different regions or countries, asset classes, issuers, sectors or credit qualities), the Portfolio may perform differently in response to such instability than a Portfolio investing in a more limited range of emerging market securities. For example, to the extent the Portfolio focuses its investments in multiple asset classes of emerging market securities, the Portfolio may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. The Portfolio may not know the identity of trading counterparties, which may increase the possibility of the Portfolio not receiving payment or delivery of securities in a transaction.

Currency Risk

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio's investments in foreign currency-denominated securities may reduce the returns of the Portfolio.

Currency risk may be particularly high to the extent that the Portfolio invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Leveraging Risk

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, PIMCO will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. The Portfolio also may be exposed to leveraging risk by borrowing money for investment purposes. Leveraging may cause the Portfolio to liquidate portfolio positions, to satisfy its obligations or to meet segregation requirements, when it may not be advantageous to do so. Leveraging, including borrowing, may cause the Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio's portfolio securities. Certain types of leveraging transactions, such as short sales that are not "against the box", could theoretically be subject to unlimited losses in cases where the Portfolio, for any reason, is unable to close out the transaction. In addition, to the extent the Portfolio borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Portfolio's investment returns, resulting in greater losses.

Management Risk

The Portfolio is subject to management risk because it is an actively managed investment portfolio. PIMCO and the portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Portfolio, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the portfolio manager in connection with managing the Portfolio and may also adversely affect the ability of the Portfolio to achieve its investment objective.

Short Sale Risk

The Portfolio's short sales, if any, are subject to special risks. A short sale involves the sale by the Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Portfolio may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

Disclosure of Portfolio Holdings

Please see "Disclosure of Portfolio Holdings" in the Statement of Additional Information for information about the availability of the complete schedule of the Portfolio's holdings.

Management of the Portfolio

Investment Adviser and Administrator

PIMCO serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Portfolio. Subject to the supervision of the Board of Trustees of PIMCO Variable Insurance Trust (the "Trust"), PIMCO is responsible for managing the investment activities of the Portfolio and the Portfolio's business affairs and other administrative matters.

PIMCO is located at 840 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2012, PIMCO had approximately $1.77 trillion in assets under management.

Management Fees

The Portfolio pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Portfolio Operating Expenses table reflect both an advisory fee and a supervisory and administrative fee.  For the fiscal year ended December 31, 2011, the Portfolio paid monthly Management Fees to PIMCO at the annual rate of 0.90% (stated as a percentage of the average daily net assets of the Portfolio).

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Advisory Fee. The Portfolio pays PIMCO fees in return for providing investment advisory services. For the fiscal year ended December 31, 2011, the following Portfolio paid monthly advisory fees to PIMCO at the annual rate of 0.60% (stated as a percentage of the average daily net assets of the Portfolio).

A discussion of the basis for the Board of Trustees' approval of the Portfolio's investment advisory contract is available in the Portfolio's Annual Report to shareholders for the fiscal year ended December 31, 2011.

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Supervisory and Administrative Fee. The Portfolio pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Institutional Class shareholders of the Portfolio pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Portfolio's assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Portfolio bears other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the Institutional Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust's Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Portfolio. Also, under the terms of the supervision and administration agreement, PIMCO, and not Portfolio shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.

For the fiscal year ended December 31, 2011, the Portfolio paid to PIMCO monthly supervisory and administrative fees at the annual rate of 0.30% for Institutional Class shares (stated as a percentage of the average daily net assets of the Portfolio).

Individual Portfolio Manager

The following individual has primary responsibility for managing the Portfolio.

Portfolio	Portfolio Manager	Since	Recent Professional Experience
PIMCO Unconstrained Bond	Chris Dialynas	5/11*	Mr. Dialynas is a Managing Director of PIMCO. He joined PIMCO in 1980 and is a senior member of PIMCO's investment strategy group.
*	Inception of the Portfolio.

Please see the Statement of Additional Information for additional information about other accounts managed by the portfolio manager, the portfolio manager's compensation and the portfolio manager's ownership of shares of the Portfolio.

Distributor

The Trust's Distributor is PIMCO Investments LLC (the "Distributor"). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission ("SEC").

Institutional Class Shares

The Trust offers investors Institutional Class shares of the Portfolio in this prospectus. The Trust does not charge any sales charges (loads) or other fees in connection with purchases or sales (redemptions) of Institutional Class shares.

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Arrangements with Service Agents. Institutional Class shares of the Portfolio may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Portfolio shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases and sales of Portfolio shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

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Payments by PIMCO. PIMCO uses its own assets and resources, including its profits from advisory or super-
visory and administrative fees paid by the Portfolio, to pay insurance companies for services rendered to current and prospective owners of Variable Contracts, including the provision of support services such as providing infor-
mation about the Trust and the Portfolio, the delivery of Trust documents, and other services. In addition, PIMCO may pay certain expenses, such as printing and mailing charges, incurred by such insurance companies in connection with their services. Any such payments are made by PIMCO, and not by the Trust, and PIMCO does not receive any separate fees for such expenses.

The fees paid to insurance companies, as described in the preceding paragraph, generally will not exceed 0.25% of the total assets of the Portfolio held by the insurance company, on an annual basis, though in some cases fees may be higher. Although the payments described in the preceding paragraph are not intended to compensate the insurance companies for marketing the Portfolio, they may provide an additional incentive to insurance companies to actively promote the Portfolio and, depending on the arrangements an insurance company may have in place with other mutual funds or their sponsors at any particular time, an insurance company may have a financial incentive to promote the Portfolio (or share class of the Portfolio) over other mutual fund options (or other portfolios or share classes of the Portfolio) available under a particular Variable Contract.

From time to time, PIMCO may pay or reimburse insurance companies, broker-dealers, banks, recordkeepers or other financial institutions for PIMCO's attendance at investment forums sponsored by such firms, or PIMCO may co-sponsor such investment forums with such financial institutions. Payments and reimbursements for such activities are made out of PIMCO's own assets and at no cost to the Portfolio. These payments and reimbursements may be made from profits received by PIMCO from advisory fees and supervisory and administrative fees paid to PIMCO by the Portfolio. Such activities by PIMCO may provide incentives to financial institutions to sell shares of the Portfolio. Additionally, these activities may give PIMCO additional access to sales representatives of such financial institutions, which may increase sales of Portfolio shares.

The Statement of Additional Information contains further details about the payments made by PIMCO to insurance companies. In addition, you can ask the insurance company that sponsors the Variable Contract in which you invest for information about any payments it receives from PIMCO and any services provided for such payments.

From time to time, PIMCO or its affiliates may pay investment consultants or their parent or affiliated companies for certain services including technology, operations, tax, or audit consulting services, and may pay such firms for PIMCO's attendance at investment forums sponsored by such firms or for various studies, surveys, or access to databases. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to investment consultants and their affiliates and may execute brokerage transactions on behalf of the Portfolio with such investment consultants and their affiliates. These consultants or their affiliates may, in the ordinary course of their investment consultant business, recommend that their clients utilize PIMCO's investment advisory services or invest in the Portfolio or in other products sponsored by PIMCO and its affiliates.

Purchases and Redemptions

Purchasing Shares

Investors do not deal directly with the Portfolio to purchase and redeem shares. Please refer to the prospectus for the Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the Separate Account that invest in the Portfolio.

As of the date of this prospectus, shares of the Portfolio are offered for purchase by Separate Accounts to serve as an investment medium for Variable Contracts issued by life insurance companies. All purchase orders are effected at the net asset value ("NAV") next determined after a purchase order is received.

While the Portfolio currently does not foresee any disadvantages to Variable Contract Owners if the Portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies, due to differences in tax treatment or other considerations, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Portfolio serves as an investment medium might at some time be in conflict. However, the Trust's Board of Trustees and each insurance company with a separate account allocating assets to the Portfolio are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio, which might force the Portfolio to sell securities at disadvantageous prices.

The Trust and its Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. In addition, the Trust and its Distributor each reserves the right, in its sole discretion, to redeem shares, in whole or in part, when, in the judgment of management, such redemption is necessary in order to maintain qualification under the rules for variable annuities and/or variable life contracts with respect to other shareholders, to maintain qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, or for any reason under terms set by the Trustees, including the failure of a shareholder to supply a personal identification number if required to do so, or to have the minimum investment required, or to pay when due for the purchase of shares issued to the shareholder. The sale of shares will be suspended when trading on the New York Stock Exchange ("NYSE") is restricted or during an emergency which makes it impracticable for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. In the event that the Portfolio ceases offering its shares, any investments allocated to the Portfolio will, subject to any necessary regulatory approvals, be invested in another portfolio of the Trust.

The Trust generally does not offer or sell its shares outside of the United States, except to certain investors in approved jurisdictions and in conformity with local legal requirements.

Redeeming Shares

Shares may be redeemed without charge on any day that the NAV is calculated. All redemption requests received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 pm, Eastern time), on a day the Trust is open for business, are effective on that day. Redemption requests received after that time become effective on the next business day. Redemption requests for Portfolio shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. Payment for shares redeemed normally will be made within seven days.

Redemptions of the Portfolio's shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impractical for the Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemption or postpone payment for more than seven days, as permitted by law. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay redemption proceeds in whole or in part by a distribution in kind of securities held by the Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. If shares are redeemed in kind, however, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Frequent or Excessive Purchases, Exchanges and Redemptions

The Trust encourages shareholders to invest in the Portfolio as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as "market timing," and other abusive trading practices. However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio.

Certain of the Portfolio's investment strategies may make the Portfolio more susceptible to market timing activities. For example, since the Portfolio may invest in non-U.S. securities, it may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Portfolio's non-U.S. portfolio securities and the determination of the Portfolio's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Portfolio shares at a price that does not reflect their true value. A similar risk exists for the Portfolio's potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.

To discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Portfolio and its shareholders. Such activities may have a detrimental effect on the Portfolio and its shareholders. For example, depending upon various factors such as the size of the Portfolio and the amount of its assets maintained in cash, short-term or excessive trading by Portfolio shareholders may interfere with the efficient management of the Portfolio's investments, increase transaction costs and taxes, and may harm the performance of the Portfolio and its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Portfolio's holdings, and the time when that change is reflected in the NAV of the Portfolio's shares, the Portfolio is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as "stale price arbitrage," by the appropriate use of "fair value" pricing of the Portfolio's securities. See "How Portfolio Shares Are Priced" below for more information.

Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transactions if, in the judgment of the Trust or PIMCO, the transaction may adversely affect the interests of the Portfolio or its shareholders. Notice of any such restrictions, if any, will vary according to the particular circumstances. When PIMCO notices a pattern of trading that may be indicative of excessive or abusive trading by Variable Contract Owners, the Trust and/or PIMCO will seek the cooperation of insurance companies in attempting to determine whether the activity is the result of trading by one or more related Variable Contract Owners. In the event that the insurance company informs PIMCO that the trading activity is the result of excessive or abusive trading by Variable Contract Owners, PIMCO will request that the insurance company take appropriate action to ensure that the excessive or abusive trading ceases. If the trading pattern continues, PIMCO will request that the insurance company restrict purchases of or exchanges into the Portfolio by the Variable Contract Owner identified as having engaged in excessive or abusive trading. There can be no assurances that an insurance company will comply with PIMCO's request. The Trust and PIMCO will also cooperate with efforts by insurance companies to limit excessive exchanges in their products.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, insurance company separate accounts, in which purchases and sales of Portfolio shares by Variable Contract Owners are aggregated for presentation to the Portfolio on a net basis, conceal the identity of the individual Variable Contract Owners from the Portfolio. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Portfolio.

How Portfolio Shares Are Priced

The NAV of the Portfolio's Institutional Class shares is determined by dividing the total value of the Portfolio's investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

Portfolio shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the NYSE is open. Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the managers to be the primary exchange. A foreign equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign fixed income securities and non-exchange traded derivatives are normally valued on the basis of quotes obtained from brokers and dealers or pricing services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. With respect to any portion of the Portfolio's assets that are invested in one or more open-end management investment companies, the Portfolio's NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) security's value has materially changed after the close of the security's primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign securities that do not trade when the NYSE is open are also valued at fair value. The Portfolio may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when you are unable to buy or sell shares.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at its direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the valuation methods. For instance, certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Portfolio's securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Portfolio uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security. While the Trust's policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The price used by the Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter "stale price arbitrage" as discussed above under "Frequent or Excessive Purchases, Exchanges and Redemptions."

Tax Consequences

The Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, the Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders.

The Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, the Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or any agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If the Portfolio fails to meet the diversification requirement under Section 817(h), income with respect to Variable Contracts invested in the Portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the Variable Contracts and income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue. Please refer to the prospectus for the Separate Account and Variable Contract for information regarding the federal income tax treatment of Variable Contracts. See "Taxation" in the Portfolio's Statement of Additional Information for more information on taxes.

This "Tax Consequences" section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Portfolio dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Portfolio.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Portfolio described under the "Portfolio Summary" and "Description of Principal Risks." It also describes characteristics and risks of additional securities and investment techniques that may be used by the Portfolio from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Portfolio. As with any mutual fund, investors in the Portfolio rely on the professional investment judgment and skill of PIMCO and the individual portfolio manager. The investments made by the Portfolio at any given time are not expected to be the same as those made by other mutual funds for which PIMCO acts as investment adviser, including mutual funds with investment objectives and strategies similar to those of the Portfolio. Accordingly, the performance of the Portfolio can be expected to vary from that of the other mutual funds. Please see "Investment Objectives and Policies" in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Portfolio.

Investment Selection

In selecting securities for the Portfolio, PIMCO develops an outlook for interest rates, currency exchange rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on PIMCO's outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO's investment selection techniques will produce the desired results.

Fixed Income Instruments

"Fixed Income Instruments," as used generally in this prospectus, includes:

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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");

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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

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mortgage-backed and other asset-backed securities;

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inflation-indexed bonds issued both by governments and corporations;

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structured notes, including hybrid or "indexed" securities and event-linked bonds;

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loan participations and assignments;

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delayed funding loans and revolving credit facilities;

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bank certificates of deposit, fixed time deposits and bankers' acceptances;

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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;

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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;

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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and

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obligations of international agencies or supranational entities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

The Portfolio may, to the extent permitted under the 1940 Act, or exemptive relief therefrom, invest in derivatives based on Fixed Income Instruments.

Duration

Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, the Portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than the Portfolio with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.

U.S. Government Securities

U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Portfolio's shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds. The types of municipal bonds in which the Portfolio may invest include municipal lease obligations, municipal general obligation bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity municipal bonds. The Portfolio may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Portfolio may also invest in securities issued by entities whose underlying assets are municipal bonds.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by the Portfolio is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities ("Agency Securities")). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bond do not guarantee the price movement of the bond before maturity. Investment in pre-refunded municipal bonds held by the Portfolio may subject the Portfolio to interest rate risk, market risk and credit risk.

In addition, while a secondary market exists for pre-refunded municipal bonds, if the Portfolio sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

The Portfolio may invest, without limitation, in residual interest bonds ("RIBs"), which brokers create by depositing a municipal bond in a trust. The trust in turn issues a variable rate security and RIBs. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which the Portfolio purchases a RIB from a trust, and the underlying municipal bond was held by the Portfolio prior to being deposited into the trust, the Portfolio treats the transaction as a secured borrowing for financial reporting purposes. As a result, the Portfolio will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, the Portfolio's NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBs acquired by the Portfolio where the Portfolio did not previously own the underlying municipal bond.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. The Portfolio may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities.

The Portfolio may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Portfolio may invest in other asset-backed securities that have been offered to investors.

Loan Participations and Assignments

The Portfolio may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If the Portfolio purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

Corporate Debt Securities

Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities and Distressed Companies

Securities rated lower than Baa by Moody's, or equivalently rated by S&P or Fitch, are sometimes referred to as "high yield securities" or "junk bonds." Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Portfolio may lose its entire investment.

Variable and Floating Rate Securities

Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). The Portfolio may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. While floaters provide a certain degree of protection against rises in interest rates, the Portfolio will participate in any declines in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments ("inverse floaters"). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may invest no more than 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO, or inverse floater securities. Additionally, the Portfolio may also invest, without limitation, in RIBs.

Inflation-Indexed Bonds

Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus CPI. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Event-Linked Exposure

The Portfolio may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps" or by implementing "event-linked strategies." Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics related to such events. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, the Portfolio may lose a portion or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Portfolio to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposures may also be subject to liquidity risk.

Convertible and Equity Securities

Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company's directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer's industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.

The Portfolio may invest in convertible securities and equity securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Portfolio may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Portfolio's ability to achieve its investment objective.

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security ("income-producing component") and the right to acquire an equity security ("convertible component"). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Portfolio may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, the Portfolio may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities, such as common stock, in exchange for all or a portion of a preferred stock or Fixed Income Instrument. Depending upon, among other things, PIMCO's evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio.

Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

Foreign (Non-U.S.) Securities

The Portfolio may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. The Portfolio's investments in foreign securities may include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and similar securities that represent interests in a non-U.S. companies securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Shareholders should consider carefully the substantial risks involved for a Portfolio that invests in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign (non-U.S.) economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Portfolio also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

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Emerging Market Securities. The Portfolio may invest in securities and instruments that are economically tied to developing (or "emerging market") countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if the security's "country of exposure" is an emerging market country, as determined by the criteria set forth below. Alternatively, such as when a "country of exposure" is not available or when PIMCO believes the following tests more accurately reflect which country the security is economically tied to, PIMCO may consider an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries. A security's "country of exposure" is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the "country of exposure." The factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located, (ii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee, (iii) the "country of risk" of the issuer, (iv) the "country of risk" of the issuer's ultimate parent, or (v) the country where the issuer is organized or incorporated under the laws thereof. "Country of risk" is a separate four-part test determined by the following factors, listed in order of importance: (i) management location, (ii) country of primary listing, (iii) sales or revenue attributable to the country, and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Portfolio emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

The Portfolio may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with a debt restructuring. Investments in Brady Bonds may be viewed as speculative. Brady Bonds acquired by the Portfolio may be subject to restructuring arrangements or to requests for new credit, which may cause the Portfolio to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign (Non-U.S.) Currencies

The Portfolio may invest directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies and will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Currencies in which the Portfolio's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolio.

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Foreign Currency Transactions. The Portfolio may invest in securities denominated in foreign (non-U.S.) currencies, may engage in foreign (non-U.S.) currency transactions on a spot (cash) basis, may enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases. The Portfolio may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Portfolio to benefit from favorable fluctuations in relevant foreign currencies. The Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with the procedures established by the Board of Trustees (or as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Repurchase Agreements

The Portfolio may enter into repurchase agreements, in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security at the Portfolio's cost plus interest within a specified time. If the party agreeing to repurchase should default, the Portfolio will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days and which may not be terminated within seven days at approximately the amount at which the Portfolio has valued the agreements are considered illiquid securities.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Portfolio may enter into reverse repurchase agreements and dollar rolls, subject to the Portfolio's limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Portfolio and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Portfolio but only securities that are "substantially identical." Reverse repurchase agreements and dollar rolls may be considered a form of borrowing for some purposes. The Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Portfolio.

The Portfolio may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Portfolio may borrow money from banks for any purpose in an amount up to 1/3 of the Portfolio's total assets, less all liabilities and indebtedness not represented by senior securities. The Portfolio may also borrow money for temporary adminis-
trative purposes in an amount not to exceed 5% of the Portfolio's total assets.

Derivatives

The Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange traded funds). The Portfolio may invest some or all of its assets in derivative instruments, subject to the Portfolio's objective and policies. The portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Portfolio will succeed. A description of these and other derivative instruments that the Portfolio may use are described under "Investment Objectives and Policies" in the Statement of Additional Information.

The Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in "Investment Objectives and Policies" in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Portfolio.

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

Liquidity Risk. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses derivatives for leverage, investments in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, the Portfolio will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the portfolio manager may wish to retain the Portfolio's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Portfolio will engage in derivatives transactions at any time or from time to time. The Portfolio's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Portfolio's interest. If the portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. The Portfolio may also have to buy or sell a security at a disadvantageous time or price because the Portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. In addition, the Portfolio's use of derivatives may cause the Portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Portfolio had not used such instruments.

Correlation Risk. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In this regard, the Portfolio may seek to achieve its investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance) of an index on a daily basis. However, the overall investment strategies of the Portfolio are not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a mutual fund, or derivatives or other strategies used by a fund, from achieving desired correlation (or inverse correlation) with an index. These may include, but are not limited to: (i) the impact of fund fee, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund's portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.

Exchange-Traded Notes (ETNs)

The Portfolio may invest in exchange-traded notes ("ETNs"). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Portfolio invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Portfolio's decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Delayed Funding Loans and Revolving Credit Facilities

The Portfolio may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees in an amount sufficient to meet such commitments. Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Portfolio may purchase or sell securities which it is eligible to purchase or sell on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Portfolio's other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Portfolio's overall investment exposure. Typically, no income accrues on securities the Portfolio has committed to purchase prior to the time delivery of the securities is made, although the Portfolio may earn income on securities it has segregated or "earmarked" to cover these positions. When the Portfolio has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Portfolio does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Portfolio could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Portfolio will incur a loss if the security's price appreciates in value such that the security's price is above the agreed upon price on the settlement date.

Investment in Other Investment Companies

The Portfolio may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds, or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act and the rules and regulations thereunder and any exemptive relief therefrom. The Portfolio may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, the Portfolio may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Portfolio pays its service providers.

The Portfolio may invest in certain money market funds and/or short-term bond funds ("Central Funds"), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT, other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.

Subject to the restrictions and limitations of the 1940 Act, the Portfolio may, in the future, elect to pursue its investment objective by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Portfolio.

Short Sales

The Portfolio may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Portfolio to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as "covering" the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Portfolio. When making a short sale (other than a "short sale against the box"), the Portfolio must segregate or "earmark" assets determined to be liquid by PIMCO in accordance with procedures established by the Board of Trustees or otherwise cover its position in a permissible manner. The Portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Portfolio engages in short selling in foreign (non-U.S.) jurisdictions, the Portfolio will do so to the extent permitted by the laws and regulations of such jurisdiction.

Illiquid Securities

The Portfolio may invest up to 15% of its net assets (taken at the time of investment) in illiquid securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. The portfolio manager may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Loans of Portfolio Securities

For the purpose of achieving income, the Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see "Investment Objectives and Policies" in the Statement of Additional Information for details. When the Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Portfolio may pay lending fees to a party arranging the loan. Cash collateral received by the Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Portfolio bears the risk of such investments.

Portfolio Turnover

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as "portfolio turnover." When the portfolio manager deems it appropriate and particularly during periods of volatile market movements, the Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Portfolio's portfolio) involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs associated with portfolio turnover may adversely affect the Portfolio's performance. Please see "Financial Highlights" in this prospectus for the portfolio turnover rates of the Portfolio.

Temporary Defensive Positions

For temporary or defensive purposes, the Portfolio may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities, when PIMCO deems it appropriate to do so. When the Portfolio engages in such strategies, it may not achieve its investment objective.

Changes in Investment Objective and Policies

The investment objective of the Portfolio is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of the Portfolio may be changed by the Board of Trustees without shareholder approval.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Portfolio investments listed in this prospectus will apply at the time of investment. The Portfolio would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. The Portfolio has adopted a non-fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term "assets" means net assets plus the amount of borrowings for investment purposes.

Credit Ratings and Unrated Securities

Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody's, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer's current financial condition may be better or worse than a rating indicates. The Portfolio will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.

The Portfolio may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Portfolio may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security's comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Portfolio invests in high yield and/or unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Portfolio invested exclusively in higher-quality and rated securities.

Other Investments and Techniques

The Portfolio may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolio to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Portfolio.

Financial Highlights

The financial highlights table is intended to help a shareholder understand the Portfolio's financial performance for the last five fiscal years or, if shorter, the period since the Portfolio or class commenced operations. The information below reflects financial results for Administrative Class shares of the Portfolio, which are offered in a different prospectus. Institutional Class shares of the Portfolio had not commenced operations during the periods shown. The performance shown below differs from that which would have been achieved by Institutional Class shares of the Portfolio to the extent that the Institutional Class has lower expenses than the Administrative Class. The performance does not reflect Variable Contract fees or expenses. This information has been audited by PricewaterhouseCoopers LLP, the Portfolio's independent registered public accounting firm. Their report, along with full financial statements, appears in the Trust's Annual Report, which is available upon request.

PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Period Ended:	05/02/2011 - 12/31/2011
Administrative Class
Net asset value beginning of period	$10.00
Net investment income(a)	0.15
Net realized/unrealized (loss)	(0.26)
Total (loss) from investment operations	(0.11)
Dividends from net investment income	(0.08)
Total distributions	(0.08)
Net asset value end of period	$9.81
Total return	(1.05)%
Net assets end of period (000s)	$160,254
Ratio of expenses to average net assets	1.05	%*
Ratio of expenses to average net assets excluding waivers	1.10	%*
Ratio of expenses to average net assets excluding interest expense	1.05	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.10	%*
Ratio of net investment income to average net assets	2.35	%*
Portfolio turnover rate	302	%**

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the period.

Appendix A
Description of Securities Ratings

The Portfolio's investments may range in quality from securities rated in the lowest category in which the Portfolio is permitted to invest to securities rated in the highest category (as rated by Moody's, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Portfolio's assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:

High Quality Debt Securities are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.

Investment Grade Debt Securities are those rated in one of the four highest rating categories, or if unrated deemed comparable by PIMCO.

Below Investment Grade High Yield Securities ("Junk Bonds"), are those rated lower than Baa by Moody's, BBB by S&P or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer's ability to repay principal and interest.

The following is a description of Moody's, S&P's and Fitch's rating categories applicable to fixed income securities.

Moody's Investors Service, Inc.

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Obligation Ratings
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings
Short-Term Obligation Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor's Ratings Services

Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on the following considerations:

■

Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

■

Nature of and provisions of the obligation;

■

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade
AAA: An obligation rated 'AAA' has the highest rating as-signed by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Active Qualifiers (currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L: Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi: Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary: Preliminary ratings,with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

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Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

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Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies.

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Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

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Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

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Preliminary ratings may be assigned when a previously unrated entity is undergoing a well formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

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A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf: This subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (no longer applied or outstanding)
*: This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

g: The letter 'g' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

pr: The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

q: A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r: The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch, Inc.

Long-Term Credit Ratings
Investment Grade
AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote expectations of low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade
BB: Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. 'B' ratings indicate that material credit risk is present.

CCC: Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B.'

The subscript 'emr' is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the 'B' rating category and below.

Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.

The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.

Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1: Outstanding recovery prospects given default. 'RR1' rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2: Superior recovery prospects given default. 'RR2' rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3: Good recovery prospects given default. 'RR3' rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4: Average recovery prospects given default. 'RR4' rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5: Below average recovery prospects given default. 'RR5' rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6: Poor recovery prospects given default. 'RR6' rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as "short term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in US public finance markets.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

INVESTMENT ADVISER AND ADMINISTRATOR

PIMCO, 840 Newport Center Drive, Newport Beach, CA 92660

DISTRIBUTOR

PIMCO Investments LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., 330 W. 9th Street, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197

LEGAL COUNSEL

Dechert LLP, 1775 I Street N.W., Washington, D.C. 20006-2401

PIMCO Variable Insurance Trust 840 Newport Center Drive Newport Beach, CA 92660

The Trust's Statement of Additional Information ("SAI") and annual and semi-annual reports to shareholders include additional information about the Portfolio. The SAI and the financial statements included in the Portfolio's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Portfolio's annual report discusses the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

You may get free copies of any of these materials, or request other information about the Portfolio by calling the Trust at 1-800-927-4648, by visiting http://pvit.pimco-funds.com or by writing to:

PIMCO Variable Insurance Trust
840 Newport Center Drive
Newport Beach, CA 92660

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission's Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, 100 F Street N.E., Washington, D.C. 20549-1520, or by e-mailing your request to publicinfo@sec.gov. You can also visit our web site at http://pvit.pimco-funds.com for additional information about the Portfolio, including the SAI and the annual and semi-annual reports which are available for download free of charge.

Reference the Trust's Investment Company Act file number in your correspondence.

Investment Company Act File Number: 811-08399	PVIT2007F_043012